REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account E (the “Separate Account”) listed in Notes 2A and 2B (collectively, the “Divisions”) as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and financial highlights for the Divisions and periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2025, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Divisions of the Separate Account	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Division Fidelity® VIP Freedom 2065 Division Fidelity® VIP Freedom 2070 Division	For the period from April 25, 2025 (commencement of operations) through December 31, 2025
BHFTI SSGA Emerging Markets Enhanced Index II Division	For the period from January 1, 2025 through April 25, 2025 (cessation of operations)	For the period from January 1, 2025 through April 25, 2025 (cessation of operations) and the year ended December 31, 2024	For the period from January 1, 2025 through April 25, 2025 (cessation of operations) and the years ended December 31, 2024, 2023, 2022, and 2021
Fidelity® VIP Freedom 2055 Division Fidelity® VIP Freedom 2060 Division	For the year ended December 31, 2025	For the years ended December 31, 2025 and 2024	For the years ended December 31, 2025, 2024 and the period from May 1, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the Separate Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2026

We have served as the Separate Account’s auditor since 1984.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division
Assets:
Investments at fair value	$75,868		$260,750,004	$1,160,902,879	$639,609,275
Due from Metropolitan Life Insurance Company	—		—	—	—
Total Assets	75,868		260,750,004	1,160,902,879	639,609,275
Liabilities:
Accrued fees	6		99	111	88
Due to Metropolitan Life Insurance Company	—		42	497	14
Total Liabilities	6		141	608	102
Net Assets	$75,862		$260,749,863	$1,160,902,271	$639,609,173
Contract Owners’ Equity
Net assets from accumulation units	$75,862		$260,076,623	$1,157,211,718	$637,286,267
Net assets from contracts in payout	—		673,240	3,690,553	2,322,906
Total Net Assets	$75,862		$260,749,863	$1,160,902,271	$639,609,173

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	American Funds® The Bond Fund of America Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Aggressive Allocation Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Division	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division
Assets:
Investments at fair value	$57,420,669		$43,518	$410,495,236		$560,094,333	$236,926,623	$471,829,924	$234,838	$226,986,883	$13,788,993	$10,884,966
Due from Metropolitan Life Insurance Company	—		—	51	—		—	—	—	38	—	—
Total Assets	57,420,669		43,518	410,495,287	560,094,333		236,926,623	471,829,924	234,838	226,986,921	13,788,993	10,884,966
Liabilities:
Accrued fees	81		9	53		43	35	57	8	56	32	32
Due to Metropolitan Life Insurance Company	1		—	—	1		—	—	—	—	74	—
Total Liabilities	82		9	53	44		35	57	8	56	106	32
Net Assets	$57,420,587		$43,509	$410,495,234		$560,094,289	$236,926,588	$471,829,867	$234,830	$226,986,865	$13,788,887	$10,884,934
Contract Owners’ Equity
Net assets from accumulation units	$57,236,617		$43,509	$410,142,668		$559,045,360	$236,811,452	$470,639,830	$234,830	$220,708,743	$13,788,887	$10,873,470
Net assets from contracts in payout	183,970		—	352,566	1,048,929		115,136	1,190,037	—	6,278,122	—	11,464
Total Net Assets	$57,420,587		$43,509	$410,495,234		$560,094,289	$236,926,588	$471,829,867	$234,830	$226,986,865	$13,788,887	$10,884,934

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Comstock Division	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division
Assets:
Investments at fair value	$42,343,757	$2,746,650		$772,485,050	$103,211,920	$253,786,604		$10,056		$209,575,451	$37,200,567	$45,742,381	$483,059,047
Due from Metropolitan Life Insurance Company	—	—		—	4	—		—		10	23	—	—
Total Assets	42,343,757	2,746,650		772,485,050	103,211,924	253,786,604		10,056		209,575,461	37,200,590	45,742,381	483,059,047
Liabilities:
Accrued fees	73	34		128	109	120		9		123	112	39	41
Due to Metropolitan Life Insurance Company	2	—		21	—	46		—		—	—	—	—
Total Liabilities	75	34		149	109	166		9		123	112	39	41
Net Assets	$42,343,682	$2,746,616		$772,484,901	$103,211,815	$253,786,438		$10,047		$209,575,338	$37,200,478	$45,742,342	$483,059,006
Contract Owners’ Equity
Net assets from accumulation units	$42,320,096	$2,736,936		$756,984,202	$102,997,000	$252,624,409		$10,047		$208,966,943	$37,128,508	$45,699,901	$482,818,232
Net assets from contracts in payout	23,586	9,680		15,500,699	214,815	1,162,029		—		608,395	71,970	42,441	240,774
Total Net Assets	$42,343,682	$2,746,616		$772,484,901	$103,211,815	$253,786,438		$10,047		$209,575,338	$37,200,478	$45,742,342	$483,059,006

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI SSGA Emerging Markets Enhanced Index Division	BHFTI SSGA Growth and Income ETF Division
Assets:
Investments at fair value	$10,927,568	$67,598,472		$384,303,902	$4,386,887,944	$114,304,251		$395,760,823	$195,365,686	$416,462,218	$23,831,065	$392,410,925
Due from Metropolitan Life Insurance Company	1	1		—	—	—		—	—	—	—	—
Total Assets	10,927,569	67,598,473		384,303,902	4,386,887,944	114,304,251		395,760,823	195,365,686	416,462,218	23,831,065	392,410,925
Liabilities:
Accrued fees	48	68		136	33	137		107	71	123	49	60
Due to Metropolitan Life Insurance Company	—	—		151	2	28		11	2	5	2	1
Total Liabilities	48	68		287	35	165		118	73	128	51	61
Net Assets	$10,927,521	$67,598,405		$384,303,615	$4,386,887,909	$114,304,086		$395,760,705	$195,365,613	$416,462,090	$23,831,014	$392,410,864
Contract Owners’ Equity
Net assets from accumulation units	$10,922,733	$67,555,517		$383,603,625	$4,383,542,131	$113,789,178		$394,124,793	$194,940,089	$415,665,787	$23,794,978	$391,683,587
Net assets from contracts in payout	4,788	42,888		699,990	3,345,778	514,908		1,635,912	425,524	796,303	36,036	727,277
Total Net Assets	$10,927,521	$67,598,405		$384,303,615	$4,386,887,909	$114,304,086		$395,760,705	$195,365,613	$416,462,090	$23,831,014	$392,410,864

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division
Assets:
Investments at fair value	$97,126,495	$249,342		$289,101,237	$13,583	$262,984,529		$161,357,565	$83,598,783	$218,605,911	$181,110,596	$25,565,579
Due from Metropolitan Life Insurance Company	—	—		32	—	—		—	—	67	—	—
Total Assets	97,126,495	249,342		289,101,269	13,583	262,984,529		161,357,565	83,598,783	218,605,978	181,110,596	25,565,579
Liabilities:
Accrued fees	70	12		96	5	119		48	86	95	91	70
Due to Metropolitan Life Insurance Company	23	—		—	—	42		—	3	—	—	1
Total Liabilities	93	12		96	5	161		48	89	95	91	71
Net Assets	$97,126,402	$249,330		$289,101,173	$13,578	$262,984,368		$161,357,517	$83,598,694	$218,605,883	$181,110,505	$25,565,508
Contract Owners’ Equity
Net assets from accumulation units	$97,032,415	$249,330		$288,443,372	$13,578	$262,003,346		$161,145,853	$83,134,301	$216,814,266	$179,530,115	$25,333,876
Net assets from contracts in payout	93,987	—		657,801	—	981,022		211,664	464,393	1,791,617	1,580,390	231,632
Total Net Assets	$97,126,402	$249,330		$289,101,173	$13,578	$262,984,368		$161,357,517	$83,598,694	$218,605,883	$181,110,505	$25,565,508

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division
Assets:
Investments at fair value	$140,027,349	$473,110,755		$1,897,199,184	$1,301,030,716	$120,384,216		$4,069,807	$464,481,973	$343,770,229	$379,184,848	$229,099,562
Due from Metropolitan Life Insurance Company	—	9		25	76	85		—	12	—	—	1
Total Assets	140,027,349	473,110,764		1,897,199,209	1,301,030,792	120,384,301		4,069,807	464,481,985	343,770,229	379,184,848	229,099,563
Liabilities:
Accrued fees	62	67		40	45	73		54	22	109	55	85
Due to Metropolitan Life Insurance Company	—	—		—	—	—		—	—	8	7	—
Total Liabilities	62	67		40	45	73		54	22	117	62	85
Net Assets	$140,027,287	$473,110,697		$1,897,199,169	$1,301,030,747	$120,384,228		$4,069,753	$464,481,963	$343,770,112	$379,184,786	$229,099,478
Contract Owners’ Equity
Net assets from accumulation units	$138,559,759	$470,590,053		$1,893,453,916	$1,297,155,704	$119,594,190		$4,068,447	$453,745,474	$341,024,958	$376,486,467	$228,221,310
Net assets from contracts in payout	1,467,528	2,520,644		3,745,253	3,875,043	790,038		1,306	10,736,489	2,745,154	2,698,319	878,168
Total Net Assets	$140,027,287	$473,110,697		$1,897,199,169	$1,301,030,747	$120,384,228		$4,069,753	$464,481,963	$343,770,112	$379,184,786	$229,099,478

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division		BHFTII Neuberger Berman Genesis Division
Assets:
Investments at fair value	$106,438,804		$39,468,111	$608,584,341	$388,565,124		$374,902,488	$258,857,426	$2,994,476,280		$80,886,468	$454,054,521	$190,741,131
Due from Metropolitan Life Insurance Company	—		3	—	—		11	21		95	—	29		—
Total Assets	106,438,804		39,468,114	608,584,341	388,565,124		374,902,499	258,857,447		2,994,476,375	80,886,468	454,054,550		190,741,131
Liabilities:
Accrued fees	139		89	71	87		102	124	91		68	128	83
Due to Metropolitan Life Insurance Company	5		—	11	23		—	—		—	2	—		7
Total Liabilities	144		89	82	110		102	124		91	70	128		90
Net Assets	$106,438,660		$39,468,025	$608,584,259	$388,565,014		$374,902,397	$258,857,323	$2,994,476,284		$80,886,398	$454,054,422	$190,741,041
Contract Owners’ Equity
Net assets from accumulation units	$105,555,340		$39,346,096	$606,118,788	$387,282,108		$374,001,518	$258,370,807	$2,927,312,581		$79,311,711	$446,442,413	$189,797,064
Net assets from contracts in payout	883,320		121,929	2,465,471	1,282,906		900,879	486,516		67,163,703	1,574,687	7,612,009		943,977
Total Net Assets	$106,438,660		$39,468,025	$608,584,259	$388,565,014		$374,902,397	$258,857,323	$2,994,476,284		$80,886,398	$454,054,422	$190,741,041

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$558,923,844	$318,157,761		$15,913,220	$225,045,824	$76,069,801		$18,420	$53,217,017	$5,445,348	$369,073	$67,289,282
Due from Metropolitan Life Insurance Company	96	—		1	—	—		1	2	—	—	—
Total Assets	558,923,940	318,157,761		15,913,221	225,045,824	76,069,801		18,421	53,217,019	5,445,348	369,073	67,289,282
Liabilities:
Accrued fees	101	114		29	135	110		5	26	7	4	16
Due to Metropolitan Life Insurance Company	—	42		—	5	3		—	—	1	—	55
Total Liabilities	101	156		29	140	113		5	26	8	4	71
Net Assets	$558,923,839	$318,157,605		$15,913,192	$225,045,684	$76,069,688		$18,416	$53,216,993	$5,445,340	$369,069	$67,289,211
Contract Owners’ Equity
Net assets from accumulation units	$541,955,776	$317,347,851		$15,905,380	$223,921,864	$75,740,149		$18,416	$52,931,026	$5,408,271	$369,069	$66,306,271
Net assets from contracts in payout	16,968,063	809,754		7,812	1,123,820	329,539		—	285,967	37,069	—	982,940
Total Net Assets	$558,923,839	$318,157,605		$15,913,192	$225,045,684	$76,069,688		$18,416	$53,216,993	$5,445,340	$369,069	$67,289,211

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
Assets:
Investments at fair value	$2,561,843	$7,242,713		$11,741,307	$13,765,808	$12,087,434		$10,947,554	$21,212,398	$1,753,048	$2,161,097	$61,971
Due from Metropolitan Life Insurance Company	—	—		—	—	—		—	1	—	—	3
Total Assets	2,561,843	7,242,713		11,741,307	13,765,808	12,087,434		10,947,554	21,212,399	1,753,048	2,161,097	61,974
Liabilities:
Accrued fees	11	13		37	16	34		11	17	30	34	10
Due to Metropolitan Life Insurance Company	—	1		—	—	—		49	—	1	—	—
Total Liabilities	11	14		37	16	34		60	17	31	34	10
Net Assets	$2,561,832	$7,242,699		$11,741,270	$13,765,792	$12,087,400		$10,947,494	$21,212,382	$1,753,017	$2,161,063	$61,964
Contract Owners’ Equity
Net assets from accumulation units	$2,561,832	$7,242,699		$11,741,270	$13,765,792	$12,087,400		$10,947,494	$21,212,382	$1,753,017	$2,161,063	$61,964
Net assets from contracts in payout	—	—		—	—	—		—	—	—	—	—
Total Net Assets	$2,561,832	$7,242,699		$11,741,270	$13,765,792	$12,087,400		$10,947,494	$21,212,382	$1,753,017	$2,161,063	$61,964

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Fidelity® VIP Freedom 2070 Division	Fidelity® VIP FundsManager 50% Division	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division
Assets:
Investments at fair value	$23,852	$132,166,810		$134,969,624	$4,054,846	$138,453,095		$4,966,693	$72,089	$4,444	$22,841	$26,100
Due from Metropolitan Life Insurance Company	5	—		—	—	—		—	—	—	—	—
Total Assets	23,857	132,166,810		134,969,624	4,054,846	138,453,095		4,966,693	72,089	4,444	22,841	26,100
Liabilities:
Accrued fees	10	—		—	1	5		4	8	2	7	5
Due to Metropolitan Life Insurance Company	—	—		—	—	1		—	—	1	—	—
Total Liabilities	10	—		—	1	6		4	8	3	7	5
Net Assets	$23,847	$132,166,810		$134,969,624	$4,054,845	$138,453,089		$4,966,689	$72,081	$4,441	$22,834	$26,095
Contract Owners’ Equity
Net assets from accumulation units	$23,847	$132,166,810		$134,969,624	$4,054,845	$138,343,413		$4,956,180	$72,081	$4,441	$22,834	$26,095
Net assets from contracts in payout	—	—		—	—	109,676		10,509	—	—	—	—
Total Net Assets	$23,847	$132,166,810		$134,969,624	$4,054,845	$138,453,089		$4,966,689	$72,081	$4,441	$22,834	$26,095

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	Nomura VIP Small Cap Value Division	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division
Assets:
Investments at fair value	$71,215	$279,505	$24,350	$518		$1,644	$6,849		$7,906
Due from Metropolitan Life Insurance Company	—	1		—	—		—	1		—
Total Assets	71,215	279,506		24,350	518		1,644	6,850		7,906
Liabilities:
Accrued fees	7	2	12	2		6	11		11
Due to Metropolitan Life Insurance Company	—	—		—	1		—	—		—
Total Liabilities	7	2		12	3		6	11		11
Net Assets	$71,208	$279,504	$24,338	$515		$1,638	$6,839		$7,895
Contract Owners’ Equity
Net assets from accumulation units	$71,208	$279,504	$24,338	$515		$1,638	$6,839		$7,895
Net assets from contracts in payout	—	—		—	—		—	—		—
Total Net Assets	$71,208	$279,504	$24,338	$515		$1,638	$6,839		$7,895

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Aggressive Allocation Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Division	BHFTI American Funds® Moderate Allocation Division
Investment Income:
Dividends	$983		$880,973	$1,768,187		$5,646,990	$2,428,513		$553	$4,795,908	$10,175,069	$114,204	$11,634,945
Expenses:
Mortality and expense risk and other charges	562		3,240,330	13,897,923		7,821,014	718,117		434	4,129,033	5,521,521	2,409,098	4,793,715
Administrative charges	69		497,747	1,911,176		1,119,147	117,748		101	942,444	1,324,305	602,564	1,157,718
Total expenses	631		3,738,077	15,809,099		8,940,161	835,865		535	5,071,477	6,845,826	3,011,662	5,951,433
Net investment income (loss)	352		(2,857,104)	(14,040,912)		(3,293,171)	1,592,648		18	(275,569)	3,329,243	(2,897,458)	5,683,512
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,784		5,984,088	90,360,647		107,002,012	—		6,726	28,814,558	32,980,962	22,574,373	22,390,456
Realized gains (losses) on sale of investments	1,073		(4,783,867)	79,013,748		33,374,641	(1,398,451)		(78)	6,423,511	3,449,324	13,621,449	(1,022,264)
Net realized gains (losses)	9,857		1,200,221	169,374,395		140,376,653	(1,398,451)		6,648	35,238,069	36,430,286	36,195,822	21,368,192
Change in unrealized gains (losses) on investments	3,199		34,166,148	39,417,423		(40,470,422)	3,031,681		(4,742)	34,547,278	40,394,711	8,354,222	31,893,116
Net realized and change in unrealized gains (losses) on investments	13,056		35,366,369	208,791,818		99,906,231	1,633,230		1,906	69,785,347	76,824,997	44,550,044	53,261,308
Net increase (decrease) in net assets resulting from operations	$13,408		$32,509,265	$194,750,906		$96,613,060	$3,225,878		$1,924	$69,509,778	$80,154,240	$41,652,586	$58,944,820

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Comstock Division
Investment Income:
Dividends	$14,742	$2,708,626		$183,446	$1,160,724	$2,337,384		$—		$3,659,109	$2,862,234	$5,433,391	$170
Expenses:
Mortality and expense risk and other charges	2,375	2,217,481		133,442	134,846	469,837		28,231		8,567,496	1,113,228	2,576,707	105
Administrative charges	385	482,953		36,548	32,005	106,647		7,092		206,923	216,325	532,667	15
Total expenses	2,760	2,700,434		169,990	166,851	576,484		35,323		8,774,419	1,329,553	3,109,374	120
Net investment income (loss)	11,982	8,192		13,456	993,873	1,760,900		(35,323)		(5,115,310)	1,532,681	2,324,017	50
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	9,572,431		2,126,412	—	—		—		133,144,221	—	8,794,043	1,117
Realized gains (losses) on sale of investments	14	1,136,293		(421,180)	(231,268)	(720,915)		(175,158)		13,544,598	(1,643,946)	3,958,060	193
Net realized gains (losses)	14	10,708,724		1,705,232	(231,268)	(720,915)		(175,158)		146,688,819	(1,643,946)	12,752,103	1,310
Change in unrealized gains (losses) on investments	4,549	21,785,320		(2,430,311)	(459,404)	749,845		616,693		(39,844,371)	5,815,023	53,488,839	386
Net realized and change in unrealized gains (losses) on investments	4,563	32,494,044		(725,079)	(690,672)	28,930		441,535		106,844,448	4,171,077	66,240,942	1,696
Net increase (decrease) in net assets resulting from operations	$16,545	$32,502,236		$(711,623)	$303,201	$1,789,830		$406,212		$101,729,138	$5,703,758	$68,564,959	$1,746

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division
Investment Income:
Dividends	$141,792		$—	$1,903,077		$10,444,150	$107,564	$690,025		$—	$30,637,329		$2,062,833		$—
Expenses:
Mortality and expense risk and other charges	2,290,568		398,944	486,045		4,401,883	114,759	713,739		4,007,892	45,428,004		1,163,122		4,888,411
Administrative charges	277,513		72,702	121,504		1,135,125	28,372	152,364		788,864		11,691,677		217,018		241,482
Total expenses	2,568,081		471,646	607,549		5,537,008	143,131	866,103		4,796,756		57,119,681		1,380,140		5,129,893
Net investment income (loss)	(2,426,289)		(471,646)	1,295,528		4,907,142	(35,567)	(176,078)		(4,796,756)		(26,482,352)		682,693		(5,129,893)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,055,224		—	—		—	1,258,375	5,674,491		54,756,211	—		6,605,386		—
Realized gains (losses) on sale of investments	6,483,432		(2,894,960)	(1,008,168)		1,237,888	(399,034)	1,024,002		31,781,615		1,105,784		2,455,955		(20,539,610)
Net realized gains (losses)	38,538,656		(2,894,960)	(1,008,168)		1,237,888	859,341	6,698,493		86,537,826		1,105,784		9,061,341		(20,539,610)
Change in unrealized gains (losses) on investments	(8,000,397)		4,992,604	2,410,711		47,306,985	345,219	828,227		(31,260,152)		367,350,688		12,092,833		74,864,330
Net realized and change in unrealized gains (losses) on investments	30,538,259		2,097,644	1,402,543		48,544,873	1,204,560	7,526,720		55,277,674		368,456,472		21,154,174		54,324,720
Net increase (decrease) in net assets resulting from operations	$28,111,970		$1,625,998	$2,698,071		$53,452,015	$1,168,993	$7,350,642		$50,480,918	$341,974,120		$21,836,867		$49,194,827

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI SSGA Emerging Markets Enhanced Index Division (a)	BHFTI SSGA Emerging Markets Enhanced Index II Division (b)	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division
Investment Income:
Dividends	$2,068,734		$23,926,229	$180,524		$386,497	$9,866,518	$1,886,475		$4,162	$—	$582	$3,516,006
Expenses:
Mortality and expense risk and other charges	2,077,037		4,377,725	166,364		76,709	3,908,848	939,589		2,138	3,116,893	704	2,968,032
Administrative charges	473,294		957,140	41,833		19,288	976,243	221,406		533	590,195	142	445,292
Total expenses	2,550,331		5,334,865	208,197		95,997	4,885,091	1,160,995		2,671	3,707,088	846	3,413,324
Net investment income (loss)	(481,597)		18,591,364	(27,673)		290,500	4,981,427	725,480		1,491	(3,707,088)	(264)	102,682
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,506,508		—	—		—	11,706,968	6,285,919		22,144	50,043,969	—	34,020,967
Realized gains (losses) on sale of investments	(2,080,747)		(12,066,957)	925,347		(1,578,455)	3,468,658	619,638		(246)	(10,429,747)	1,906	255,065
Net realized gains (losses)	(574,239)		(12,066,957)	925,347		(1,578,455)	15,175,626	6,905,557		21,898	39,614,222	1,906	34,276,032
Change in unrealized gains (losses) on investments	14,070,533		25,071,523	5,318,672		1,946,800	36,298,036	7,778,088		1,225	(29,732,675)	5,714	(31,614,923)
Net realized and change in unrealized gains (losses) on investments	13,496,294		13,004,566	6,244,019		368,345	51,473,662	14,683,645		23,123	9,881,547	7,620	2,661,109
Net increase (decrease) in net assets resulting from operations	$13,014,697		$31,595,930	$6,216,346		$658,845	$56,455,089	$15,409,125		$24,614	$6,174,459	$7,356	$2,763,791

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division
Investment Income:
Dividends	$6,200,728	$519,338		$11,774,700	$—	$1,293,792		$4,659,976	$13,264,046	$43,224,197	$21,999,545	$1,510,239
Expenses:
Mortality and expense risk and other charges	1,726,033	965,722		2,410,423	1,916,559	283,956		1,497,997	5,007,609	19,561,589	13,135,707	1,366,521
Administrative charges	440,213	80,755		414,227	411,041	71,212		335,839	1,144,754	4,537,443	2,898,506	200,389
Total expenses	2,166,246	1,046,477		2,824,650	2,327,600	355,168		1,833,836	6,152,363	24,099,032	16,034,213	1,566,910
Net investment income (loss)	4,034,482	(527,139)		8,950,050	(2,327,600)	938,624		2,826,140	7,111,683	19,125,165	5,965,332	(56,671)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,540,245		—	27,102,673	—		—	5,681,001	50,992,400	45,989,230	24,032,112
Realized gains (losses) on sale of investments	(6,143,634)	(117,212)		(6,188,006)	5,900,147	103,740		(2,388,087)	(4,995,357)	(6,232,110)	5,477,212	(3,442,240)
Net realized gains (losses)	(6,143,634)	3,423,033		(6,188,006)	33,002,820	103,740		(2,388,087)	685,644	44,760,290	51,466,442	20,589,872
Change in unrealized gains (losses) on investments	12,273,213	10,885,335		11,355,861	(10,244,545)	(360,393)		10,573,637	39,392,038	162,600,654	115,235,591	(20,234,817)
Net realized and change in unrealized gains (losses) on investments	6,129,579	14,308,368		5,167,855	22,758,275	(256,653)		8,185,550	40,077,682	207,360,944	166,702,033	355,055
Net increase (decrease) in net assets resulting from operations	$10,164,061	$13,781,229		$14,117,905	$20,430,675	$681,971		$11,011,690	$47,189,365	$226,486,109	$172,667,365	$298,384

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division
Investment Income:
Dividends	$106,985		$10,232,987	$4,460,158	$—		$—		$78,446		$—	$11,213,139		$3,813,671		$6,204,783
Expenses:
Mortality and expense risk and other charges	39,422		5,640,443	3,711,751	4,657,813		2,453,831		1,153,355		438,404	6,360,776		4,122,217		3,811,330
Administrative charges	9,790		146,884	717,095		117,509		424,632		213,800	66,527		1,272,378		672,776		677,665
Total expenses	49,212		5,787,327	4,428,846		4,775,322		2,878,463		1,367,155	504,931		7,633,154		4,794,993		4,488,995
Net investment income (loss)	57,773		4,445,660	31,312		(4,775,322)		(2,878,463)		(1,288,709)	(504,931)		3,579,985		(981,322)		1,715,788
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	229,635		51,554,893	45,081,964	20,110,818		42,345,438		13,929,964		5,066,806	—		29,150,753		2,731,631
Realized gains (losses) on sale of investments	(76,863)		4,036,378	(3,311,181)		2,064,595		3,381,981		(1,173,599)	(842,686)		(12,042,960)		4,575,568		20,049,873
Net realized gains (losses)	152,772		55,591,271	41,770,783		22,175,413		45,727,419		12,756,365	4,224,120		(12,042,960)		33,726,321		22,781,504
Change in unrealized gains (losses) on investments	936,060		(11,208,726)	(20,496,844)		(3,054,781)		(15,445,719)		(7,508,172)	(2,750,058)		41,788,526		(11,254,136)		68,643,127
Net realized and change in unrealized gains (losses) on investments	1,088,832		44,382,545	21,273,939		19,120,632		30,281,700		5,248,193	1,474,062		29,745,566		22,472,185		91,424,631
Net increase (decrease) in net assets resulting from operations	$1,146,605		$48,828,205	$21,305,251	$14,345,310		$27,403,237		$3,959,484		$969,131	$33,325,551		$21,490,863		$93,140,419

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division
Investment Income:
Dividends	$2,598,914		$27,255,055	$2,227,537	$7,553,556	$103,797		$—		$466,307	$476,211	$17,718,427	$3,077,264
Expenses:
Mortality and expense risk and other charges	2,689,722		32,849,715	841,317	4,895,155	2,275,273		5,945,226		3,527,326	155,940	2,461,449	828,172
Administrative charges	395,862		2,966,732	155,075	850,416	263,414		889,060		389,528	40,013	476,030	165,978
Total expenses	3,085,584		35,816,447	996,392	5,745,571	2,538,687		6,834,286		3,916,854	195,953	2,937,479	994,150
Net investment income (loss)	(486,670)		(8,561,392)	1,231,145	1,807,985	(2,434,890)		(6,834,286)		(3,450,547)	280,258	14,780,948	2,083,114
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,569,182		264,350,092	5,738,702	52,963,231	26,980,581		79,395,199		71,960,026	275,351	—	—
Realized gains (losses) on sale of investments	3,465,492		160,093,701	(70,117)	(4,439,225)	(2,447,134)		16,924,372		(1,983,828)	617,559	(7,234,041)	(1,416,293)
Net realized gains (losses)	17,034,674		424,443,793	5,668,585	48,524,006	24,533,447		96,319,571		69,976,198	892,910	(7,234,041)	(1,416,293)
Change in unrealized gains (losses) on investments	11,018,332		23,274,085	708,527	662,968	(34,901,406)		(15,569,485)		(39,544,128)	3,609,161	9,462,993	3,658,595
Net realized and change in unrealized gains (losses) on investments	28,053,006		447,717,878	6,377,112	49,186,974	(10,367,959)		80,750,086		30,432,070	4,502,071	2,228,952	2,242,302
Net increase (decrease) in net assets resulting from operations	$27,566,336		$439,156,486	$7,608,257	$50,994,959	$(12,802,849)		$73,915,800		$26,981,523	$4,782,329	$17,009,900	$4,325,416

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
Investment Income:
Dividends	$726		$841,308	$20,503	$—		$1,146,982	$65,195		$160,990	$242,662	$250,673	$172,485
Expenses:
Mortality and expense risk and other charges	193		560,472	53,514	3,006		609,988	32,056		64,430	106,551	120,709	99,795
Administrative charges	41		41,430	—	322		39,104	81		4,408	12,318	15,610	13,015
Total expenses	234		601,902	53,514	3,328		649,092	32,137		68,838	118,869	136,319	112,810
Net investment income (loss)	492		239,406	(33,011)	(3,328)		497,890	33,058		92,152	123,793	114,354	59,675
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,771		2,759,703	327,636	56,769		3,557,633	175,151		211,990	478,113	628,140	645,048
Realized gains (losses) on sale of investments	(85)		1,479,613	(9,442)	736		1,406,951	8,059		59,426	234,659	185,925	121,362
Net realized gains (losses)	1,686		4,239,316	318,194	57,505		4,964,584	183,210		271,416	712,772	814,065	766,410
Change in unrealized gains (losses) on investments	726		534,014	(256,314)	4,722		5,164,603	157,608		391,036	553,745	816,795	819,888
Net realized and change in unrealized gains (losses) on investments	2,412		4,773,330	61,880	62,227		10,129,187	340,818		662,452	1,266,517	1,630,860	1,586,298
Net increase (decrease) in net assets resulting from operations	$2,904		$5,012,736	$28,869	$58,899		$10,627,077	$373,876		$754,604	$1,390,310	$1,745,214	$1,645,973

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division (a)	Fidelity® VIP Freedom 2070 Division (a)	Fidelity® VIP FundsManager 50% Division	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division
Investment Income:
Dividends	$124,944		$241,611	$18,490	$24,729	$663		$30	$3,402,160	$2,894,780	$165,252	$381,262
Expenses:
Mortality and expense risk and other charges	91,286		179,525	14,411	17,288	176		70	2,644,571	2,635,938	38,514	1,265,708
Administrative charges	10,687		19,406	801	1,355	11		8	—	—	—	—
Total expenses	101,973		198,931	15,212	18,643	187		78	2,644,571	2,635,938	38,514	1,265,708
Net investment income (loss)	22,971		42,680	3,278	6,086	476		(48)	757,589	258,842	126,738	(884,446)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	611,243		1,156,151	78,481	94,151	577		52	—	610,051	—	16,993,036
Realized gains (losses) on sale of investments	108,757		225,943	32,431	25,589	354		47	1,807,497	2,159,424	—	4,264,992
Net realized gains (losses)	720,000		1,382,094	110,912	119,740	931		99	1,807,497	2,769,475	—	21,258,028
Change in unrealized gains (losses) on investments	825,081		1,726,807	118,709	169,758	655		944	12,579,431	14,384,744	—	(3,074,782)
Net realized and change in unrealized gains (losses) on investments	1,545,081		3,108,901	229,621	289,498	1,586		1,043	14,386,928	17,154,219	—	18,183,246
Net increase (decrease) in net assets resulting from operations	$1,568,052		$3,151,581	$232,899	$295,584	$2,062		$995	$15,144,517	$17,413,061	$126,738	$17,298,800

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division		Nomura VIP Small Cap Value Division	PIMCO VIT CommodityRealReturn® Strategy Division
Investment Income:
Dividends	$181,374	$168		$84	$11	$132		$1,476	$—		$—		$6	$64
Expenses:
Mortality and expense risk and other charges	48,846	530		28	176	194		532	2,504		230		3	28
Administrative charges	—	65		2	21	23		65		264		21		—	4
Total expenses	48,846	595		30	197	217		597		2,768		251		3	32
Net investment income (loss)	132,528	(427)		54	(186)	(85)		879		(2,768)		(251)		3	32
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	7,933		234	1,890	3,771		9,366	18,655		1,651		30	—
Realized gains (losses) on sale of investments	(91,284)	216		3	473	305		746		5,313		4		—	(1,730)
Net realized gains (losses)	(91,284)	8,149		237	2,363	4,076		10,112		23,968		1,655		30	(1,730)
Change in unrealized gains (losses) on investments	272,887	(718)		586	(646)	(907)		(3,703)		(1,235)		414		3	2,349
Net realized and change in unrealized gains (losses) on investments	181,603	7,431		823	1,717	3,169		6,409		22,733		2,069		33	619
Net increase (decrease) in net assets resulting from operations	$314,131	$7,004		$877	$1,531	$3,084		$7,288	$19,965		$1,818		$36	$651

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2025

	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division
Investment Income:
Dividends	$352	$511
Expenses:
Mortality and expense risk and other charges	61	70
Administrative charges	13	17
Total expenses	74	87
Net investment income (loss)	278	424
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—
Realized gains (losses) on sale of investments	(49)	(678)
Net realized gains (losses)	(49)	(678)
Change in unrealized gains (losses) on investments	202	1,241
Net realized and change in unrealized gains (losses) on investments	153	563
Net increase (decrease) in net assets resulting from operations	$431	$987

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division			American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division			BHFTI Allspring Mid Cap Value Division		BHFTI American Funds® Aggressive Allocation Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$352	$(4)	$(2,857,104)	$(1,108,668)		$(14,040,912)	$(11,842,760)	$(3,293,171)	$(2,335,647)	$1,592,648		$1,583,000	$18	$(75)	$(275,569)	$(259,529)
Net realized gains (losses)	9,857	36,314	1,200,221	3,995,558		169,374,395	106,392,266	140,376,653	73,160,785	(1,398,451)		(1,403,076)	6,648	3,192	35,238,069	17,816,442
Change in unrealized gains (losses) on investments	3,199	(16,171)	34,166,148	(142,051)		39,417,423	191,793,230	(40,470,422)	61,363,336	3,031,681		(376,928)	(4,742)	1,553	34,547,278	33,316,769
Net increase (decrease) in net assets resulting from operations	13,408	20,139	32,509,265	2,744,839		194,750,906	286,342,736	96,613,060	132,188,474	3,225,878		(197,004)	1,924	4,670	69,509,778	50,873,682
Contract Transactions:
Purchase payments received from Contract owners	—	—	2,565,861	2,725,330		10,008,405	8,844,713	5,201,431	4,595,742	849,257		779,178	—	—	4,672,911	4,815,194
Net transfers (including fixed account)	(491)	18,993	(5,379,612)	1,375,143		(19,138,612)	(29,233,291)	(12,322,507)	(19,978,887)	3,572,596		4,906,866	2,659	(1,722)	(7,946,362)	4,915,773
Contract charges	—	—	(1,051,617)	(1,218,665)		(2,382,711)	(2,552,092)	(1,875,702)	(2,090,305)	(313,279)		(330,393)	(5)	(5)	(3,654,689)	(3,917,922)
Transfers for Contract benefits and terminations	(3,963)	(155,643)	(38,392,408)	(43,375,323)		(154,684,390)	(168,998,157)	(92,444,210)	(107,099,255)	(9,219,715)		(8,938,006)	(1,281)	(12,262)	(56,412,257)	(54,292,542)
Net increase (decrease) in net assets resulting from Contract transactions	(4,454)	(136,650)	(42,257,776)	(40,493,515)		(166,197,308)	(191,938,827)	(101,440,988)	(124,572,705)	(5,111,141)		(3,582,355)	1,373	(13,989)	(63,340,397)	(48,479,497)
Net increase (decrease) in net assets	8,954	(116,511)	(9,748,511)	(37,748,676)		28,553,598	94,403,909	(4,827,928)	7,615,769	(1,885,263)		(3,779,359)	3,297	(9,319)	6,169,381	2,394,185
Net Assets:
Beginning of year	66,908	183,419	270,498,374	308,247,050		1,132,348,673	1,037,944,764	644,437,101	636,821,332	59,305,850		63,085,209	40,212	49,531	404,325,853	401,931,668
End of year	$75,862	$66,908	$260,749,863	$270,498,374		$1,160,902,271	$1,132,348,673	$639,609,173	$644,437,101	$57,420,587		$59,305,850	$43,509	$40,212	$410,495,234	$404,325,853

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Division			BHFTI American Funds® Moderate Allocation Division		BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/Eaton Vance Floating Rate Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,329,243	$2,433,361	$(2,897,458)		$(3,121,609)	$5,683,512	$4,576,015	$11,982	$10,269	$8,192		$(555,663)	$13,456	$15,943	$993,873	$1,072,157
Net realized gains (losses)	36,430,286	18,412,442	36,195,822		30,746,833	21,368,192	8,230,138	14	(262)	10,708,724		7,354,479	1,705,232	1,141,922	(231,268)	(89,918)
Change in unrealized gains (losses) on investments	40,394,711	37,573,439	8,354,222		38,368,661	31,893,116	26,975,007	4,549	4,769	21,785,320		19,532,301	(2,430,311)	(20,338)	(459,404)	(100,267)
Net increase (decrease) in net assets resulting from operations	80,154,240	58,419,242	41,652,586		65,993,885	58,944,820	39,781,160	16,545	14,776	32,502,236		26,331,117	(711,623)	1,137,527	303,201	881,972
Contract Transactions:
Purchase payments received from Contract owners	2,663,286	2,970,388	314,031		513,233	3,972,931	3,822,968	8,631	9,867	4,849,710		4,756,453	328,831	404,307	2,268	9,383
Net transfers (including fixed account)	11,274,211	2,152,704	(9,288,247)		(20,856,496)	(4,780,488)	(2,025,249)	397	1,168	(5,744,250)		(6,738,153)	358,039	(149,371)	116,688	226,528
Contract charges	(5,883,409)	(6,429,625)	(1,919,255)		(2,127,988)	(5,440,638)	(6,035,636)	(19)	(19)	(402,760)		(466,080)	(24,555)	(29,285)	(45,403)	(46,958)
Transfers for Contract benefits and terminations	(87,901,378)	(97,671,447)	(43,104,165)		(45,597,527)	(73,491,435)	(80,378,015)	(7,888)	(28,148)	(23,727,371)		(31,786,696)	(2,352,213)	(2,134,904)	(3,447,176)	(2,937,602)
Net increase (decrease) in net assets resulting from Contract transactions	(79,847,290)	(98,977,980)	(53,997,636)		(68,068,778)	(79,739,630)	(84,615,932)	1,121	(17,132)	(25,024,671)		(34,234,476)	(1,689,898)	(1,909,253)	(3,373,623)	(2,748,649)
Net increase (decrease) in net assets	306,950	(40,558,738)	(12,345,050)		(2,074,893)	(20,794,810)	(44,834,772)	17,666	(2,356)	7,477,565		(7,903,359)	(2,401,521)	(771,726)	(3,070,422)	(1,866,677)
Net Assets:
Beginning of year	559,787,339	600,346,077	249,271,638		251,346,531	492,624,677	537,459,449	217,164	219,520	219,509,300		227,412,659	16,190,408	16,962,134	13,955,356	15,822,033
End of year	$560,094,289	$559,787,339	$236,926,588		$249,271,638	$471,829,867	$492,624,677	$234,830	$217,164	$226,986,865		$219,509,300	$13,788,887	$16,190,408	$10,884,934	$13,955,356

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/Templeton International Bond Division			BHFTI Brighthouse/Wellington Large Cap Research Division		BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division			BHFTI Invesco Comstock Division			BHFTI Invesco Global Equity Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,760,900	$1,381,820	$(35,323)		$(37,235)	$(5,115,310)	$(4,412,944)	$1,532,681	$2,627,311		$2,324,017	$2,449,749	$50	$	69	$(2,426,289)	$(2,378,021)
Net realized gains (losses)	(720,915)	(718,236)	(175,158)		(147,865)	146,688,819	68,464,938	(1,643,946)	(2,316,025)		12,752,103	(952,831)	1,310		1,297	38,538,656	27,647,662
Change in unrealized gains (losses) on investments	749,845	1,059,525	616,693		(210,129)	(39,844,371)	74,725,504	5,815,023	(781,269)		53,488,839	(17,643,329)	386		614	(8,000,397)	5,045,736
Net increase (decrease) in net assets resulting from operations	1,789,830	1,723,109	406,212		(395,229)	101,729,138	138,777,498	5,703,758	(469,983)		68,564,959	(16,146,411)	1,746		1,980	28,111,970	30,315,377
Contract Transactions:
Purchase payments received from Contract owners	265,379	284,669	10,189		20,858	3,105,324	3,630,233	1,185,682	1,333,604		2,899,858	3,558,298	—		—	2,007,122	1,917,918
Net transfers (including fixed account)	2,098,936	6,776,810	19,586		407,657	(8,038,840)	(4,703,728)	3,536,314	(344,849)		(19,458,250)	9,072,977	45,137		(357)	(3,177,339)	1,220,583
Contract charges	(420,495)	(490,088)	(38,752)		(37,932)	(427,620)	(463,261)	(430,496)	(502,666)		(1,412,628)	(1,518,063)	(2)		(2)	(754,133)	(849,443)
Transfers for Contract benefits and terminations	(10,574,918)	(11,974,874)	(449,149)		(458,919)	(88,215,369)	(89,620,031)	(16,432,867)	(18,988,118)		(40,575,595)	(44,063,391)	(52,400)		(1,718)	(29,703,230)	(31,477,537)
Net increase (decrease) in net assets resulting from Contract transactions	(8,631,098)	(5,403,483)	(458,126)		(68,336)	(93,576,505)	(91,156,787)	(12,141,367)	(18,502,029)		(58,546,615)	(32,950,179)	(7,265)		(2,077)	(31,627,580)	(29,188,479)
Net increase (decrease) in net assets	(6,841,268)	(3,680,374)	(51,914)		(463,565)	8,152,633	47,620,711	(6,437,609)	(18,972,012)		10,018,344	(49,096,590)	(5,519)		(97)	(3,515,610)	1,126,898
Net Assets:
Beginning of year	49,184,950	52,865,324	2,798,530		3,262,095	764,332,268	716,711,557	109,649,424	128,621,436		243,768,094	292,864,684	15,566		15,663	213,090,948	211,964,050
End of year	$42,343,682	$49,184,950	$2,746,616		$2,798,530	$772,484,901	$764,332,268	$103,211,815	$109,649,424		$253,786,438	$243,768,094	$10,047		$15,566	$209,575,338	$213,090,948

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division			BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division			BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(471,646)	$(531,873)	$1,295,528		$960,015	$4,907,142	$(1,411,591)	$(35,567)	$33,052		$(176,078)	$(298,448)	$(4,796,756)	$(4,948,608)	$(26,482,352)	$(532,252)
Net realized gains (losses)	(2,894,960)	(4,409,546)	(1,008,168)		(875,261)	1,237,888	(2,683,811)	859,341	(414,381)		6,698,493	4,623,584	86,537,826	55,083,026	1,105,784	(4,911,662)
Change in unrealized gains (losses) on investments	4,992,604	10,898,642	2,410,711		301,417	47,306,985	23,152,789	345,219	1,407,463		828,227	3,512,780	(31,260,152)	62,114,190	367,350,688	(87,123,273)
Net increase (decrease) in net assets resulting from operations	1,625,998	5,957,223	2,698,071		386,171	53,452,015	19,057,387	1,168,993	1,026,134		7,350,642	7,837,916	50,480,918	112,248,608	341,974,120	(92,567,187)
Contract Transactions:
Purchase payments received from Contract owners	702,241	583,834	60,438		111,134	1,119,611	923,555	24,549	26,094		564,332	607,883	3,225,539	3,136,525	20,162,624	1,583,008
Net transfers (including fixed account)	(913,469)	(1,037,278)	2,677,546		8,643,897	74,235,270	8,479,773	(75,296)	(1,112,742)		(1,936,451)	(1,224,201)	(13,422,709)	(27,166,159)	(228,910,150)	4,757,557,864
Contract charges	(135,958)	(166,546)	(534,197)		(541,552)	(9,395,707)	(8,774,171)	(97,356)	(113,885)		(486,258)	(530,104)	(1,882,046)	(2,149,692)	(100,909,969)	(19,964,681)
Transfers for Contract benefits and terminations	(6,045,971)	(6,526,917)	(9,555,252)		(8,551,485)	(70,008,099)	(73,999,521)	(2,105,867)	(2,272,456)		(9,740,431)	(11,148,936)	(59,016,961)	(65,939,994)	(666,825,851)	(146,066,300)
Net increase (decrease) in net assets resulting from Contract transactions	(6,393,157)	(7,146,907)	(7,351,465)		(338,006)	(4,048,925)	(73,370,364)	(2,253,970)	(3,472,989)		(11,598,808)	(12,295,358)	(71,096,177)	(92,119,320)	(976,483,346)	4,593,109,891
Net increase (decrease) in net assets	(4,767,159)	(1,189,684)	(4,653,394)		48,165	49,403,090	(54,312,977)	(1,084,977)	(2,446,855)		(4,248,166)	(4,457,442)	(20,615,259)	20,129,288	(634,509,226)	4,500,542,704
Net Assets:
Beginning of year	41,967,637	43,157,321	50,395,736		50,347,571	433,655,916	487,968,893	12,012,498	14,459,353		71,846,571	76,304,013	404,918,874	384,789,586	5,021,397,135	520,854,431
End of year	$37,200,478	$41,967,637	$45,742,342		$50,395,736	$483,059,006	$433,655,916	$10,927,521	$12,012,498		$67,598,405	$71,846,571	$384,303,615	$404,918,874	$4,386,887,909	$5,021,397,135

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division	BHFTI SSGA Emerging Markets Enhanced Index Division	BHFTI SSGA Emerging Markets Enhanced Index II Division			BHFTI SSGA Growth and Income ETF Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025 (a)	2025 (b)	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$682,693	$597,006	$(5,129,893)		$(4,204,690)	$(481,597)	$(2,839,552)	$18,591,364	$7,699,169	$(27,673)	$290,500		$64,198	$4,981,427	$5,014,686
Net realized gains (losses)	9,061,341	4,954,851	(20,539,610)		(62,402,226)	(574,239)	(3,518,783)	(12,066,957)	(10,635,134)	925,347	(1,578,455)		(420,680)	15,175,626	(1,779,619)
Change in unrealized gains (losses) on investments	12,092,833	(2,775,614)	74,864,330		180,877,380	14,070,533	8,551,492	25,071,523	8,713,384	5,318,672	1,946,800		1,148,923	36,298,036	36,975,852
Net increase (decrease) in net assets resulting from operations	21,836,867	2,776,243	49,194,827		114,270,464	13,014,697	2,193,157	31,595,930	5,777,419	6,216,346	658,845		792,441	56,455,089	40,210,919
Contract Transactions:
Purchase payments received from Contract owners	1,114,488	1,216,245	3,546,432		3,914,838	1,113,428	1,373,878	2,660,505	2,845,964	11,082	15,760		61,179	1,972,696	1,626,790
Net transfers (including fixed account)	(3,698,953)	2,261,013	(6,417,278)		(22,690,776)	5,646,313	13,003,110	9,123,691	34,581,692	20,622,240	(23,774,869)		(83,466)	(9,019,480)	(9,719,708)
Contract charges	(548,118)	(595,241)	(420,366)		(459,797)	(1,930,573)	(2,140,091)	(3,475,652)	(3,798,284)	(170,304)	(80,607)		(281,264)	(4,894,217)	(5,523,156)
Transfers for Contract benefits and terminations	(16,484,405)	(19,280,217)	(46,274,206)		(40,976,649)	(34,666,969)	(37,660,630)	(69,598,285)	(73,135,973)	(2,848,350)	(1,172,241)		(4,539,038)	(57,846,246)	(73,188,566)
Net increase (decrease) in net assets resulting from Contract transactions	(19,616,988)	(16,398,200)	(49,565,418)		(60,212,384)	(29,837,801)	(25,423,733)	(61,289,741)	(39,506,601)	17,614,668	(25,011,957)		(4,842,589)	(69,787,247)	(86,804,640)
Net increase (decrease) in net assets	2,219,879	(13,621,957)	(370,591)		54,058,080	(16,823,104)	(23,230,576)	(29,693,811)	(33,729,182)	23,831,014	(24,353,112)		(4,050,148)	(13,332,158)	(46,593,721)
Net Assets:
Beginning of year	112,084,207	125,706,164	396,131,296		342,073,216	212,188,717	235,419,293	446,155,901	479,885,083	—	24,353,112		28,403,260	405,743,022	452,336,743
End of year	$114,304,086	$112,084,207	$395,760,705		$396,131,296	$195,365,613	$212,188,717	$416,462,090	$446,155,901	$23,831,014	$—		$24,353,112	$392,410,864	$405,743,022

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI SSGA Growth ETF Division		BHFTI T. Rowe Price Large Cap Value Division			BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division			BHFTI Western Asset Management Government Income Division		BHFTII Baillie Gifford International Stock Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$725,480	$866,079		$1,491	$1,787	$(3,707,088)	$(4,168,345)	$(264)	$8,785	$102,682		$139,431	$4,034,482	$3,681,651	$(527,139)	$(445,181)
Net realized gains (losses)	6,905,557	(58,035)		21,898	14,566	39,614,222	30,160,126	1,906	(110)	34,276,032		25,514,759	(6,143,634)	(6,983,743)	3,423,033	4,575,508
Change in unrealized gains (losses) on investments	7,778,088	10,614,539	1,225		20,619	(29,732,675)	1,459,325	5,714	(3,659)		(31,614,923)	913,061	12,273,213	1,345,055	10,885,335	(1,093,379)
Net increase (decrease) in net assets resulting from operations	15,409,125	11,422,583	24,614		36,972	6,174,459	27,451,106	7,356	5,016		2,763,791	26,567,251	10,164,061	(1,957,037)	13,781,229	3,036,948
Contract Transactions:
Purchase payments received from Contract owners	988,655	1,068,316		156	2,725	3,566,226	3,696,582	—	—	1,922,171	2,084,868	1,826,974	2,374,251		641,729	728,769
Net transfers (including fixed account)	(2,457,153)	(5,273,719)		989	(63,265)	(499,217)	(5,404,646)	(292,197)	280,515		4,714,601	(7,649,160)	(809,761)	9,153,246	(1,401,329)	120,021
Contract charges	(754,886)	(898,930)		(13)	(13)	(1,297,188)	(1,522,602)	—	—	(832,722)		(989,281)	(4,521,752)	(4,778,146)	(230,487)	(266,816)
Transfers for Contract benefits and terminations	(11,960,516)	(14,655,089)	(5,085)		(198,324)	(46,044,513)	(58,495,622)	(709)	(1,209)		(39,092,933)	(46,368,656)	(29,495,253)	(38,502,681)	(11,353,739)	(11,568,025)
Net increase (decrease) in net assets resulting from Contract transactions	(14,183,900)	(19,759,422)	(3,953)		(258,877)	(44,274,692)	(61,726,288)	(292,906)	279,306		(33,288,883)	(52,922,229)	(32,999,792)	(31,753,330)	(12,343,826)	(10,986,051)
Net increase (decrease) in net assets	1,225,225	(8,336,839)		20,661	(221,905)	(38,100,233)	(34,275,182)	(285,550)	284,322		(30,525,092)	(26,354,978)	(22,835,731)	(33,710,367)	1,437,403	(7,949,103)
Net Assets:
Beginning of year	95,901,177	104,238,016	228,669		450,574	327,201,406	361,476,588	299,128	14,806		293,509,460	319,864,438	184,193,248	217,903,615	82,161,291	90,110,394
End of year	$97,126,402	$95,901,177		$249,330	$228,669	$289,101,173	$327,201,406	$13,578	$299,128		$262,984,368	$293,509,460	$161,357,517	$184,193,248	$83,598,694	$82,161,291

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII BlackRock Bond Income Division		BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division			BHFTII Brighthouse Asset Allocation 60 Division		BHFTII Brighthouse Asset Allocation 80 Division
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,950,050	$6,617,718	$(2,327,600)		$(2,371,475)		$938,624	$1,292,228	$2,826,140	$2,572,237		$7,111,683	$6,148,700	$19,125,165	$13,249,710	$5,965,332	$2,097,722
Net realized gains (losses)	(6,188,006)	(5,439,744)	33,002,820		17,641,070		103,740	257,833	(2,388,087)	(4,581,369)		685,644	(8,263,766)	44,760,290	12,427,092	51,466,442	22,471,332
Change in unrealized gains (losses) on investments	11,355,861	(963,763)	(10,244,545)		33,463,477		(360,393)	(501,771)	10,573,637	6,389,462		39,392,038	27,134,069	162,600,654	114,332,420	115,235,591	99,736,388
Net increase (decrease) in net assets resulting from operations	14,117,905	214,211	20,430,675		48,733,072		681,971	1,048,290	11,011,690	4,380,330		47,189,365	25,019,003	226,486,109	140,009,222	172,667,365	124,305,442
Contract Transactions:
Purchase payments received from Contract owners	1,472,419	1,616,046	2,348,194		1,883,996		51,659	97,706	1,796,834	1,140,057		3,697,317	2,777,406	13,594,790	15,759,296	14,596,009	18,681,444
Net transfers (including fixed account)	6,264,832	16,826,644	(5,269,265)		6,001,978		5,215,188	6,301,837	2,795,608	(1,615,894)		(3,931,168)	(4,199,701)	(26,542,818)	(22,197,691)	(19,043,042)	(16,179,510)
Contract charges	(1,408,281)	(1,515,542)	(766,072)		(861,010)		(324,543)	(365,162)	(1,605,594)	(1,821,760)		(5,036,634)	(5,529,435)	(18,594,201)	(20,791,948)	(8,543,224)	(9,337,335)
Transfers for Contract benefits and terminations	(36,304,299)	(36,394,931)	(30,684,023)		(29,167,608)		(8,475,139)	(9,448,986)	(25,289,602)	(33,001,297)		(77,844,147)	(81,853,466)	(296,496,803)	(310,840,999)	(170,586,861)	(168,530,780)
Net increase (decrease) in net assets resulting from Contract transactions	(29,975,329)	(19,467,783)	(34,371,166)		(22,142,644)		(3,532,835)	(3,414,605)	(22,302,754)	(35,298,894)		(83,114,632)	(88,805,196)	(328,039,032)	(338,071,342)	(183,577,118)	(175,366,181)
Net increase (decrease) in net assets	(15,857,424)	(19,253,572)	(13,940,491)		26,590,428		(2,850,864)	(2,366,315)	(11,291,064)	(30,918,564)		(35,925,267)	(63,786,193)	(101,552,923)	(198,062,120)	(10,909,753)	(51,060,739)
Net Assets:
Beginning of year	234,463,307	253,716,879	195,050,996		168,460,568		28,416,372	30,782,687	151,318,351	182,236,915		509,035,964	572,822,157	1,998,752,092	2,196,814,212	1,311,940,500	1,363,001,239
End of year	$218,605,883	$234,463,307	$181,110,505		$195,050,996		$25,565,508	$28,416,372	$140,027,287	$151,318,351		$473,110,697	$509,035,964	$1,897,199,169	$1,998,752,092	$1,301,030,747	$1,311,940,500

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/Dimensional International Small Company Division			BHFTII Brighthouse/Wellington Balanced Division		BHFTII Brighthouse/Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division			BHFTII Jennison Growth Division		BHFTII Loomis Sayles Small Cap Core Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(56,671)	$(208,951)	$57,773		$57,171	$4,445,660	$2,776,940	$31,312	$99,533		$(4,775,322)	$(4,212,170)	$(2,878,463)	$(2,935,674)	$(1,288,709)	$(1,494,932)
Net realized gains (losses)	20,589,872	12,636,417	152,772		(107,577)	55,591,271	21,067,755	41,770,783	14,494,303		22,175,413	(777,403)	45,727,419	31,299,283	12,756,365	9,085,892
Change in unrealized gains (losses) on investments	(20,234,817)	(6,990,433)	936,060		145,360	(11,208,726)	32,831,051	(20,496,844)	14,103,820	(3,054,781)		67,876,371	(15,445,719)	29,455,194	(7,508,172)	4,728,790
Net increase (decrease) in net assets resulting from operations	298,384	5,437,033	1,146,605		94,954	48,828,205	56,675,746	21,305,251	28,697,656	14,345,310		62,886,798	27,403,237	57,818,803	3,959,484	12,319,750
Contract Transactions:
Purchase payments received from Contract owners	1,137,682	1,151,861	10,971		11,521	2,409,893	3,893,843	2,426,533	2,805,834		1,384,429	2,152,426	3,207,224	3,240,224	867,179	825,366
Net transfers (including fixed account)	881,357	(3,367,393)	(268,026)		66,456	(1,068,666)	(286,230)	2,226,148	(6,601,801)		(1,968,159)	(6,920,186)	(9,049,293)	8,283,919	(890,806)	(2,668,935)
Contract charges	(308,248)	(372,146)	(30,483)		(30,555)	(227,867)	(243,651)	(1,466,515)	(1,711,792)		(296,465)	(349,530)	(962,856)	(1,052,917)	(407,520)	(474,689)
Transfers for Contract benefits and terminations	(18,126,336)	(21,236,356)	(586,025)		(898,612)	(58,379,747)	(66,150,558)	(54,236,907)	(60,714,513)	(47,563,710)		(52,388,333)	(35,619,982)	(33,471,083)	(14,892,938)	(19,011,655)
Net increase (decrease) in net assets resulting from Contract transactions	(16,415,545)	(23,824,034)	(873,563)		(851,190)	(57,266,387)	(62,786,596)	(51,050,741)	(66,222,272)	(48,443,905)		(57,505,623)	(42,424,907)	(22,999,857)	(15,324,085)	(21,329,913)
Net increase (decrease) in net assets	(16,117,161)	(18,387,001)	273,042		(756,236)	(8,438,182)	(6,110,850)	(29,745,490)	(37,524,616)		(34,098,595)	5,381,175	(15,021,670)	34,818,946	(11,364,601)	(9,010,163)
Net Assets:
Beginning of year	136,501,389	154,888,390	3,796,711		4,552,947	472,920,145	479,030,995	373,515,602	411,040,218	413,283,381		407,902,206	244,121,148	209,302,202	117,803,261	126,813,424
End of year	$120,384,228	$136,501,389	$4,069,753		$3,796,711	$464,481,963	$472,920,145	$343,770,112	$373,515,602		$379,184,786	$413,283,381	$229,099,478	$244,121,148	$106,438,660	$117,803,261

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(504,931)	$(553,575)	$3,579,985		$11,066,529	$(981,322)	$(262,585)	$1,715,788	$6,580,212		$(486,670)	$268,010	$(8,561,392)	$(2,208,953)	$1,231,145	$1,137,809
Net realized gains (losses)	4,224,120	(449,902)	(12,042,960)		(11,831,357)	33,726,321	30,978,912	22,781,504	13,476,112		17,034,674	12,618,362	424,443,793	357,173,688	5,668,585	4,545,446
Change in unrealized gains (losses) on investments	(2,750,058)	6,535,909	41,788,526		(2,475,599)	(11,254,136)	18,179,756	68,643,127	(12,139,579)		11,018,332	12,293,734	23,274,085	254,102,128	708,527	78,954
Net increase (decrease) in net assets resulting from operations	969,131	5,532,432	33,325,551		(3,240,427)	21,490,863	48,896,083	93,140,419	7,916,745		27,566,336	25,180,106	439,156,486	609,066,863	7,608,257	5,762,209
Contract Transactions:
Purchase payments received from Contract owners	599,851	594,163	5,559,386		6,298,616	5,097,078	5,303,253	4,460,161	4,959,853		3,733,369	3,805,912	22,399,648	23,968,647	946,162	883,109
Net transfers (including fixed account)	208,918	(668,462)	27,749,355		60,910,497	5,848,032	(5,194,767)	(22,794,235)	16,356,121		(1,460,403)	(4,362,763)	(37,975,474)	(80,893,974)	(671,257)	(463,749)
Contract charges	(87,134)	(101,322)	(3,913,631)		(4,201,037)	(1,236,047)	(1,428,002)	(1,344,300)	(1,432,352)		(627,194)	(726,134)	(5,102,603)	(5,636,164)	(255,002)	(291,184)
Transfers for Contract benefits and terminations	(6,088,654)	(6,245,531)	(90,769,998)		(100,213,243)	(52,962,240)	(63,597,065)	(48,589,636)	(50,177,648)		(32,625,008)	(37,946,013)	(383,514,761)	(406,053,785)	(12,510,990)	(15,421,051)
Net increase (decrease) in net assets resulting from Contract transactions	(5,367,019)	(6,421,152)	(61,374,888)		(37,205,167)	(43,253,177)	(64,916,581)	(68,268,010)	(30,294,026)		(30,979,236)	(39,228,998)	(404,193,190)	(468,615,276)	(12,491,087)	(15,292,875)
Net increase (decrease) in net assets	(4,397,888)	(888,720)	(28,049,337)		(40,445,594)	(21,762,314)	(16,020,498)	24,872,409	(22,377,281)		(3,412,900)	(14,048,892)	34,963,296	140,451,587	(4,882,830)	(9,530,666)
Net Assets:
Beginning of year	43,865,913	44,754,633	636,633,596		677,079,190	410,327,328	426,347,826	350,029,988	372,407,269		262,270,223	276,319,115	2,959,512,988	2,819,061,401	85,769,228	95,299,894
End of year	$39,468,025	$43,865,913	$608,584,259		$636,633,596	$388,565,014	$410,327,328	$374,902,397	$350,029,988		$258,857,323	$262,270,223	$2,994,476,284	$2,959,512,988	$80,886,398	$85,769,228

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII MFS® Value Division		BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division				BHFTII Western Asset Management Strategic Bond Opportunities Division		BHFTII Western Asset Management U.S. Government Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024		2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,807,985	$2,110,355	$(2,434,890)		$(2,788,843)	$(6,834,286)	$(7,083,569)	$(3,450,547)	$(4,312,554)		$280,258		$205,699	$14,780,948	$15,443,317	$2,083,114	$1,371,064
Net realized gains (losses)	48,524,006	44,899,279	24,533,447		24,482,887	96,319,571	48,541,920	69,976,198	24,253,103		892,910		1,086,916	(7,234,041)	(6,991,925)	(1,416,293)	(1,968,033)
Change in unrealized gains (losses) on investments	662,968	4,445,232	(34,901,406)		(4,151,874)	(15,569,485)	100,788,500	(39,544,128)	21,077,165		3,609,161		(1,711,157)	9,462,993	(106,252)	3,658,595	1,309,829
Net increase (decrease) in net assets resulting from operations	50,994,959	51,454,866	(12,802,849)		17,542,170	73,915,800	142,246,851	26,981,523	41,017,714		4,782,329		(418,542)	17,009,900	8,345,140	4,325,416	712,860
Contract Transactions:
Purchase payments received from Contract owners	3,869,440	4,165,791	1,690,095		1,383,985	5,872,464	6,217,477	3,595,838	3,852,786		18,254		39,973	2,055,369	2,064,280	618,947	708,684
Net transfers (including fixed account)	(2,852,701)	(9,085,545)	5,948,886		(2,851,353)	(15,787,684)	(10,544,710)	(7,194,457)	(4,462,361)		(1,520,446)		748,792	2,552,546	8,310,387	2,379,786	8,948,974
Contract charges	(1,906,607)	(2,171,423)	(347,807)		(426,396)	(1,586,217)	(1,773,615)	(737,637)	(868,715)		(207,765)		(229,605)	(1,018,380)	(1,140,047)	(497,565)	(557,360)
Transfers for Contract benefits and terminations	(69,767,188)	(85,041,930)	(27,225,461)		(31,439,837)	(84,020,478)	(88,920,514)	(45,363,610)	(57,519,814)		(2,624,200)		(2,753,354)	(39,669,572)	(40,305,024)	(14,523,193)	(17,607,594)
Net increase (decrease) in net assets resulting from Contract transactions	(70,657,056)	(92,133,107)	(19,934,287)		(33,333,601)	(95,521,915)	(95,021,362)	(49,699,866)	(58,998,104)		(4,334,157)		(2,194,194)	(36,080,037)	(31,070,404)	(12,022,025)	(8,507,296)
Net increase (decrease) in net assets	(19,662,097)	(40,678,241)	(32,737,136)		(15,791,431)	(21,606,115)	47,225,489	(22,718,343)	(17,980,390)		448,172		(2,612,736)	(19,070,137)	(22,725,264)	(7,696,609)	(7,794,436)
Net Assets:
Beginning of year	473,716,519	514,394,760	223,478,177		239,269,608	580,529,954	533,304,465	340,875,948	358,856,338		15,465,020		18,077,756	244,115,821	266,841,085	83,766,297	91,560,733
End of year	$454,054,422	$473,716,519	$190,741,041		$223,478,177	$558,923,839	$580,529,954	$318,157,605	$340,875,948		$15,913,192		$15,465,020	$225,045,684	$244,115,821	$76,069,688	$83,766,297

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division		Calvert VP SRI Mid Cap Division			Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division			Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2025 Division
	2025	2024	2025	2024	2025	2024	2025		2024	2025		2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$492	$19	$239,406	$279,085		$(33,011)	$(48,650)		$(3,328)	$(3,463)		$497,890		$443,494	$33,058	$56,676	$92,152	$62,555
Net realized gains (losses)	1,686	1,269	4,239,316	2,183,333		318,194	11,572		57,505	223,571		4,964,584		5,403,331	183,210	8,958	271,416	170,267
Change in unrealized gains (losses) on investments	726	(51)	534,014	5,963,490		(256,314)	540,238		4,722	(89,522)		5,164,603		2,774,720	157,608	124,959	391,036	205,429
Net increase (decrease) in net assets resulting from operations	2,904	1,237	5,012,736	8,425,908		28,869	503,160		58,899	130,586		10,627,077		8,621,545	373,876	190,593	754,604	438,251
Contract Transactions:
Purchase payments received from Contract owners	—	—	1,000,787	984,518		109,654	149,306		9,930	9,915		557,657	563,546	210,871		157,067	695,849	629,613
Net transfers (including fixed account)	(905)	(323)	408,813	473,136		(120,877)	23,054		78,037	11,337		(842,483)		(60,546)	518,389	1,237,938	1,062,174	1,031,082
Contract charges	(3)	(3)	(22,581)	(25,110)		(248)	(305)	(12)		(10)	(6,148)	(6,464)		(446)	(165)	(3,720)	(3,895)
Transfers for Contract benefits and terminations	(807)	(739)	(5,162,610)	(5,493,160)		(340,843)	(732,553)		(10)	(550,737)		(5,844,197)		(9,649,091)	(1,802,661)	(1,678,935)	(902,730)	(2,003,307)
Net increase (decrease) in net assets resulting from Contract transactions	(1,715)	(1,065)	(3,775,591)	(4,060,616)		(352,314)	(560,498)		87,945	(529,495)		(6,135,171)		(9,152,555)	(1,073,847)	(284,095)	851,573	(346,507)
Net increase (decrease) in net assets	1,189	172	1,237,145	4,365,292		(323,445)	(57,338)		146,844	(398,909)		4,491,906		(531,010)	(699,971)	(93,502)	1,606,177	91,744
Net Assets:
Beginning of year	17,227	17,055	51,979,848	47,614,556		5,768,785	5,826,123		222,225	621,134		62,797,305		63,328,315	3,261,803	3,355,305	5,636,522	5,544,778
End of year	$18,416	$17,227	$53,216,993	$51,979,848		$5,445,340	$5,768,785		$369,069	$222,225		$67,289,211		$62,797,305	$2,561,832	$3,261,803	$7,242,699	$5,636,522

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2035 Division			Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division			Fidelity® VIP Freedom 2055 Division		Fidelity® VIP Freedom 2060 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$123,793	$98,168	$114,354		$69,918	$59,675	$20,971	$22,971	$10,274		$42,680	$14,160	$3,278	$2,909	$6,086	$2,528
Net realized gains (losses)	712,772	198,495	814,065		218,535	766,410	228,849	720,000	154,914		1,382,094	402,651	110,912	14,963	119,740	18,190
Change in unrealized gains (losses) on investments	553,745	470,283	816,795		516,875	819,888	497,817	825,081	538,976		1,726,807	1,115,693	118,709	56,654	169,758	41,460
Net increase (decrease) in net assets resulting from operations	1,390,310	766,946	1,745,214		805,328	1,645,973	747,637	1,568,052	704,164		3,151,581	1,532,504	232,899	74,526	295,584	62,178
Contract Transactions:
Purchase payments received from Contract owners	1,192,691	1,642,171	2,093,431		1,786,527	2,043,330	2,235,049	1,578,277	1,352,674		3,204,211	3,227,852	707,482	560,725	693,639	576,558
Net transfers (including fixed account)	1,132,875	931,437	(185,489)		1,005,276	496,450	483,259	88,204	771,258		1,002,850	414,854	81,985	146,706	223,524	115,066
Contract charges	(7,181)	(5,271)	(7,707)		(6,171)	(10,905)	(12,119)	(8,289)	(6,990)		(14,051)	(13,733)	(2,081)	(951)	(2,384)	(1,039)
Transfers for Contract benefits and terminations	(2,563,443)	(1,530,083)	(947,401)		(765,847)	(989,638)	(629,884)	(505,123)	(236,929)		(2,045,860)	(1,022,012)	(342,051)	(18,802)	(191,091)	(12,559)
Net increase (decrease) in net assets resulting from Contract transactions	(245,058)	1,038,254	952,834		2,019,785	1,539,237	2,076,305	1,153,069	1,880,013		2,147,150	2,606,961	445,335	687,678	723,688	678,026
Net increase (decrease) in net assets	1,145,252	1,805,200	2,698,048		2,825,113	3,185,210	2,823,942	2,721,121	2,584,177		5,298,731	4,139,465	678,234	762,204	1,019,272	740,204
Net Assets:
Beginning of year	10,596,018	8,790,818	11,067,744		8,242,631	8,902,190	6,078,248	8,226,373	5,642,196		15,913,651	11,774,186	1,074,783	312,579	1,141,791	401,587
End of year	$11,741,270	$10,596,018	$13,765,792		$11,067,744	$12,087,400	$8,902,190	$10,947,494	$8,226,373		$21,212,382	$15,913,651	$1,753,017	$1,074,783	$2,161,063	$1,141,791

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom 2070 Division	Fidelity® VIP FundsManager 50% Division			Fidelity® VIP FundsManager 60% Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division				Fidelity® VIP Investment Grade Bond Division
	2025 (a)	2025 (a)	2025	2024	2025		2024	2025	2024	2025	2024		2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$476	$(48)	$757,589		$262,199		$258,842	$(144,139)	$126,738	$156,492		$(884,446)	$(1,258,824)		$132,528	$127,286
Net realized gains (losses)	931	99	1,807,497		802,535	2,769,475		866,104	—	—	21,258,028		36,486,240		(91,284)	(206,512)
Change in unrealized gains (losses) on investments	655	944	12,579,431		9,367,399		14,384,744	11,192,201	—	—		(3,074,782)		(2,220,658)	272,887	113,003
Net increase (decrease) in net assets resulting from operations	2,062	995	15,144,517		10,432,133		17,413,061	11,914,166	126,738	156,492		17,298,800		33,006,758	314,131	33,777
Contract Transactions:
Purchase payments received from Contract owners	31,806	16,295	293,708		1,103,219		357,178	124,241	106,674	145,998		871,964		714,464	171,761	157,271
Net transfers (including fixed account)	37,946	6,647	—		—		—	—	1,623,672	521,237	(2,565,485)		741,211		324,416	155,599
Contract charges	(56)	(15)	—		—	—	—	—	—	(3,479)		(3,193)		(431)	(501)
Transfers for Contract benefits and terminations	(9,794)	(75)	(25,192,608)		(39,856,764)		(28,738,513)	(34,163,176)	(1,903,835)	(565,521)		(12,241,929)		(19,009,501)	(841,476)	(1,293,665)
Net increase (decrease) in net assets resulting from Contract transactions	59,902	22,852	(24,898,900)		(38,753,545)		(28,381,335)	(34,038,935)	(173,489)	101,714		(13,938,929)		(17,557,019)	(345,730)	(981,296)
Net increase (decrease) in net assets	61,964	23,847	(9,754,383)		(28,321,412)		(10,968,274)	(22,124,769)	(46,751)	258,206		3,359,871		15,449,739	(31,599)	(947,519)
Net Assets:
Beginning of year	—	—	141,921,193		170,242,605		145,937,898	168,062,667	4,101,596	3,843,390		135,093,218		119,643,479	4,998,288	5,945,807
End of year	$61,964	$23,847	$132,166,810		$141,921,193		$134,969,624	$145,937,898	$4,054,845	$4,101,596		$138,453,089		$135,093,218	$4,966,689	$4,998,288

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Mid Cap Division		FTVIPT Templeton Foreign VIP Division						Janus Henderson Enterprise Division					LMPVET ClearBridge Variable Appreciation Division			LMPVET ClearBridge Variable Dividend Strategy Division				LMPVET ClearBridge Variable Large Cap Growth Division					LMPVET ClearBridge Variable Small Cap Growth Division
	2025	2024	2025				2024	2025		2024		2025			2024	2025	2024		2025		2024	2025		2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(427)	$(1,007)			$54			$40		$(186)	$(161)				$(85)	$(154)	$879 $		155		$(2,768)	$(3,154)				$(251)	$(282)
Net realized gains (losses)	8,149	44,943			237			2	2,363	4,275				4,076		17,845	10,112		11,992		23,968	121,344				1,655	324
Change in unrealized gains (losses) on investments	(718)	(14,191)	586					(110)		(646)		627				(907)	(9,799)		(3,703)		(1,291)	(1,235)				(36,296)	414	314
Net increase (decrease) in net assets resulting from operations	7,004	29,745	877					(68)		1,531		4,741				3,084	7,892		7,288		10,856	19,965				81,894	1,818	356
Contract Transactions:
Purchase payments received from Contract owners	585	585		780				780	—	—			—			—	—		—	4,998	8,789		1			1,376
Net transfers (including fixed account)	917	101		—				—	199	(1,474)					(747)	(642)	1,637		(413)		(2,171)	5,498			47	208
Contract charges	—	—		—				—	—	—			—			—	—		—	(11)	(11)		(3)			(3)
Transfers for Contract benefits and terminations	(1,909)	(246,547)	(4)					(2)		(2,918)		(33,094)				(4)	(42,138)		(3,512)		(33,886)	(5,405)				(286,185)	(5)	(14,510)
Net increase (decrease) in net assets resulting from Contract transactions	(407)	(245,861)	776					778		(2,719)		(34,568)				(751)	(42,780)		(1,875)		(34,299)	(2,589)				(271,909)	40	(12,929)
Net increase (decrease) in net assets	6,597	(216,116)			1,653			710	(1,188)		(29,827)					2,333	(34,888)	5,413	(23,443)			17,376	(190,015)			1,858	(12,573)
Net Assets:
Beginning of year	65,484	281,600	2,788					2,078		24,022		53,849				23,762	58,650		65,795		89,238	262,128				452,143	22,480	35,053
End of year	$72,081	$65,484				$4,441		$2,788		$22,834	$24,022					$26,095	$23,762		$71,208	$65,795		$279,504			$262,128		$24,338	$22,480

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025 and 2024

	Nomura VIP Small Cap Value Division		PIMCO VIT CommodityRealReturn® Strategy Division				PIMCO VIT Dynamic Bond Division					PIMCO VIT Emerging Markets Bond Division
	2025	2024	2025	2024		2025		2024		2025			2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3	$8	$32		$(159)	$278		$311			$424			$609
Net realized gains (losses)	30	66	(1,730)		(31,093)			(49)	(550)				(678)	(569)
Change in unrealized gains (losses) on investments	3	(10)	2,349			32,302		202		624				1,241	681
Net increase (decrease) in net assets resulting from operations	36	64	651			1,050		431		385				987	721
Contract Transactions:
Purchase payments received from Contract owners	—	—	104		83	—		—			—			—
Net transfers (including fixed account)	—	—	16,392		(59,879)			26	234			212		390
Contract charges	—	—	(3)		(4)	(4)		(4)			(5)			(5)
Transfers for Contract benefits and terminations	(2)	(436)	(20,948)			(10,306)		(349)		(4,137)				(4,708)	(3,341)
Net increase (decrease) in net assets resulting from Contract transactions	(2)	(436)	(4,455)			(70,106)		(327)		(3,907)				(4,501)	(2,956)
Net increase (decrease) in net assets	34	(372)	(3,804)		(69,056)			104	(3,522)					(3,514)	(2,235)
Net Assets:
Beginning of year	481	853	5,442			74,498		6,735		10,257				11,409	13,644
End of year	$515	$481	$1,638		$5,442		$6,839		$6,735			$7,895		$11,409

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.
ORGANIZATION

Metropolitan Life Separate Account E (the “Separate Account”), a separate account of Metropolitan Life Insurance Company (the “Company”), was established by the Company’s Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the “Contracts”). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into divisions (the “Divisions”), each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the “Trusts”), which are presented below:

American Funds Insurance Series® (“American Funds”)

BlackRock Variable Series Funds, Inc. (“BlackRock”)

Brighthouse Funds Trust I (“BHFTI”)

Brighthouse Funds Trust II (“BHFTII”)

Calvert Variable Series, Inc. (“Calvert”)

Delaware VIP Trust

Fidelity® Variable Insurance Products (“Fidelity VIP”)

Franklin Templeton Variable Insurance Products Trust (“FTVIPT”)

Janus Aspen Series (“Janus Aspen”)

Legg Mason Partners Variable Equity Trust (“LMPVET”)

PIMCO Variable Insurance Trust (“PIMCO VIT”)

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.
LIST OF DIVISIONS

A. The following Divisions had net assets as of the year ended December 31, 2025:

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division (a)

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® The Bond Fund of America Division

BHFTI Allspring Mid Cap Value Division

BHFTI American Funds® Aggressive Allocation Division (a)

BHFTI American Funds® Balanced Allocation Division (a)

BHFTI American Funds® Growth Division

BHFTI American Funds® Moderate Allocation Division (a)

BHFTI BlackRock High Yield Division (a)

BHFTI Brighthouse Asset Allocation 100 Division (a)

BHFTI Brighthouse Small Cap Value Division

BHFTI Brighthouse/Eaton Vance Floating Rate Division

BHFTI Brighthouse/Franklin Low Duration Total Return Division

BHFTI Brighthouse/Templeton International Bond Division

BHFTI Brighthouse/Wellington Large Cap Research Division (a)

BHFTI CBRE Global Real Estate Division (a)

BHFTI Harris Oakmark International Division (a)

BHFTI Invesco Comstock Division

BHFTI Invesco Global Equity Division (a)

BHFTI Invesco Small Cap Growth Division (a)

BHFTI JPMorgan Core Bond Division

BHFTI JPMorgan Global Active Allocation Division

BHFTI JPMorgan Small Cap Value Division (a)

BHFTI Loomis Sayles Global Allocation Division

BHFTI Loomis Sayles Growth Division (a)

BHFTI MetLife Multi-Index Targeted Risk Division

BHFTI MFS® Research International Division (a)

BHFTI Morgan Stanley Discovery Division (a)

BHFTI PIMCO Inflation Protected Bond Division (a)

BHFTI PIMCO Total Return Division (a)

BHFTI SSGA Emerging Markets Enhanced Index Division (a) (b)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.
LIST OF DIVISIONS — (Continued)

BHFTI SSGA Growth and Income ETF Division (a)

BHFTI SSGA Growth ETF Division (a)

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division (a)

BHFTI TCW Core Fixed Income Division

BHFTI Victory Sycamore Mid Cap Value Division (a)

BHFTI Western Asset Management Government Income Division

BHFTII Baillie Gifford International Stock Division (a)

BHFTII BlackRock Bond Income Division (a)

BHFTII BlackRock Capital Appreciation Division (a)

BHFTII BlackRock Ultra-Short Term Bond Division (a)

BHFTII Brighthouse Asset Allocation 20 Division (a)

BHFTII Brighthouse Asset Allocation 40 Division (a)

BHFTII Brighthouse Asset Allocation 60 Division (a)

BHFTII Brighthouse Asset Allocation 80 Division (a)

BHFTII Brighthouse/Artisan Mid Cap Value Division (a)

BHFTII Brighthouse/Dimensional International Small Company Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division (a)

BHFTII Frontier Mid Cap Growth Division (a)

BHFTII Jennison Growth Division (a)

BHFTII Loomis Sayles Small Cap Core Division (a)

BHFTII Loomis Sayles Small Cap Growth Division (a)

BHFTII MetLife Aggregate Bond Index Division (a)

BHFTII MetLife Mid Cap Stock Index Division (a)

BHFTII MetLife MSCI EAFE® Index Division (a)

BHFTII MetLife Russell 2000® Index Division (a)

BHFTII MetLife Stock Index Division (a)

BHFTII MFS® Total Return Division (a)

BHFTII MFS® Value Division (a)

BHFTII Neuberger Berman Genesis Division (a)

BHFTII T. Rowe Price Large Cap Growth Division (a)

BHFTII T. Rowe Price Small Cap Growth Division (a)

BHFTII VanEck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division (a)

BHFTII Western Asset Management U.S. Government Division (a)

BlackRock Global Allocation V.I. Division

Calvert VP SRI Balanced Division

Calvert VP SRI Mid Cap Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division

Fidelity® VIP Freedom 2060 Division

Fidelity® VIP Freedom 2065 Division (b)

Fidelity® VIP Freedom 2070 Division (b)

Fidelity® VIP FundsManager 50% Division

Fidelity® VIP FundsManager 60% Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

FTVIPT Templeton Foreign VIP Division

Janus Henderson Enterprise Division

LMPVET ClearBridge Variable Appreciation Division

LMPVET ClearBridge Variable Dividend Strategy Division

LMPVET ClearBridge Variable Large Cap Growth Division

LMPVET ClearBridge Variable Small Cap Growth Division

Nomura VIP Small Cap Value Division

PIMCO VIT CommodityRealReturn® Strategy Division

PIMCO VIT Dynamic Bond Division

PIMCO VIT Emerging Markets Bond Division

(a)
This Division invests in two or more share classes within the underlying portfolio, series or fund of the Trusts.
(b)
This Division began operations during the year ended December 31, 2025.

B. The following Division ceased operations during the year ended December 31, 2025 and is not included in included in the statements of assets and liabilities:

BHFTI SSGA Emerging Markets Enhanced Index II Division

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.
LIST OF DIVISIONS — (Concluded)

C. The following Divisions are offered investment options in the Separate Account. During the year ended December 31, 2025, these Divisions had no activity and had no net assets as of December 31, 2025. These Divisions are not included in the accompanying financial statements:

BHFTI Brighthouse/Artisan International Division

FTVIPT Templeton Developing Markets VIP Division

3.
PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2025:

Name Changes:

Former Name

BHFTI American Funds® Growth Allocation Portfolio

Macquarie VIP Small Cap Value Series

New Name

BHFTI American Funds® Aggressive Allocation Portfolio

Nomura VIP Small Cap Value Series

Merger:

Former Portfolio

BHFTI SSGA Emerging Markets Enhanced Index II Portfolio

New Portfolio

BHFTI SSGA Emerging Markets Enhanced Index Portfolio

4.
SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division’s investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account’s investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.
SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Reporting

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual and group variable annuity Contracts issued by the Company to support the liabilities of the applicable Contracts. The Divisions have identified the Company’s Assistant Vice President of Life and Annuity Products as the CODM.

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the Contract owner’s heirs may have to pay.

Enhanced Stepped-Up Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

Preservation and Growth Rider — For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2025.

Administrative	0.10% - 0.75%
Mortality and Expense Risk	0.00% - 2.05%
Optional Death Benefit Rider	0.25%
Earnings Preservation Benefit	0.25%
Enhanced Stepped-Up Benefit Rider	0.10% - 0.35%
Preservation and Growth Rider	1.15% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

Asset-based charges that have not been redeemed from the Divisions are recorded as Accrued Fees in the accompanying statements of assets and liabilities.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES & CONTRACT CHARGES — (Concluded)

The following optional rider charges paid to the Company are charged at each Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2025:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50% - 1.80%
Guaranteed Withdrawal Benefit	0.90%
Guaranteed Minimum Income Benefit	0.50% - 1.00%
Enhanced Death Benefit	0.60% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50% - .55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

Separate Account charges referred to in this disclosure are for current charges of the Contracts and can vary among products within the Separate Account. A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 10% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2025 and 2024.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENT OF INVESTMENTS
	As of December 31, 2025				For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
American Funds® Global Growth Division	1,991		59,672			10,133		5,451
American Funds® Global Small Capitalization Division	13,694,875		268,432,096			9,660,825		48,791,576
American Funds® Growth Division	8,363,854		666,151,997			108,557,451		198,434,652
American Funds® Growth-Income Division	9,650,110		457,685,220			117,351,479		115,083,675
American Funds® The Bond Fund of America Division	6,128,140		64,063,212			8,100,064		11,618,579
BHFTI Allspring Mid Cap Value Division	4,317		47,166			10,622		2,504
BHFTI American Funds® Aggressive Allocation Division	40,967,588		358,993,780			45,766,002		80,567,459
BHFTI American Funds® Balanced Allocation Division	56,009,086		514,138,734			54,648,822		98,185,924
BHFTI American Funds® Growth Division	17,908,286		175,361,945			26,136,863		60,457,614
BHFTI American Funds® Moderate Allocation Division	50,409,147		458,834,866			37,452,103		89,117,754
BHFTI BlackRock High Yield Division	31,101		231,482			24,422		11,324
BHFTI Brighthouse Asset Allocation 100 Division	18,471,351		205,525,598			15,967,986		31,412,076
BHFTI Brighthouse Small Cap Value Division	1,237,791		16,433,888			3,128,832		2,678,786
BHFTI Brighthouse/Eaton Vance Floating Rate Division	1,189,614		11,655,729			1,510,086		3,889,825
BHFTI Brighthouse/Franklin Low Duration Total Return Division	4,817,265		44,207,523			7,905,911		14,776,105
BHFTI Brighthouse/Templeton International Bond Division	347,677		3,288,264			182,317		675,768
BHFTI Brighthouse/Wellington Large Cap Research Division	52,680,969		664,619,584			141,070,184		106,617,690
BHFTI CBRE Global Real Estate Division	9,763,141		111,264,544			6,109,245		16,717,951
BHFTI Harris Oakmark International Division	17,013,820		217,929,648			18,548,376		65,976,909
BHFTI Invesco Comstock Division	769		10,078			46,951		53,047
BHFTI Invesco Global Equity Division	8,441,913		171,044,880			35,676,299		37,674,964
BHFTI Invesco Small Cap Growth Division	4,467,626		45,567,068			2,384,338		9,249,166
BHFTI JPMorgan Core Bond Division	4,982,830		49,491,768			4,376,499		10,432,432
BHFTI JPMorgan Global Active Allocation Division	40,833,394		446,791,709			49,666,886		48,808,666
BHFTI JPMorgan Small Cap Value Division	932,371		11,509,828			2,167,688		3,198,847
BHFTI Loomis Sayles Global Allocation Division	4,170,171		61,444,981			9,378,679		15,479,063
BHFTI Loomis Sayles Growth Division	21,307,923		297,759,086			128,667,053		149,803,747
BHFTI MetLife Multi-Index Targeted Risk Division	375,911,563		4,164,078,262			32,448,927		1,035,414,726
BHFTI MFS® Research International Division	8,502,886		98,089,062			10,994,284		23,323,191
BHFTI Morgan Stanley Discovery Division	48,043,753		511,581,599			16,670,026		71,365,363
BHFTI PIMCO Inflation Protected Bond Division	19,184,693		201,959,358			11,571,167		40,384,066
BHFTI PIMCO Total Return Division	41,809,477		470,641,267			37,341,825		80,040,201
BHFTI SSGA Emerging Markets Enhanced Index Division	1,710,750		18,512,393			23,938,922	(a)	6,351,876(a)
BHFTI SSGA Emerging Markets Enhanced Index II Division	—		—	819,521	(b)	25,541,029(b)
BHFTI SSGA Growth and Income ETF Division	33,252,895		353,218,159			23,510,463		76,609,336
BHFTI SSGA Growth ETF Division	8,194,454		87,730,104			9,756,338		16,928,821
BHFTI T. Rowe Price Large Cap Value Division	9,311		250,401			28,173		8,495
BHFTI T. Rowe Price Mid Cap Growth Division	41,816,648		354,560,694			54,730,865		52,668,687
BHFTI TCW Core Fixed Income Division	1,542		13,505			582		293,752
BHFTI Victory Sycamore Mid Cap Value Division	15,437,514		271,266,529			40,629,654		39,794,859
BHFTI Western Asset Management Government Income Division	17,519,822		182,939,969			10,797,002		39,762,295
BHFTII Baillie Gifford International Stock Division	7,278,060		80,717,283			6,309,638		15,640,373
BHFTII BlackRock Bond Income Division	2,423,194		247,474,189			20,548,420		41,573,716
BHFTII BlackRock Capital Appreciation Division	4,571,093		154,191,711			34,003,829		43,599,909
BHFTII BlackRock Ultra-Short Term Bond Division	250,331		25,353,254			8,360,965		10,955,197
BHFTII Brighthouse Asset Allocation 20 Division	13,868,411		146,351,293			11,177,145		30,653,773
BHFTII Brighthouse Asset Allocation 40 Division	44,845,455		477,765,548			24,088,312		94,410,263
BHFTII Brighthouse Asset Allocation 60 Division	170,835,970		1,843,503,252			98,372,337		356,293,844
(a)
For the period April 25, 2025 to December 31, 2025.
(b)
For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENT OF INVESTMENTS — (Continued)
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Brighthouse Asset Allocation 80 Division	104,585,540		1,198,839,432	73,472,801		205,095,425
BHFTII Brighthouse/Artisan Mid Cap Value Division	752,897		148,280,488	27,885,604		20,325,765
BHFTII Brighthouse/Dimensional International Small Company Division	333,318		3,894,750	597,054		1,183,191
BHFTII Brighthouse/Wellington Balanced Division	24,524,726		430,063,260	64,823,742		66,089,610
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	12,828,561		366,147,821	53,591,350		59,528,812
BHFTII Frontier Mid Cap Growth Division	13,358,847		356,065,552	23,001,350		56,109,778
BHFTII Jennison Growth Division	15,399,794		215,779,364	52,361,835		55,319,773
BHFTII Loomis Sayles Small Cap Core Division	519,249		112,450,161	16,287,851		18,970,621
BHFTII Loomis Sayles Small Cap Growth Division	4,011,879		43,540,967	7,174,783		7,979,921
BHFTII MetLife Aggregate Bond Index Division	63,524,656		665,704,406	39,043,101		96,838,048
BHFTII MetLife Mid Cap Stock Index Division	22,554,477		349,759,476	40,942,277		56,026,052
BHFTII MetLife MSCI EAFE® Index Division	20,307,802		254,929,853	17,180,319		81,000,925
BHFTII MetLife Russell 2000® Index Division	13,673,472		224,046,691	25,961,687		43,858,432
BHFTII MetLife Stock Index Division	41,459,369		1,898,092,663	321,102,416		469,506,895
BHFTII MFS® Total Return Division	542,220		80,206,845	9,452,988		14,974,233
BHFTII MFS® Value Division	33,997,862		475,276,662	65,325,532		81,211,353
BHFTII Neuberger Berman Genesis Division	12,964,239		218,631,382	32,111,141		27,499,763
BHFTII T. Rowe Price Large Cap Growth Division	22,913,317		460,539,684	89,863,106		112,824,145
BHFTII T. Rowe Price Small Cap Growth Division	18,924,430		331,465,877	77,072,046		58,262,435
BHFTII VanEck Global Natural Resources Division	1,134,228		12,258,441	1,154,910		4,933,460
BHFTII Western Asset Management Strategic Bond Opportunities Division	21,186,381		256,766,690	24,760,782		46,059,877
BHFTII Western Asset Management U.S. Government Division	7,109,431		81,247,318	7,198,830		17,137,758
BlackRock Global Allocation V.I. Division	1,381		19,685	2,536		1,989
Calvert VP SRI Balanced Division	18,672,638		40,567,769	5,617,357		6,393,837
Calvert VP SRI Mid Cap Division	205,718		5,747,828	411,037		468,724
Fidelity® VIP Contrafund® Division	6,491		296,181	144,641		3,256
Fidelity® VIP Equity-Income Division	2,286,418		53,463,440	5,136,142		7,215,777
Fidelity® VIP Freedom 2020 Division	195,114		2,526,433	970,128		1,835,760
Fidelity® VIP Freedom 2025 Division	424,544		6,662,355	2,636,284		1,480,568
Fidelity® VIP Freedom 2030 Division	669,784		10,620,438	4,013,371		3,656,519
Fidelity® VIP Freedom 2035 Division	461,785		12,286,319	3,826,116		2,130,791
Fidelity® VIP Freedom 2040 Division	409,882		10,503,036	3,442,061		1,198,104
Fidelity® VIP Freedom 2045 Division	360,710		9,205,934	3,258,546		1,471,263
Fidelity® VIP Freedom 2050 Division	773,893		17,718,810	5,398,826		2,052,844
Fidelity® VIP Freedom 2055 Division	113,100		1,552,924	852,586		325,482
Fidelity® VIP Freedom 2060 Division	142,741		1,937,029	1,204,295		380,354
Fidelity® VIP Freedom 2065 Division	4,096		61,317	71,420	(a)	10,458(a)
Fidelity® VIP Freedom 2070 Division	2,128		22,908	23,899	(a)	1,038(a)
Fidelity® VIP FundsManager 50% Division	9,870,561		117,392,242	3,431,425		27,572,736
Fidelity® VIP FundsManager 60% Division	11,496,561		116,834,909	3,504,831		31,017,275
Fidelity® VIP Government Money Market Division	4,054,846		4,055,003	1,954,571		2,001,334
Fidelity® VIP Growth Division	1,416,835		107,126,090	17,787,554		15,617,895
Fidelity® VIP Investment Grade Bond Division	437,209		5,432,823	686,776		899,979
Fidelity® VIP Mid Cap Division	2,050		68,313	9,467		2,367
FTVIPT Templeton Foreign VIP Division	274		3,787	1,098		32
Janus Henderson Enterprise Division	311		20,565	2,424		3,436
LMPVET ClearBridge Variable Appreciation Division	419		19,378	3,903		966
LMPVET ClearBridge Variable Dividend Strategy Division	3,517		67,953	14,532		6,161
LMPVET ClearBridge Variable Large Cap Growth Division	5,811		177,342	26,333		13,048
(a)
For the period April 25, 2025 to December 31, 2025.
(b)
For the period January 1, 2025 to April 25, 2025

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENT OF INVESTMENTS — (Concluded)
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET ClearBridge Variable Small Cap Growth Division	863		23,848		1,699		253
Nomura VIP Small Cap Value Division	13	453		36		2
PIMCO VIT CommodityRealReturn® Strategy Division	265		1,562		16,636	21,058
PIMCO VIT Dynamic Bond Division	766		7,502		384		428
PIMCO VIT Emerging Markets Bond Division	692		8,378		831		4,902
(a)
For the period April 25, 2025 to December 31, 2025.
(b)
For the period January 1, 2025 to April 25, 2025.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS
For the years ended December 31, 2025 and 2024:
	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division			American Funds® Growth Division		American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division		BHFTI Allspring Mid Cap Value Division
	2025	2024	2025	2024	2025	2024*	2025	2024	2025	2024	2025	2024
Units beginning of year	6,286	19,413	4,978,116		5,714,594	11,999,710	7,921,439	1,441,753	1,745,090	3,290,622	3,493,061			904		1,221
Units issued and transferred from other funding options	37	2,070	241,084		288,276	710,167	6,266,595	56,078	57,475	497,251	582,887		79		6
Units redeemed and transferred to other funding options	(410)	(15,197)		(968,704)	(1,024,754)	(2,307,711)	(2,188,324)	(268,516)	(360,812)	(772,926)	(785,326)			(46)		(323)
Units end of year	5,913	6,286		4,250,496	4,978,116	10,402,166	11,999,710	1,229,315	1,441,753	3,014,947	3,290,622		937		904
	BHFTI American Funds® Aggressive Allocation Division		BHFTI American Funds® Balanced Allocation Division			BHFTI American Funds® Growth Division	BHFTI American Funds® Moderate Allocation Division			BHFTI BlackRock High Yield Division			BHFTI Brighthouse Asset Allocation 100 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	14,956,539	16,838,814		24,109,482	28,469,783	4,556,567	5,965,146	24,595,442		28,912,004		26,811	27,747	5,875,888	6,907,156
Units issued and transferred from other funding options	911,336	1,019,062		1,335,262	1,088,275	370,367	360,145	655,729		669,575		1,962	2,417	217,782	305,707
Units redeemed and transferred to other funding options	(3,019,335)	(2,901,337)		(4,527,486)	(5,448,576)	(1,272,164)	(1,768,724)	(4,390,570)		(4,986,137)		(317)	(3,353)	(840,055)	(1,336,975)
Units end of year	12,848,540	14,956,539		20,917,258	24,109,482	3,654,770	4,556,567	20,860,601	24,595,442			28,456	26,811	5,253,615	5,875,888
	BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/Eaton Vance Floating Rate Division			BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/ Templeton International Bond Division		BHFTI Brighthouse/ Wellington Large Cap Research Division			BHFTI CBRE Global Real Estate Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	346,655	388,484		960,704	1,158,221	4,711,483	5,235,711	301,779		307,662		5,114,465	5,793,534	4,814,207	5,617,787
Units issued and transferred from other funding options	27,913	25,481		143,315	132,101	868,246	1,166,766	29,552		53,810		123,426	2,246,234	376,015	489,034
Units redeemed and transferred to other funding options	(65,496)	(67,310)		(378,721)	(329,618)	(1,676,507)	(1,690,994)	(73,970)		(59,693)		(748,886)	(2,925,303)	(888,114)	(1,292,614)
Units end of year	309,072	346,655		725,298	960,704	3,903,222	4,711,483	257,361	301,779			4,489,005	5,114,465	4,302,108	4,814,207
	BHFTI Harris Oakmark International Division		BHFTI Invesco Comstock Division			BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division				BHFTI JPMorgan Global Active Allocation Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024		2025	2024
Units beginning of year	7,701,257	8,693,352		3,536	3,875	10,092,335	11,346,099	810,656		957,675		4,458,026		4,494,796	259,329,216	303,572,056
Units issued and transferred from other funding options	403,039	906,123		1,219	52	714,729	1,093,305	81,822		90,814		659,144		1,157,820	54,521,354	13,167,690
Units redeemed and transferred to other funding options	(1,987,008)	(1,898,218)		(1,575)	(391)	(2,030,241)	(2,347,069)	(212,857)		(237,833)		(1,297,405)		(1,194,590)	(57,288,069)	(57,410,530)
Units end of year	6,117,288	7,701,257		3,180	3,536	8,776,823	10,092,335	679,621	810,656			3,819,765		4,458,026	256,562,501	259,329,216
*

Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2024. There was no impact to the net assets of the Division.

(a) For the period April 23, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	BHFTI JPMorgan Small Cap Value Division		BHFTI Loomis Sayles Global Allocation Division			BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division				BHFTI Morgan Stanley Discovery Division
	2025	2024	2025	2024	2025	2024*	2025	2024	2025	2024		2025	2024
Units beginning of year	353,213	464,659		2,245,887	2,643,286	7,933,417	10,120,720	3,059,819,622	336,941,033		5,069,925		5,827,431	6,549,590	7,797,125
Units issued and transferred from other funding options	45,230	33,329		166,726	154,206	1,457,367	317,557	31,996,878	2,842,898,159		251,403		336,424	477,816	423,013
Units redeemed and transferred to other funding options	(108,402)	(144,775)		(505,059)	(551,605)	(2,044,798)	(2,504,860)	(611,134,769)	(120,019,570)		(1,048,526)		(1,093,930)	(1,195,469)	(1,670,548)
Units end of year	290,041	353,213		1,907,554	2,245,887	7,345,986	7,933,417	2,480,681,731	3,059,819,622	4,272,802			5,069,925	5,831,937	6,549,590
	BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division			BHFTI SSGA Emerging Markets Enhanced Index Division	BHFTI SSGA Emerging Markets Enhanced Index II Division	BHFTI SSGA Growth and Income ETF Division			BHFTI SSGA Growth ETF Division
	2025	2024	2025	2024	2025 (a)	2025 (b)	2024	2025	2024	2025		2024
Units beginning of year	13,153,159	14,735,632		24,342,978	26,494,250	—	2,134,426	2,548,042	16,792,520		20,485,034		3,580,337	4,333,992
Units issued and transferred from other funding options	1,404,962	1,691,756		2,206,784	3,025,996	23,427,133	74,148	195,600	262,446		297,185		100,825	122,946
Units redeemed and transferred to other funding options	(3,176,255)	(3,274,229)		(5,432,379)	(5,177,268)	(5,286,323)	(2,208,574)	(609,216)	(2,976,310)		(3,989,699)		(603,057)	(876,601)
Units end of year	11,381,866	13,153,159		21,117,383	24,342,978	18,140,810	—	2,134,426	14,078,656	16,792,520			3,078,105	3,580,337
	BHFTI T. Rowe Price Large Cap Value Division		BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division			BHFTI Western Asset Management Government Income Division			BHFTII Baillie Gifford International Stock Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	3,185	12,023		8,086,997	9,673,336	30,647	1,492	4,057,271		4,802,408		17,938,588	21,014,931	3,852,920	4,372,773
Units issued and transferred from other funding options	18	317	586,471		585,793	—	29,275	203,227	168,221		1,668,321		1,910,222	201,906	201,827
Units redeemed and transferred to other funding options	(252)	(9,155)		(1,661,595)	(2,172,132)	(29,342)	(120)	(667,191)		(913,358)		(4,769,276)	(4,986,565)	(751,957)	(721,680)
Units end of year	2,951	3,185		7,011,873	8,086,997	1,305	30,647	3,593,307	4,057,271			14,837,633	17,938,588	3,302,869	3,852,920
	BHFTII BlackRock Bond Income Division		BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division			BHFTII Brighthouse Asset Allocation 60 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	4,677,270	5,129,587		2,403,749	2,677,187	2,713,621	2,937,166	8,820,202		10,894,604		24,430,007	28,986,492	79,868,363	94,234,243
Units issued and transferred from other funding options	426,144	516,426		146,018	264,910	379,171	432,609	527,507		350,561		534,109	455,930	951,813	1,336,237
Units redeemed and transferred to other funding options	(1,015,822)	(968,743)		(501,229)	(538,348)	(584,531)	(656,154)	(1,787,958)		(2,424,963)		(4,345,460)	(5,012,415)	(13,353,482)	(15,702,117)
Units end of year	4,087,592	4,677,270		2,048,538	2,403,749	2,508,261	2,713,621	7,559,751	8,820,202			20,618,656	24,430,007	67,466,694	79,868,363
*

Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2024. There was no impact to the net assets of the Division.

(a) For the period April 23, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	BHFTII Brighthouse Asset Allocation 80 Division		BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division			BHFTII Brighthouse/ Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	44,549,677	50,745,062		2,067,270	2,419,532	130,832	159,672	5,024,323		5,706,953		4,235,927	4,969,377	3,278,889	3,763,868
Units issued and transferred from other funding options	771,137	1,095,031		99,331	86,363	11,446	11,627	103,893		166,820		183,718	157,210	69,846	88,122
Units redeemed and transferred to other funding options	(6,689,108)	(7,290,416)		(357,449)	(438,625)	(37,808)	(40,467)	(698,048)		(849,450)		(765,514)	(890,660)	(454,412)	(573,101)
Units end of year	38,631,706	44,549,677		1,809,152	2,067,270	104,470	130,832	4,430,168	5,024,323			3,654,131	4,235,927	2,894,323	3,278,889
	BHFTII Jennison Growth Division		BHFTII Loomis Sayles Small Cap Core Division			BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	6,514,024	7,256,255		1,635,229	1,944,511	1,151,844	1,360,460	38,090,203		40,392,915		6,855,519	8,008,217	16,812,353	18,278,639
Units issued and transferred from other funding options	619,167	1,150,903		65,661	68,998	88,712	77,257	4,000,725		5,496,780		507,535	497,319	1,055,481	1,688,788
Units redeemed and transferred to other funding options	(1,616,211)	(1,893,134)		(279,064)	(378,280)	(223,991)	(285,873)	(7,625,854)		(7,799,492)		(1,216,080)	(1,650,017)	(3,963,280)	(3,155,074)
Units end of year	5,516,980	6,514,024		1,421,826	1,635,229	1,016,565	1,151,844	34,465,074	38,090,203			6,146,974	6,855,519	13,904,554	16,812,353
	BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division			BHFTII MFS® Total Return Division	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	5,057,958	5,849,970		15,512,489	18,189,285	1,529,650	1,852,819	28,967,420		34,010,452		4,204,038	4,861,832	7,912,622	9,457,440
Units issued and transferred from other funding options	450,148	470,424		722,553	663,985	55,399	101,547	1,498,667		1,900,720		255,911	186,942	468,817	678,137
Units redeemed and transferred to other funding options	(1,011,222)	(1,262,436)		(2,715,981)	(3,340,781)	(262,045)	(424,716)	(5,069,919)		(6,943,752)		(648,345)	(844,736)	(1,754,742)	(2,222,955)
Units end of year	4,496,884	5,057,958		13,519,061	15,512,489	1,323,004	1,529,650	25,396,168	28,967,420			3,811,604	4,204,038	6,626,697	7,912,622
	BHFTII T. Rowe Price Small Cap Growth Division		BHFTII VanEck Global Natural Resources Division			BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division			BlackRock Global Allocation V.I. Division				Calvert VP SRI Balanced Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024		2025		2024
Units beginning of year	4,579,076	5,421,726		1,133,781	1,274,717	7,455,752	8,168,008	4,773,163		5,288,107		568		604		688,760	747,583
Units issued and transferred from other funding options	241,478	333,086		71,070	220,347	560,234	860,135	452,954		840,630		1		2		42,172	40,131
Units redeemed and transferred to other funding options	(894,483)	(1,175,736)		(339,486)	(361,283)	(1,519,368)	(1,572,391)	(1,134,724)		(1,355,574)		(54)		(38)		(91,315)	(98,954)
Units end of year	3,926,071	4,579,076		865,365	1,133,781	6,496,618	7,455,752	4,091,393	4,773,163			515		568		639,617	688,760
*

Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2024. There was no impact to the net assets of the Division.

(a) For the period April 23, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	Calvert VP SRI Mid Cap Division		Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division			Fidelity® VIP Freedom 2030 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	64,020	70,591		10,403	37,005	871,521	1,013,494	123,923		136,824		198,607	210,314	349,841	312,993
Units issued and transferred from other funding options	1,413	3,451		3,861	1,461	14,677	24,162	27,511		54,546		79,335	99,889	110,479	118,977
Units redeemed and transferred to other funding options	(5,306)	(10,022)		(33)	(28,063)	(100,411)	(166,135)	(64,381)		(67,447)		(52,075)	(111,596)	(119,358)	(82,129)
Units end of year	60,127	64,020		14,231	10,403	785,787	871,521	87,053	123,923			225,867	198,607	340,962	349,841
	Fidelity® VIP Freedom 2035 Division		Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division			Fidelity® VIP Freedom 2055 Division			Fidelity® VIP Freedom 2060 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	257,007	209,345		191,012	145,453	172,653	132,855	330,394		274,477		860,337	281,250	915,605	361,576
Units issued and transferred from other funding options	71,292	75,701		63,662	66,234	53,871	48,894	90,320		89,651		578,819	602,474	857,303	612,484
Units redeemed and transferred to other funding options	(51,371)	(28,039)		(33,247)	(20,675)	(32,567)	(9,096)	(48,106)		(33,734)		(252,093)	(23,387)	(307,348)	(58,455)
Units end of year	276,928	257,007		221,427	191,012	193,957	172,653	372,608	330,394			1,187,063	860,337	1,465,560	915,605
	Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom 2070 Division	Fidelity® VIP FundsManager 50% Division			Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division			Fidelity® VIP Growth Division			Fidelity® VIP Investment Grade Bond Division
	2025 (a)	2025 (a)	2025	2024	2025	2024	2025	2024	2025		2024	2025	2024
Units beginning of year	—	—		7,405,725	9,449,013	7,424,174	9,190,753	233,946		228,222		449,671	514,347	136,990	164,301
Units issued and transferred from other funding options	59,403	20,373		16,474	58,815	386,260	12,259	110,898		259,619		6,262	15,381	16,800	16,346
Units redeemed and transferred to other funding options	(8,550)	(798)		(1,254,375)	(2,102,103)	(1,824,011)	(1,778,838)	(120,637)		(253,895)		(51,029)	(80,057)	(25,631)	(43,657)
Units end of year	50,853	19,575		6,167,824	7,405,725	5,986,423	7,424,174	224,207	233,946			404,904	449,671	128,159	136,990
	Fidelity® VIP Mid Cap Division		FTVIPT Templeton Foreign VIP Division				Janus Henderson Enterprise Division		LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division				LMPVET ClearBridge Variable Large Cap Growth Division
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024		2025		2024
Units beginning of year	4,713	23,535		602		441	1,231	3,154	1,456	4,368		22,423		35,214		28,569	61,104
Units issued and transferred from other funding options	112	65		147	161	28	139	—	—	1,168		561		905		3,120
Units redeemed and transferred to other funding options	(130)	(18,887)		—		—	(160)	(2,062)	(47)	(2,912)		(1,848)		(13,352)		(1,090)	(35,655)
Units end of year	4,695	4,713		749		602	1,099	1,231	1,409	1,456		21,743		22,423		28,384	28,569
*

Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2024. There was no impact to the net assets of the Division.

(a) For the period April 23, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2025 and 2024:
	LMPVET ClearBridge Variable Small Cap Growth Division		Nomura VIP Small Cap Value Division			PIMCO VIT CommodityRealReturn® Strategy Division				PIMCO VIT Dynamic Bond Division			PIMCO VIT Emerging Markets Bond Division
	2025	2024	2025	2024	2025		2024		2025		2024	2025		2024
Units beginning of year	3,673	5,797		223	448		629	8,796		609		962		1,002	1,270
Units issued and transferred from other funding options	7	271		—	—	1,787		36	3		22		27		37
Units redeemed and transferred to other funding options	—	(2,395)		—	(225)		(2,253)		(8,203)		(32)		(375)		(420)	(305)
Units end of year	3,680	3,673		223	223		163		629		580	609			609	1,002
*

Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2024. There was no impact to the net assets of the Division.

(a) For the period April 23, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2025:

		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
American Funds® Global	2025	5,913	12.83		75,862		1.40		0.90	20.54
Growth Division	2024	6,286	10.64		66,908		0.91		0.90	12.66
	2023	19,413	9.45		183,419		0.90		0.90	21.51
	2022	20,927	7.78		162,720		0.61		0.90	(25.41)
	2021	26,203	10.43		273,167		0.33		0.90	15.38
American Funds® Global	2025	4,250,496	6.02 - 76.12		260,749,863		0.33		0.50 - 2.25	12.03 - 13.90
Small Capitalization Division	2024	4,978,116	5.33 - 66.90		270,498,374		1.06		0.50 - 2.50	(0.22) - 1.67
	2023	5,714,594	5.30 - 65.87		308,247,050		0.26		0.50 - 2.50	5.15 - 15.42
	2022	6,302,361	4.63 - 57.13		297,344,865		—		0.50 - 2.50	(31.29) - (30.01)
	2021	6,543,370	6.68 - 81.70		443,145,956		—		0.50 - 2.50	4.10 - 6.05
American Funds® Growth	2025	10,402,166	5.92 - 1,367.98		1,160,902,271		0.16		0.50 - 2.35	17.44 - 19.33
Division	2024*	11,999,710	5.01 - 1,148.61		1,132,348,673		0.33		0.50 - 2.35	28.55 - 30.63
	2023*	7,921,439	3.87 - 880.99		1,037,944,764		0.36		0.50 - 2.35	11.94 - 37.45
	2022	1,852,516	2.84 - 692.89		873,280,583		0.31		0.50 - 2.35	(31.56) - (30.46)
	2021	1,983,543	4.12 - 996.38		1,359,475,833		0.21		0.50 - 2.35	19.16 - 21.08
American Funds®	2025	1,229,315	49.59 - 708.17		639,609,173		0.89		0.50 - 2.25	15.38 - 17.18
Growth-Income Division	2024	1,441,753	42.68 - 604.32		644,437,101		1.07		0.50 - 2.35	21.32 - 23.29
	2023	1,745,090	34.91 - 490.16		636,821,332		1.34		0.50 - 2.35	10.79 - 25.20
	2022	2,009,212	28.12 - 391.51		590,162,234		1.24		0.50 - 2.35	(18.43) - (17.12)
	2021	2,276,122	34.22 - 472.35		808,908,049		1.10		0.50 - 2.35	21.21 - 23.17
American Funds® The Bond	2025	3,014,947	1.11 - 24.22		57,420,587		4.20		0.50 - 2.15	4.82 - 6.57
Fund of America Division	2024	3,290,622	1.04 - 22.73		59,305,850		4.08		0.50 - 2.15	(1.16) - 0.50
	2023	3,493,061	1.05 - 22.62		63,085,209		3.44		0.50 - 2.10	2.76 - 4.88
	2022	3,563,015	1.01 - 21.68		62,514,765		2.81		0.50 - 2.10	(14.39) - (13.14)
	2021	4,106,274	1.17 - 24.96		83,591,263		1.40		0.50 - 2.10	(2.38) - (0.95)
BHFTI Allspring Mid Cap	2025	937	45.97 - 48.53		43,509	1.33		1.10 - 1.35		4.35 - 4.62
Value Division	2024	904	44.05 - 46.39		40,212	1.12		1.10 - 1.35		10.35 - 10.62
	2023	1,221	38.01 - 41.94		49,531		1.27		1.10 - 1.60	7.29 - 7.83
	2022	3,075	35.42 - 38.89		114,557		0.49		1.10 - 1.60	(6.47) - (6.00)
	2021	6,264	37.87 - 41.38		248,627		0.63		1.10 - 1.60	26.90 - 27.54
BHFTI American Funds®	2025	12,848,540	3.22 - 36.74		410,495,234		1.17		0.50 - 2.15	17.35 - 19.30
Aggressive Allocation	2024	14,956,539	2.72 - 30.80		404,325,853		1.20		0.50 - 2.15	12.11 - 14.00
Division	2023	16,838,814	2.40 - 27.02		401,931,668		2.07		0.50 - 2.15	7.86 - 19.68
	2022	18,373,647	2.02 - 22.58		369,378,870		1.07		0.50 - 2.15	(20.25) - (18.93)
	2021	20,115,537	2.51 - 27.85		502,935,505		0.81		0.50 - 2.15	13.44 - 15.33
BHFTI American Funds®	2025	20,917,258	2.70 - 31.67		560,094,289		1.84		0.50 - 2.10	14.59 - 16.59
Balanced Allocation Division	2024	24,109,482	2.34 - 27.16		559,787,339		1.66		0.50 - 2.10	9.26 - 11.34
	2023	28,469,783	2.12 - 24.39		600,346,077		2.31		0.50 - 2.10	6.69 - 15.97
	2022	32,015,131	1.84 - 21.03		587,177,966		1.41		0.50 - 2.10	(18.49) - (17.07)
	2021	35,523,223	2.24 - 25.36		792,659,669		1.18		0.50 - 2.10	9.81 - 11.82

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
			As of December 31				For the year ended December 31
			Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2025		3,654,770		6.67 - 68.45	236,926,588		0.05		0.95 - 2.05	17.45 - 18.75
Growth Division	2024		4,556,567		5.62 - 57.65	249,271,638		0.03		0.95 - 2.25	28.28 - 29.98
	2023		5,965,146		4.33 - 44.35	251,346,531		1.57		0.95 - 2.25	34.93 - 36.69
	2022		7,287,992		3.17 - 32.45	225,213,085		0.55		0.95 - 2.25	(31.71) - (30.82)
	2021		7,703,185		4.59 - 46.90	344,916,945		—		0.95 - 2.25	18.92 - 20.47
BHFTI American Funds®	2025		20,860,601		2.27 - 25.89	471,829,867		2.42		0.50 - 2.10	12.09 - 13.89
Moderate Allocation Division	2024		24,595,442		2.01 - 22.73	492,624,677		2.14		0.50 - 2.10	6.83 - 8.57
	2023		28,912,004		1.86 - 20.93	537,459,449		2.62		0.50 - 2.10	5.60 - 12.35
	2022		33,094,562		1.67 - 18.63	551,584,025		1.73		0.50 - 2.10	(16.40) - (15.05)
	2021		37,338,886		2.08 - 21.93	738,578,220		1.54		0.50 - 2.10	7.36 - 9.09
BHFTI BlackRock High Yield	2025		28,456		4.67 - 43.97	234,830		6.63		0.90 - 1.60	7.20 - 8.17
Division	2024		26,811		4.33 - 40.81	217,164		5.95		0.90 - 1.60	6.45 - 7.44
	2023		27,747		4.04 - 38.15	219,520		5.51		0.90 - 1.60	11.28 - 12.40
	2022		27,293		3.60 - 34.11	225,153		5.30		0.90 - 1.60	(11.75) - (10.97)
	2021		37,764		4.05 - 38.46	374,224		4.04		0.90 - 1.60	3.51 - 4.59
BHFTI Brighthouse Asset	2025		5,253,615		4.24 - 77.16	226,986,865		1.22		0.50 - 2.00	14.74 - 16.48
Allocation 100 Division	2024		5,875,888		3.65 - 66.62	219,509,300		1.00		0.50 - 2.00	11.12 - 12.82
	2023		6,907,156		3.25 - 59.42	227,412,659		2.83		0.50 - 2.00	7.38 - 20.21
	2022		7,535,971		2.71 - 49.73	208,742,838		1.45		0.50 - 2.00	(21.73) - (20.55)
	2021		7,902,518		3.43 - 62.92	278,055,934		1.20		0.50 - 2.00	15.79 - 17.54
BHFTI Brighthouse Small Cap	2025		309,072		4.81 - 52.93	13,788,887		1.25		0.50 - 1.55	(4.69) - (3.69)
Value Division	2024		346,655		5.02 - 54.96	16,190,408		1.27		0.50 - 1.55	6.43 - 7.56
	2023		388,484		4.69 - 51.10	16,962,134		1.00		0.50 - 1.55	12.20 - 13.38
	2022		416,977		4.15 - 45.07	16,182,500		0.61		0.50 - 1.55	(14.43) - (13.53)
	2021		449,964		4.82 - 52.11	20,325,098		0.83		0.50 - 1.55	29.74 - 31.11
BHFTI Brighthouse/Eaton	2025		725,298		13.84 - 15.44	10,884,934		9.07		1.10 - 1.80	1.96 - 2.67
Vance Floating Rate Division	2024		960,704		13.18 - 15.04	13,955,356		8.70		1.10 - 2.00	5.55 - 6.51
	2023		1,158,221		12.49 - 14.12	15,822,033		5.46		1.10 - 2.00	8.60 - 9.58
	2022		1,425,110		11.50 - 12.89	17,729,471		3.52		1.10 - 2.00	(3.55) - (2.68)
	2021		1,540,034		11.92 - 13.24	19,666,389		3.17		1.10 - 2.00	1.45 - 2.37
BHFTI Brighthouse/Franklin	2025		3,903,222		9.51 - 12.11	42,343,682		5.07		0.50 - 2.15	3.01 - 4.73
Low Duration Total Return	2024		4,711,483		9.23 - 11.57	49,184,950		3.97		0.50 - 2.15	2.45 - 4.17
Division	2023		5,235,711		9.01 - 11.11	52,865,324		3.46		0.50 - 2.15	2.85 - 5.07
	2022		5,611,805		8.87 - 10.57	54,277,970		2.72		0.50 - 2.00	(6.62) - (5.21)
	2021		6,579,388		9.50 - 11.15	67,677,469		1.86		0.50 - 2.00	(1.70) - (0.22)
BHFTI Brighthouse/Templeton	2025		257,361		9.84 - 11.15	2,746,616		—		0.95 - 1.70	14.39 - 15.25
International Bond Division	2024		301,779		8.60 - 9.68	2,798,530		—		0.95 - 1.70	(12.98) - (12.32)
	2023		307,662		9.89 - 11.04	3,262,095		—		0.95 - 1.70	1.77 - 2.53
	2022		331,156		9.72 - 10.77	3,433,306		—		0.95 - 1.70	(6.24) - (5.53)
	2021		414,855		10.36 - 11.40	4,563,951		—		0.95 - 1.70	(6.61) - (5.91)
BHFTI	2025		4,489,005		5.67 - 481.39	772,484,901		0.49		0.00 - 2.10	13.31 - 16.00
Brighthouse/Wellington Large	2024		5,114,465		4.94 - 418.10	764,332,268		0.60		0.50 - 2.30	18.16 - 20.80
Cap Research Division	2023	*	5,793,534		4.10 - 346.11	716,711,557		0.81		0.50 - 2.30	(87.54) - 24.89
	2022		6,374,312		3.30 - 277.12	644,887,319		0.70		0.50 - 2.50	(21.14) - (19.55)
	2021		7,052,463		4.12 - 344.45	889,105,237		0.84		0.50 - 2.50	21.13 - 23.51

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI CBRE Global Real	2025	4,302,108		2.61 - 28.48	103,211,815		2.68		0.50 - 2.15	4.48 - 6.42
Estate Division	2024	4,814,207		2.47 - 26.81	109,649,424		3.48		0.50 - 2.25	(1.85) - 0.00
	2023	5,617,787		2.48 - 26.84	128,621,436		2.49		0.50 - 2.25	10.23 - 12.24
	2022	6,127,028		2.22 - 23.93	126,167,563		4.12		0.50 - 2.25	(26.66) - (25.20)
	2021	6,612,118		2.99 - 32.07	183,528,774		2.89		0.50 - 2.25	31.43 - 33.83
BHFTI Harris Oakmark	2025	6,117,288		4.17 - 50.22	253,786,438		2.15		0.50 - 2.10	30.03 - 32.12
International Division	2024	7,701,257		3.17 - 38.01	243,768,094		2.17		0.50 - 2.10	(6.96) - (5.44)
	2023	8,693,352		3.36 - 40.20	292,864,684		1.94		0.50 - 2.25	1.08 - 18.36
	2022	9,977,513		2.85 - 33.96	286,002,102		2.20		0.50 - 2.25	(17.87) - (16.42)
	2021	11,034,401		3.43 - 40.64	379,548,585		0.65		0.50 - 2.25	6.03 - 7.96
BHFTI Invesco Comstock	2025	3,180		2.99 - 41.90	10,047		1.40		0.90 - 1.35	15.74 - 16.26
Division	2024	3,536		2.57 - 36.20	15,566		1.56		0.90 - 1.35	13.18 - 13.69
	2023	3,875		2.26 - 31.99	15,663		1.94		0.90 - 1.35	10.71 - 11.21
	2022	4,010		2.03 - 30.20	14,227		1.77		0.90 - 1.35	(0.71) - (0.26)
	2021	4,394		2.04 - 30.34	17,943		1.03		0.90 - 1.35	31.40 - 31.99
BHFTI Invesco Global Equity	2025	8,776,823		2.73 - 79.13	209,575,338		0.07		0.50 - 2.15	13.20 - 15.14
Division	2024	10,092,335		2.38 - 68.93	213,090,948		0.16		0.50 - 2.15	13.72 - 15.66
	2023	11,346,099		2.13 - 76.99	211,964,050		0.24		0.00 - 2.15	9.56 - 34.99
	2022	12,284,432		1.60 - 57.03	183,035,203		—		0.00 - 2.15	(33.26) - (31.70)
	2021	12,898,558		2.36 - 66.07	286,660,569		0.06		0.50 - 2.25	12.90 - 15.01
BHFTI Invesco Small Cap	2025	679,621		5.37 - 65.98	37,200,478		—		0.50 - 2.15	3.68 - 5.30
Growth Division	2024	810,656		5.14 - 62.66	41,967,637		—		0.50 - 2.25	13.72 - 15.75
	2023	957,675		4.48 - 54.14	43,157,321		—		0.50 - 2.25	4.74 - 11.34
	2022	1,052,061		4.06 - 48.62	42,465,874		—		0.50 - 2.25	(36.59) - (35.47)
	2021	1,160,106		6.34 - 75.35	73,101,402		—		0.50 - 2.25	4.55 - 6.40
BHFTI JPMorgan Core Bond	2025	3,819,765		10.48 - 12.18	45,742,342		3.92		1.10 - 2.00	4.83 - 5.78
Division	2024	4,458,026		9.97 - 11.52	50,395,736		3.18		1.10 - 2.00	0.01 - 0.92
	2023	4,494,796		9.91 - 11.42	50,347,571		2.80		1.10 - 2.00	3.63 - 4.56
	2022	4,617,391		9.50 - 10.93	49,423,341		2.45		1.10 - 2.00	(14.59) - (13.82)
	2021	5,727,534		11.05 - 12.69	71,214,221		2.31		1.10 - 2.00	(3.41) - (2.54)
BHFTI JPMorgan Global	2025	256,562,501		1.66 - 17.86	483,059,006		2.30		1.15 - 2.15	11.50 - 12.62
Active Allocation Division	2024	259,329,216		1.49 - 15.93	433,655,916		0.93		1.15 - 2.15	3.03 - 4.07
	2023	303,572,056		1.47 - 16.31	487,968,893		1.74		1.10 - 2.00	8.32 - 9.30
	2022	351,192,454		1.35 - 14.92	516,956,283		2.48		1.10 - 2.05	(19.22) - (18.45)
	2021	402,997,702		1.67 - 18.29	727,927,972		0.49		1.10 - 2.05	7.41 - 8.44
BHFTI JPMorgan Small Cap	2025	290,041		4.29 - 39.15	10,927,521		0.95		0.90 - 1.85	10.09 - 11.48
Value Division	2024	353,213		3.85 - 35.30	12,012,498		1.53		0.90 - 2.25	6.56 - 8.21
	2023	464,659		3.56 - 32.74	14,459,353		1.14		0.90 - 2.05	10.65 - 12.20
	2022	512,320		3.17 - 29.31	14,322,001		0.86		0.90 - 2.05	(15.25) - (13.99)
	2021	600,320		3.69 - 34.26	19,297,008		0.96		0.90 - 2.05	30.05 - 31.82
BHFTI Loomis Sayles Global	2025	1,907,554		3.15 - 38.29	67,598,405		0.99		0.95 - 2.05	10.31 - 11.53
Allocation Division	2024	2,245,887		2.83 - 34.39	71,846,571		0.85		0.50 - 2.05	10.00 - 11.73
	2023	2,643,286		2.55 - 30.96	76,304,013		—		0.50 - 2.05	8.98 - 21.60
	2022	3,039,436		2.11 - 25.62	72,766,561		—		0.50 - 2.00	(24.82) - (23.68)
	2021	3,349,302		2.79 - 33.77	105,733,405		0.83		0.50 - 2.00	12.00 - 13.69

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
			As of December 31					For the year ended December 31
			Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI Loomis Sayles Growth	2025		7,345,986		3.44 - 1,090.47	384,303,615		—			0.50 - 2.15	5.55 - 24.86
Division	2024	*	7,933,417		3.02 - 954.74	404,918,874		—			0.50 - 2.15	11.91 - 52.51
	2023	*	10,120,720		3.21 - 716.12	384,789,586		—			0.50 - 2.25	9.14 - 51.09
	2022		12,622,181		2.14 - 494.57	315,672,632		—			0.50 - 2.25	(29.60) - (28.33)
	2021		13,754,696		3.01 - 690.34	480,887,272		0.03			0.50 - 2.25	15.64 - 17.89
BHFTI MetLife Multi-Index	2025		2,480,681,731		1.56 - 17.97	4,386,887,909		0.66			0.90 - 2.15	6.76 - 8.10
Targeted Risk Division	2024		3,059,819,622		1.47 - 16.66	5,021,397,135		1.16			0.90 - 2.15	5.18 - 6.51
	2023		336,941,033		1.40 - 15.67	520,854,431		2.29			0.90 - 2.10	11.46 - 12.81
	2022		385,763,197		1.26 - 13.92	530,165,527		1.80			0.90 - 2.10	(22.73) - (21.80)
	2021		439,723,634		1.63 - 17.83	774,902,087		1.76			0.90 - 2.10	7.44 - 8.73
BHFTI MFS® Research	2025		4,272,802		2.84 - 34.67	114,304,086		1.80			0.50 - 2.15	19.93 - 21.80
International Division	2024		5,069,925		2.35 - 28.46	112,084,207		1.72			0.50 - 2.15	0.80 - 2.43
	2023		5,827,431		2.31 - 27.78	125,706,164		1.57			0.50 - 2.15	2.58 - 12.26
	2022		6,523,996		2.08 - 24.75	125,419,892		1.89			0.50 - 2.15	(19.20) - (17.98)
	2021		7,162,727		2.56 - 30.18	168,979,566		1.01			0.50 - 2.15	9.42 - 11.16
BHFTI Morgan Stanley	2025		5,831,937		6.18 - 79.01	395,760,705		—			0.50 - 2.15	10.91 - 12.62
Discovery Division	2024		6,549,590		5.54 - 70.15	396,131,296		—			0.50 - 2.25	35.82 - 38.23
	2023		7,797,125		4.04 - 50.75	342,073,216		—			0.50 - 2.25	12.99 - 40.16
	2022		8,637,553		2.91 - 36.21	271,897,111		—			0.50 - 2.25	(63.36) - (62.71)
	2021		8,569,702		7.86 - 97.09	729,134,205		—			0.50 - 2.25	(12.77) - (11.22)
BHFTI PIMCO Inflation	2025		11,381,866		1.21 - 20.84	195,365,613		1.01			0.50 - 2.15	5.45 - 7.23
Protected Bond Division	2024		13,153,159		1.13 - 19.43	212,188,717		—			0.50 - 2.15	(0.07) - 1.86
	2023		14,735,632		1.12 - 19.08	235,419,293		2.12			0.50 - 2.15	1.18 - 3.07
	2022		16,020,300		1.09 - 18.51	250,254,578		6.26			0.50 - 2.15	(13.75) - (12.17)
	2021		18,836,529		1.24 - 21.07	337,008,189		0.73			0.50 - 2.15	3.18 - 4.93
BHFTI PIMCO Total Return	2025		21,117,383		1.94 - 24.02	416,462,090		5.58			0.50 - 2.15	6.66 - 8.51
Division	2024		24,342,978		1.81 - 22.17	446,155,901		2.92			0.50 - 2.25	0.13 - 2.06
	2023		26,494,250		1.79 - 21.75	479,885,083		2.93			0.50 - 2.25	3.42 - 5.54
	2022		28,080,302		1.71 - 20.61	485,365,597		2.96			0.50 - 2.25	(16.46) - (14.89)
	2021		32,619,518		2.03 - 24.24	667,326,755		1.84			0.50 - 2.25	(3.59) - (1.77)
BHFTI SSGA Emerging	2025		18,140,810		1.31 - 1.32	23,831,014		0.74			0.90 - 1.80	28.27 - 29.30
Enhanced Index Division
(Commenced 4/25/2025)
BHFTI SSGA Emerging	2025		—	1.33 - 12.56		—	1.57			0.90 - 2.25		2.31 - 2.87
Markets Enhanced Index II	2024		2,134,426		1.29 - 12.22	24,353,112		1.49			0.90 - 2.25	1.49 - 3.10
Division (Closed 4/25/25)	2023		2,548,042		1.25 - 11.89	28,403,260		1.01			0.90 - 2.25	4.11 - 5.72
	2022		2,809,473		1.19 - 11.27	29,791,833		0.73			0.90 - 2.25	(27.46) - (26.24)
	2021		2,787,968		1.61 - 15.34	40,417,620		0.17			0.90 - 2.25	(7.18) - (5.66)
BHFTI SSGA Growth and	2025		14,078,656		23.37 - 31.68	392,410,864		2.49			0.60 - 2.10	14.35 - 16.08
Income ETF Division	2024		16,792,520		20.44 - 27.29	405,743,022		2.39			0.60 - 2.10	8.48 - 10.13
	2023		20,485,034		18.84 - 24.78	452,336,743		2.32			0.60 - 2.10	5.19 - 13.29
	2022		23,115,501		16.88 - 21.87	453,319,661		3.01			0.60 - 2.10	(17.13) - (15.88)
	2021		26,261,154		20.37 - 26.00	616,034,159		1.77			0.60 - 2.10	11.02 - 12.70

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2025	3,078,105		26.39 - 36.50	97,126,402		1.99		0.50 - 2.10	16.76 - 18.64
Division	2024	3,580,337		22.61 - 30.77	95,901,177		2.07		0.50 - 2.10	10.36 - 12.16
	2023	4,333,992		20.48 - 27.43	104,238,016		1.88		0.50 - 2.10	5.54 - 15.18
	2022	4,809,272		18.07 - 23.82	101,146,274		2.77		0.50 - 2.10	(17.62) - (16.29)
	2021	5,267,322		21.93 - 28.45	133,226,796		1.45		0.50 - 2.10	15.16 - 17.02
BHFTI T. Rowe Price Large	2025	2,951		19.98 - 185.86	249,330		1.76		0.90 - 1.35	10.55 - 11.05
Cap Value Division	2024	3,185		17.99 - 167.70	228,669		1.73		0.90 - 1.35	9.61 - 10.11
	2023	12,023		16.34 - 152.61	450,574		1.86		0.90 - 1.60	7.91 - 8.66
	2022	12,282		15.03 - 140.73	469,865		1.87		0.90 - 1.60	(6.65) - (6.00)
	2021	25,963		15.99 - 150.00	731,476		1.81		0.90 - 1.60	23.98 - 24.85
BHFTI T. Rowe Price Mid Cap	2025	7,011,873		4.01 - 74.33	289,101,173		—		0.50 - 2.15	1.27 - 2.90
Growth Division	2024	8,086,997		3.93 - 72.33	327,201,406		0.04		0.50 - 2.25	6.86 - 8.76
	2023	9,673,336		3.65 - 66.63	361,476,588		—		0.50 - 2.25	7.99 - 19.25
	2022	10,811,320		3.09 - 56.00	340,891,490		—		0.50 - 2.25	(24.25) - (22.92)
	2021	12,061,669		4.04 - 72.79	496,061,829		—		0.50 - 2.25	12.42 - 14.41
BHFTI TCW Core Fixed	2025	1,305		10.28 - 10.45	13,578		0.92		1.20 - 1.35	5.38 - 5.54
Income Division	2024	30,647		9.76 - 9.90	299,128		4.99		1.20 - 1.35	(0.66) - (0.51)
	2023	1,492		9.82 - 9.95	14,806		2.81		1.20 - 1.35	4.19 - 4.35
	2022	1,631		9.42 - 9.53	15,515		0.91		1.20 - 1.35	(15.52) - (15.39)
	2021	4,056		11.16 - 11.27	45,391		1.34		1.20 - 1.35	(2.66) - (2.52)
BHFTI Victory Sycamore Mid	2025	3,593,307		7.14 - 89.99	262,984,368		1.28		0.50 - 2.15	0.17 - 1.78
Cap Value Division	2024	4,057,271		7.08 - 88.42	293,509,460		1.31		0.50 - 2.25	7.32 - 9.23
	2023	4,802,408		6.54 - 80.95	319,864,438		1.52		0.50 - 2.25	7.30 - 9.39
	2022	5,395,821		6.03 - 74.00	331,206,446		1.73		0.50 - 2.25	(4.86) - (3.18)
	2021	6,175,875		6.28 - 76.43	394,481,911		1.17		0.50 - 2.25	28.87 - 31.14
BHFTI Western Asset	2025	14,837,633		9.57 - 11.00	161,357,517		3.52		1.15 - 2.10	4.98 - 5.98
Management Government	2024	17,938,588		9.12 - 10.38	184,193,248		3.07		1.15 - 2.10	(1.88) - (0.93)
Income Division	2023	21,014,931		9.29 - 10.48	217,903,615		2.65		1.15 - 2.10	2.22 - 3.20
	2022	24,291,400		9.09 - 10.16	244,217,321		2.27		1.15 - 2.10	(16.45) - (15.65)
	2021	27,345,170		10.88 - 12.04	326,125,318		2.14		1.15 - 2.10	(4.01) - (3.09)
BHFTII Baillie Gifford	2025	3,302,869		2.57 - 32.13	83,598,694		0.62		0.95 - 2.10	16.66 - 18.19
International Stock Division	2024	3,852,920		2.18 - 27.18	82,161,291		0.76		0.95 - 2.10	2.23 - 3.63
	2023	4,372,773		2.11 - 26.23	90,110,394		1.21		0.95 - 2.10	2.79 - 17.47
	2022	4,831,928		1.81 - 22.33	85,003,047		1.02		0.95 - 2.10	(30.22) - (29.27)
	2021	5,050,419		2.57 - 31.57	126,145,494		0.86		0.95 - 2.10	(2.97) - (1.69)
BHFTII BlackRock Bond	2025	4,087,592		7.25 - 93.65	218,605,883		5.21		0.50 - 2.15	5.50 - 7.25
Income Division	2024	4,677,270		6.81 - 87.40	234,463,307		3.99		0.50 - 2.25	(1.03) - 0.85
	2023	5,129,587		6.80 - 86.77	253,716,879		2.98		0.50 - 2.25	2.32 - 5.16
	2022	5,558,204		6.51 - 82.59	260,026,298		2.75		0.50 - 2.25	(16.26) - (14.70)
	2021	6,550,596		7.69 - 96.92	361,431,935		2.62		0.50 - 2.25	(2.90) - (1.08)
BHFTII BlackRock Capital	2025	2,048,538		18.99 - 229.81	181,110,505		—		0.50 - 2.15	10.51 - 12.46
Appreciation Division	2024	2,403,749		17.01 - 204.55	195,050,996		0.01		0.50 - 2.15	28.83 - 31.13
	2023	2,677,187		13.06 - 156.15	168,460,568		—		0.50 - 2.25	12.71 - 48.65
	2022	3,012,995		8.85 - 105.16	133,568,070		—		0.50 - 2.25	(39.14) - (38.01)
	2021	3,306,153		14.38 - 169.80	234,988,229		—		0.50 - 2.25	18.19 - 20.42

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII BlackRock	2025	2,508,261		2.53 - 25.67	25,565,508		4.83		0.90 - 2.15	1.78 - 3.22
Ultra-Short Term Bond	2024	2,713,621		2.46 - 26.53	28,416,372		5.58		0.90 - 2.15	2.70 - 4.16
Division	2023	2,937,166		2.38 - 25.55	30,782,687		1.50		0.90 - 2.15	1.98 - 4.11
	2022	2,429,057		2.29 - 24.61	33,824,637		—		0.90 - 2.15	(0.87) - 0.54
	2021	2,745,802		2.29 - 24.56	37,400,746		0.10		0.90 - 2.00	(2.42) - (1.09)
BHFTII Brighthouse Asset	2025	7,559,751		1.99 - 21.64	140,027,287		3.22		0.50 - 2.15	6.92 - 8.70
Allocation 20 Division	2024	8,820,202		1.84 - 19.91	151,318,351		2.82		0.50 - 2.15	1.63 - 3.33
	2023	10,894,604		1.79 - 19.27	182,236,915		3.51		0.50 - 2.15	3.82 - 7.29
	2022	12,946,063		1.67 - 17.96	203,222,616		3.12		0.50 - 2.15	(14.54) - (13.12)
	2021	15,403,578		1.93 - 20.67	280,143,828		2.99		0.50 - 2.15	1.48 - 3.17
BHFTII Brighthouse Asset	2025	20,618,656		2.46 - 26.77	473,110,697		2.71		0.50 - 2.15	9.13 - 10.95
Allocation 40 Division	2024	24,430,007		2.23 - 24.13	509,035,964		2.39		0.50 - 2.15	3.56 - 5.29
	2023	28,986,492		2.13 - 22.92	572,822,157		3.49		0.50 - 2.15	4.66 - 9.97
	2022	33,365,258		1.94 - 20.84	603,366,834		2.60		0.50 - 2.15	(15.67) - (14.27)
	2021	38,513,419		2.27 - 24.31	818,808,370		2.68		0.50 - 2.15	5.14 - 6.89
BHFTII Brighthouse Asset	2025	67,466,694		3.02 - 32.77	1,897,199,169		2.22		0.50 - 2.15	11.35 - 13.20
Allocation 60 Division	2024	79,868,363		2.68 - 28.95	1,998,752,092		1.88		0.50 - 2.15	5.65 - 7.42
	2023	94,234,243		2.50 - 26.95	2,196,814,212		3.14		0.50 - 2.15	5.53 - 13.03
	2022	107,112,668		2.22 - 23.84	2,227,101,315		2.15		0.50 - 2.15	(17.13) - (15.75)
	2021	120,826,699		2.65 - 28.30	3,004,188,035		2.12		0.50 - 2.15	8.55 - 10.35
BHFTII Brighthouse Asset	2025	38,631,706		3.61 - 39.26	1,301,030,747		1.69		0.50 - 2.15	13.18 - 15.06
Allocation 80 Division	2024	44,549,677		3.15 - 34.12	1,311,940,500		1.40		0.50 - 2.15	8.43 - 10.24
	2023	50,745,062		2.87 - 30.95	1,363,001,239		3.05		0.50 - 2.15	6.44 - 16.71
	2022	56,005,775		2.47 - 26.52	1,298,523,579		1.81		0.50 - 2.15	(19.71) - (18.38)
	2021	61,203,569		3.04 - 32.49	1,751,110,118		1.69		0.50 - 2.15	12.27 - 14.14
BHFTII Brighthouse/Artisan	2025	1,809,152		8.73 - 105.45	120,384,228		1.20		0.50 - 2.00	(0.44) - 1.06
Mid Cap Value Division	2024	2,067,270		8.69 - 104.34	136,501,389		1.13		0.50 - 2.05	2.57 - 4.18
	2023	2,419,532		8.40 - 100.15	154,888,390		0.72		0.50 - 2.05	9.00 - 17.65
	2022	2,714,978		7.18 - 85.13	149,107,149		0.81		0.50 - 2.05	(14.60) - (13.27)
	2021	3,074,537		8.33 - 98.15	195,847,200		0.83		0.50 - 2.15	24.02 - 25.96
BHFTII	2025	104,470		34.27 - 40.00	4,069,753		2.73		1.10 - 2.00	33.16 - 34.36
Brighthouse/Dimensional	2024	130,832		25.73 - 29.77	3,796,711		2.63		1.10 - 2.00	1.02 - 1.95
International Small Company	2023	159,672		25.28 - 29.20	4,552,947		2.33		1.10 - 2.05	11.22 - 12.28
Division	2022	192,986		22.73 - 26.01	4,901,771		2.34		1.10 - 2.05	(19.37) - (18.60)
	2021	217,756		28.19 - 31.95	6,805,165		1.53		1.10 - 2.05	11.55 - 12.61
BHFTII	2025	4,430,168		2.61 - 163.57	464,481,963		2.22		0.90 - 2.15	10.12 - 11.66
Brighthouse/Wellington	2024	5,024,323		2.35 - 146.55	472,920,145		1.87		0.90 - 2.15	11.24 - 12.83
Balanced Division	2023	5,706,953		2.10 - 129.95	479,030,995		2.14		0.90 - 2.15	7.08 - 17.05
	2022	6,409,020		1.80 - 111.07	461,892,147		1.69		0.90 - 2.15	(19.02) - (17.82)
	2021	7,106,175		2.20 - 135.22	629,816,680		1.81		0.90 - 2.15	11.44 - 13.00
BHFTII	2025	3,654,131		12.84 - 155.06	343,770,112		1.25		0.50 - 2.10	5.41 - 7.14
Brighthouse/Wellington Core	2024	4,235,927		12.07 - 144.90	373,515,602		1.29		0.50 - 2.10	6.10 - 7.91
Equity Opportunities Division	2023	4,969,377		11.27 - 134.39	411,040,218		1.27		0.50 - 2.25	4.83 - 6.97
	2022	5,504,979		10.61 - 125.78	429,404,884		1.28		0.50 - 2.25	(7.41) - (5.69)
	2021	6,291,202		11.33 - 133.49	531,319,660		1.25		0.50 - 2.25	21.35 - 23.62

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII Frontier Mid Cap	2025	2,894,323		19.26 - 202.03	379,184,786		—		0.90 - 2.00	2.98 - 4.17
Growth Division	2024	3,278,889		18.50 - 193.94	413,283,381		0.23		0.90 - 2.00	15.10 - 16.65
	2023	3,763,868		15.87 - 166.26	407,902,206		—		0.90 - 2.25	5.85 - 16.89
	2022	4,128,328		13.58 - 142.23	384,728,789		—		0.90 - 2.25	(29.93) - (28.82)
	2021	4,467,854		19.09 - 199.82	586,525,681		—		0.90 - 2.25	11.84 - 13.60
BHFTII Jennison Growth	2025	5,516,980		3.89 - 104.38	229,099,478		—		0.50 - 2.15	11.41 - 13.15
Division	2024	6,514,024		3.46 - 92.41	244,121,148		—		0.50 - 2.25	27.08 - 29.34
	2023	7,256,255		2.69 - 71.61	209,302,202		—		0.50 - 2.25	12.73 - 52.10
	2022	8,359,946		1.78 - 47.17	160,933,782		—		0.50 - 2.25	(40.38) - (39.33)
	2021	9,073,417		2.95 - 77.89	287,427,814		—		0.50 - 2.25	14.31 - 16.33
BHFTII Loomis Sayles Small	2025	1,421,826		12.48 - 151.70	106,438,660		0.07		0.50 - 2.00	2.94 - 4.50
Cap Core Division	2024	1,635,229		12.02 - 145.18	117,803,261		0.05		0.50 - 2.25	8.96 - 10.90
	2023	1,944,511		10.90 - 130.91	126,813,424		0.07		0.50 - 2.25	7.37 - 16.60
	2022	2,155,234		9.41 - 112.28	122,718,093		—		0.50 - 2.25	(17.16) - (15.70)
	2021	2,370,989		11.23 - 133.19	163,685,620		0.03		0.50 - 2.25	18.94 - 21.04
BHFTII Loomis Sayles Small	2025	1,016,565		3.89 - 51.09	39,468,025		—		0.50 - 2.10	1.57 - 3.21
Cap Growth Division	2024	1,151,844		3.80 - 49.58	43,865,913		—		0.50 - 2.10	12.23 - 14.05
	2023	1,360,460		3.36 - 43.57	44,754,633		—		0.50 - 2.10	4.16 - 10.99
	2022	1,483,796		3.05 - 39.30	44,445,112		—		0.50 - 2.10	(24.70) - (23.48)
	2021	1,695,408		4.03 - 51.50	64,952,389		—		0.50 - 2.15	7.46 - 9.19
BHFTII MetLife Aggregate	2025	34,465,074		1.69 - 21.35	608,584,259		1.82		0.50 - 2.25	4.43 - 6.35
Bond Index Division	2024	38,090,203		1.61 - 20.09	636,633,596		2.95		0.50 - 2.25	(1.61) - 0.23
	2023	40,392,915		1.62 - 20.06	677,079,190		2.72		0.50 - 2.25	2.59 - 4.62
	2022	42,623,860		1.56 - 19.20	687,832,716		2.63		0.50 - 2.25	(15.24) - (13.65)
	2021	48,385,248		1.83 - 22.26	910,569,466		2.40		0.50 - 2.25	(4.39) - (2.56)
BHFTII MetLife Mid Cap	2025	6,146,974		6.09 - 75.68	388,565,014		0.98		0.50 - 2.15	4.64 - 6.33
Stock Index Division	2024	6,855,519		5.78 - 71.18	410,327,328		1.19		0.50 - 2.15	10.99 - 12.80
	2023	8,008,217		5.17 - 63.10	426,347,826		1.16		0.50 - 2.15	8.48 - 15.19
	2022	8,811,906		4.52 - 54.78	409,884,025		0.93		0.50 - 2.15	(15.24) - (13.87)
	2021	9,859,099		5.30 - 63.60	534,359,988		0.94		0.50 - 2.25	21.31 - 23.45
BHFTII MetLife MSCI EAFE®	2025	13,904,554		2.58 - 36.96	374,902,397		1.70		0.50 - 2.15	27.99 - 30.05
Index Division	2024	16,812,353		2.00 - 28.47	350,029,988		3.05		0.50 - 2.15	0.84 - 2.48
	2023	18,278,639		1.97 - 27.82	372,407,269		2.36		0.50 - 2.15	4.94 - 17.05
	2022	20,653,524		1.69 - 23.82	361,694,860		3.54		0.50 - 2.15	(16.42) - (15.07)
	2021	22,411,515		2.01 - 28.11	465,174,812		1.63		0.50 - 2.25	8.02 - 9.93
BHFTII MetLife Russell 2000®	2025	4,496,884		5.52 - 69.57	258,857,323		1.03		0.50 - 2.15	10.00 - 11.78
Index Division	2024	5,057,958		4.98 - 62.24	262,270,223		1.35		0.50 - 2.15	8.65 - 10.44
	2023	5,849,970		4.55 - 56.35	276,319,115		1.20		0.50 - 2.25	9.80 - 15.93
	2022	6,322,259		3.96 - 48.61	259,507,834		0.90		0.50 - 2.25	(22.20) - (20.83)
	2021	6,792,038		5.04 - 61.40	353,923,752		0.88		0.50 - 2.25	11.69 - 13.66
BHFTII MetLife Stock Index	2025	13,519,061		21.25 - 287.78	2,994,476,284		0.93		0.50 - 2.15	14.85 - 16.83
Division	2024	15,512,489		18.36 - 246.60	2,959,512,988		1.18		0.50 - 2.15	21.77 - 23.86
	2023	18,189,285		14.97 - 199.28	2,819,061,401		1.33		0.50 - 2.25	8.75 - 25.13
	2022	20,639,211		12.08 - 159.42	2,574,589,262		1.19		0.50 - 2.25	(20.32) - (18.82)
	2021	22,605,518		15.02 - 196.61	3,495,089,897		1.45		0.50 - 2.25	25.19 - 27.53

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)		Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII MFS® Total Return	2025	1,323,004	2.04 - 151.52			80,886,398		2.68			0.50 - 1.85	8.80 - 10.28
Division	2024	1,529,650	1.86 - 137.40			85,769,228		2.48			0.50 - 1.85	5.53 - 6.98
	2023	1,852,819	1.74 - 128.44			95,299,894		2.07			0.50 - 1.85	6.36 - 9.59
	2022	2,070,995	1.60 - 117.21			96,428,667		1.65			0.50 - 1.85	(11.52) - (10.32)
	2021	2,306,720	1.79 - 130.69			120,981,417		1.73			0.50 - 1.85	11.85 - 13.37
BHFTII MFS® Value Division	2025	25,396,168	2.94 - 57.86			454,054,422		1.63			0.50 - 2.15	10.71 - 12.44
	2024	28,967,420	2.63 - 51.77			473,716,519		1.69			0.50 - 2.15	9.32 - 11.10
	2023	34,010,452	2.39 - 46.88			514,394,760		1.70			0.00 - 2.15	5.67 - 7.97
	2022	37,064,337	2.24 - 43.95			536,663,808		1.52			0.00 - 2.15	(8.12) - (6.10)
	2021	40,856,426	2.41 - 47.38			663,945,304		1.41			0.50 - 2.15	22.73 - 24.73
BHFTII Neuberger Berman	2025	3,811,604	5.33 - 62.32			190,741,041		0.05			0.50 - 2.10	(6.63) - (5.22)
Genesis Division	2024	4,204,038	5.66 - 65.75			223,478,177		0.07			0.50 - 2.10	6.62 - 8.27
	2023	4,861,832	2.54 - 60.73			239,269,608		0.06			0.50 - 2.10	5.83 - 14.63
	2022	5,363,916	4.62 - 52.98			232,034,093		—			0.50 - 2.10	(20.94) - (19.72)
	2021	5,912,293	5.79 - 66.00			320,936,546		0.04			0.50 - 2.15	15.69 - 17.53
BHFTII T. Rowe Price Large	2025	6,626,697	4.99 - 106.80			558,923,839		—			0.50 - 2.15	13.06 - 14.88
Cap Growth Division	2024	7,912,622	4.37 - 92.97			580,529,954		—			0.50 - 2.25	27.07 - 29.33
	2023	9,457,440	3.40 - 71.88			533,304,465		—			0.50 - 2.25	10.63 - 45.80
	2022	10,967,997	2.35 - 49.30			423,605,252		—			0.50 - 2.25	(41.99) - (40.96)
	2021	11,647,251	4.00 - 83.51			769,206,460		—			0.50 - 2.25	17.28 - 19.35
BHFTII T. Rowe Price Small	2025	3,926,071	8.02 - 96.70			318,157,605		0.14			0.50 - 2.15	7.82 - 9.45
Cap Growth Division	2024	4,579,076	7.37 - 88.36			340,875,948		0.03			0.50 - 2.15	10.82 - 12.63
	2023	5,421,726	6.59 - 78.45			358,856,338		0.03			0.50 - 2.15	8.34 - 20.67
	2022	5,959,999	5.50 - 65.01			328,540,226		0.10			0.50 - 2.25	(24.07) - (22.73)
	2021	6,652,969	7.16 - 84.14			476,701,925		0.02			0.50 - 2.25	8.88 - 10.80
BHFTII VanEck Global	2025	865,365	16.94 - 18.78			15,913,192		2.97			1.10 - 1.70	34.11 - 34.91
Natural Resources Division	2024	1,133,781	12.63 - 13.92			15,465,020		2.40			1.10 - 1.70	(4.26) - (3.68)
	2023	1,274,717	13.19 - 14.45			18,077,756		2.83			1.10 - 1.70	(5.26) - (4.69)
	2022	1,245,433	13.93 - 15.16			18,554,027		2.38			1.10 - 1.70	6.16 - 6.80
	2021	1,734,410	13.12 - 14.20			24,223,570		0.98			1.10 - 1.70	16.51 - 17.21
BHFTII Western Asset	2025	6,496,618	1.26 - 48.55			225,045,684		7.58			0.50 - 2.15	6.61 - 8.33
Management Strategic Bond	2024	7,455,752	1.17 - 44.81			244,115,821		7.35			0.50 - 2.15	2.38 - 4.04
Opportunities Division	2023	8,168,008	1.14 - 43.07			266,841,085		6.44			0.50 - 2.25	5.10 - 8.67
	2022	9,126,574	1.05 - 39.63			273,191,553		5.86			0.50 - 2.25	(18.78) - (17.34)
	2021	10,455,449	1.28 - 47.95			381,592,675		3.61			0.50 - 2.25	0.33 - 2.10
BHFTII Western Asset	2025	4,091,393	1.99 - 24.09			76,069,688		3.86			0.50 - 2.00	4.69 - 6.28
Management U.S.	2024	4,773,163	1.89 - 22.66			83,766,297		2.84			0.50 - 2.00	0.06 - 1.58
Government Division	2023	5,288,107	1.87 - 22.31			91,560,733		2.13			0.50 - 2.00	2.47 - 4.07
	2022	5,660,639	1.81 - 21.44			94,709,309		2.09			0.50 - 2.15	(11.05) - (9.62)
	2021	6,670,779	2.01 - 23.72			123,805,731		2.50			0.50 - 2.15	(3.71) - (2.26)
BlackRock Global Allocation	2025	515	33.92 - 35.85		18,416		4.12			1.35 - 1.60		17.61 - 17.91
V.I. Division	2024	568	28.84 - 30.41		17,227		1.46			1.35 - 1.60		7.18 - 7.45
	2023	604	26.91 - 28.30		17,055		2.55			1.35 - 1.60		10.71 - 10.99
	2022	637	24.31 - 25.50		16,216		—			1.35 - 1.60		(17.40) - (17.20)
	2021	652	29.43 - 32.22		20,050		0.67			1.10 - 1.60		4.73 - 5.25

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Calvert VP SRI Balanced	2025	639,617		66.49 - 91.11	53,216,993		1.63		0.50 - 1.45	9.87 - 10.92
Division	2024	688,760		60.52 - 82.14	51,979,848		1.78		0.50 - 1.45	17.88 - 19.01
	2023	747,583		51.34 - 69.02	47,614,556		1.59		0.50 - 1.45	7.26 - 16.24
	2022	812,083		44.59 - 59.38	44,856,941		1.17		0.50 - 1.45	(16.63) - (15.83)
	2021	894,700		53.48 - 70.93	59,231,523		1.15		0.50 - 1.45	13.46 - 14.54
Calvert VP SRI Mid Cap	2025	60,127		90.56	5,445,340		0.36		0.95	0.51
Division	2024	64,020		90.11	5,768,785		0.13		0.95	9.18
	2023	70,591		82.53	5,826,123		0.19		0.95	5.55 - 10.59
	2022	79,527		74.63	5,934,994		—		0.95	(20.24)
	2021	84,007		93.57	7,860,497		0.19		0.95	13.95
Fidelity® VIP Contrafund®	2025	14,231		24.99 - 27.00	369,069		—		0.90 - 1.15	19.81 - 20.11
Division	2024	10,403		20.86 - 22.48	222,225		0.06		0.90 - 1.15	31.91 - 32.24
	2023	37,005		15.81 - 17.00	621,134		0.23		0.90 - 1.15	31.60 - 31.93
	2022	52,746		12.01 - 12.89	674,486		0.26		0.90 - 1.15	(27.33) - (27.15)
	2021	55,851		16.53 - 17.69	981,724		0.03		0.90 - 1.15	26.05 - 26.37
Fidelity® VIP	2025	785,787		21.32 - 181.91	67,289,211		1.78		0.95 - 1.35	17.42 - 17.90
Equity-Income Division	2024	871,521		18.15 - 154.29	62,797,305		1.77		0.95 - 1.35	13.79 - 14.25
	2023	1,013,494		15.95 - 135.05	63,328,315		1.89		0.95 - 1.35	7.01 - 9.61
	2022	1,130,142		14.61 - 123.21	63,533,471		1.86		0.95 - 1.35	(6.23) - (5.85)
	2021	1,248,036		15.59 - 130.86	72,640,456		1.88		0.95 - 1.35	23.22 - 23.72
Fidelity® VIP Freedom 2020	2025	87,053		27.89 - 29.94	2,561,832		1.98		0.90 - 1.25	11.60 - 11.98
Division	2024	123,923		24.99 - 26.74	3,261,803		2.95		0.90 - 1.25	6.07 - 6.43
	2023	136,824		23.56 - 25.12	3,355,305		2.79		0.90 - 1.25	4.54 - 11.22
	2022	178,252		21.26 - 22.59	3,950,620		1.94		0.90 - 1.25	(17.00) - (16.72)
	2021	163,380		25.62 - 27.12	4,368,234		0.83		0.90 - 1.25	7.91 - 8.28
Fidelity® VIP Freedom 2025	2025	225,867		30.15 - 33.44	7,242,699		2.55		0.90 - 1.40	12.65 - 13.21
Division	2024	198,607		26.50 - 29.54	5,636,522		2.23		0.90 - 1.45	6.71 - 7.31
	2023	210,314		24.84 - 27.52	5,544,778		2.52		0.90 - 1.45	4.81 - 12.31
	2022	269,214		22.23 - 24.51	6,369,847		1.79		0.90 - 1.45	(17.84) - (17.38)
	2021	287,972		27.75 - 29.66	8,278,233		0.89		0.90 - 1.30	9.12 - 9.56
Fidelity® VIP Freedom 2030	2025	340,962		31.31 - 38.91	11,741,270		2.22		0.50 - 1.55	13.39 - 14.59
Division	2024	349,841		27.61 - 33.95	10,596,018		2.08		0.50 - 1.55	7.44 - 8.59
	2023	312,993		26.18 - 31.27	8,790,818		2.41		0.50 - 1.45	5.28 - 13.89
	2022	265,213		23.83 - 27.46	6,617,431		1.84		0.50 - 1.30	(18.16) - (17.50)
	2021	290,180		29.12 - 33.28	8,836,620		0.97		0.50 - 1.30	10.62 - 11.51
Fidelity® VIP Freedom 2035	2025	276,928		46.90 - 54.98	13,765,792		2.04		0.50 - 1.45	14.74 - 15.84
Division	2024	257,007		40.87 - 46.72	11,067,744		1.88		0.60 - 1.45	9.16 - 10.10
	2023	209,345		37.44 - 42.44	8,242,631		1.97		0.60 - 1.45	5.90 - 15.83
	2022	157,298		32.60 - 34.94	5,368,259		1.60		0.95 - 1.45	(19.07) - (18.66)
	2021	112,239		40.28 - 42.96	4,718,083		1.08		0.95 - 1.45	13.52 - 14.09
Fidelity® VIP Freedom 2040	2025	221,427		51.31 - 60.16	12,087,400		1.64		0.50 - 1.45	16.74 - 17.85
Division	2024	191,012		43.95 - 51.04	8,902,190		1.38		0.50 - 1.45	11.18 - 12.25
	2023	145,453		39.83 - 45.47	6,078,248		1.56		0.50 - 1.40	6.63 - 18.02
	2022	97,979		34.52 - 38.53	3,499,738		1.51		0.50 - 1.30	(19.46) - (18.82)
	2021	68,494		42.86 - 47.46	3,038,775		0.89		0.50 - 1.30	15.98 - 16.91

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2045	2025	193,957		52.09 - 57.64	10,947,494		1.31		0.95 - 1.55	17.69 - 18.40
Division	2024	172,653		44.96 - 48.68	8,226,373		1.26		0.95 - 1.45	11.89 - 12.46
	2023	132,855		40.48 - 43.28	5,642,196		1.44		0.95 - 1.40	6.82 - 18.06
	2022	98,313		34.92 - 36.66	3,548,884		1.52		0.95 - 1.30	(19.51) - (19.22)
	2021	68,496		43.38 - 45.38	3,065,206		0.79		0.95 - 1.30	16.01 - 16.43
Fidelity® VIP Freedom 2050	2025	372,608		53.92 - 62.68	21,212,382		1.30		0.50 - 1.40	17.84 - 18.90
Division	2024	330,394		45.75 - 52.72	15,913,651		1.21		0.50 - 1.40	11.96 - 12.98
	2023	274,477		40.87 - 50.23	11,774,186		1.37		0.00 - 1.40	6.84 - 19.19
	2022	213,772		34.53 - 42.14	7,783,968		1.51		0.00 - 1.45	(19.64) - (18.47)
	2021	149,456		42.97 - 48.50	6,746,794		0.83		0.50 - 1.45	15.82 - 16.93
Fidelity® VIP Freedom 2055	2025	1,187,063		1.46 - 1.48	1,753,017		1.26		0.95 - 1.45	17.81 - 18.41
Division	2024	860,337		1.24 - 1.25	1,074,783		1.44		0.95 - 1.40	12.02 - 12.53
(Commenced 5/1/2023)	2023	281,250		1.11	312,579		3.20		0.95 - 1.40	6.79 - 11.37
Fidelity® VIP Freedom 2060	2025	1,465,560		1.46 - 1.50	2,161,063		1.45		0.50 - 1.55	17.69 - 18.93
Division	2024	915,605		1.24 - 1.25	1,141,791		1.49		0.90 - 1.40	11.94 - 12.50
(Commenced 5/1/2023)	2023	361,576		1.11	401,587		4.22		0.90 - 1.30	6.87 - 11.44
Fidelity® VIP Freedom 2065	2025	50,853		1.22	61,964		2.39		0.95 - 1.25	17.81 - 18.05
Division
(Commenced 4/25/2025)
Fidelity® VIP Freedom 2070	2025	19,575		1.22	23,847		0.23		0.95 - 1.25	17.80 - 18.04
Division
(Commenced 4/25/2025)
Fidelity® VIP FundsManager	2025	6,167,824		21.08 - 21.71	132,166,810		2.53		1.90 - 2.05	11.81 - 11.98
50% Division	2024	7,405,725		18.85 - 19.39	141,921,193		2.14		1.90 - 2.05	6.29 - 6.45
	2023	9,449,013		17.74 - 18.21	170,242,605		2.41		1.90 - 2.05	10.68 - 10.84
	2022	11,378,214		16.02 - 16.43	185,164,874		1.94		1.90 - 2.05	(15.68) - (15.55)
	2021	12,481,990		19.00 - 19.46	240,652,047		1.12		1.90 - 2.05	7.79 - 7.95
Fidelity® VIP FundsManager	2025	5,986,423		21.70 - 28.07	134,969,624		2.09		0.70 - 2.10	13.31 - 14.90
60% Division	2024	7,424,174		19.15 - 24.43	145,937,898		1.88		0.70 - 2.10	7.28 - 8.80
	2023	9,190,753		17.85 - 22.45	168,062,667		2.24		0.70 - 2.10	11.81 - 13.38
	2022	10,734,842		15.97 - 19.80	175,394,593		1.73		0.70 - 2.10	(16.82) - (15.65)
	2021	12,336,639		19.20 - 23.48	241,915,885		1.09		0.70 - 2.10	10.01 - 11.56
Fidelity® VIP Government	2025	224,207		18.09	4,054,845		4.06		0.95	3.15
Money Market Division	2024	233,946		17.53	4,101,596		5.20		0.95	4.11
	2023	228,222		16.84	3,843,390		4.77		0.95	1.45 - 3.91
	2022	253,220		16.21	4,103,960		1.36		0.95	0.49
	2021	306,845		16.13	4,949,044		0.01		0.95	(0.93)
Fidelity® VIP Growth	2025	404,904		341.94	138,453,089		0.28		0.95	13.82
Division	2024	449,671		300.43	135,093,218		—		0.95	29.15
	2023	514,347		232.61	119,643,479		0.13		0.95	10.79 - 34.96
	2022	563,124		172.36	97,058,589		0.62		0.95	(25.17) - (17.38)
	2021	611,993		230.32	140,954,875		—		0.95	22.06

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)		Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Fidelity® VIP Investment	2025	128,159	38.75			4,966,689		3.51		0.95	6.22
Grade Bond Division	2024	136,990	36.49			4,998,288		3.46		0.95	0.82
	2023	164,301	36.19			5,945,807		2.46		0.95	3.01 - 5.21
	2022	206,147	34.40			7,090,969		2.15		0.95	(13.78) - (12.15)
	2021	223,841	39.89			8,929,968		2.02		0.95	(1.54)
Fidelity® VIP Mid Cap	2025	4,695	15.35			72,081		0.25		0.90	10.49
Division	2024	4,713	13.89			65,484		0.17		0.90	16.12
	2023	23,535	11.97			281,600		0.31		0.90	13.78
	2022	41,057	10.52			431,773		0.27		0.90	(15.73)
	2021	43,732	12.48			545,739		0.36		0.90	24.18
FTVIPT Templeton Foreign	2025	749	5.93		4,441		2.30		0.90		28.04
VIP Division	2024	602	4.63		2,788		2.37		0.90		(1.89)
	2023	441	4.72		2,078		3.13		0.90		19.68
	2022	262	3.94		1,033		2.73		0.90		(8.43)
	2021	112	4.31		482		1.59		0.90		3.23
Janus Henderson Enterprise	2025	1,099	20.77			22,834		0.05		0.90	6.45
Division	2024	1,231	19.51			24,022		0.43		0.90	14.28
	2023	3,154	17.07			53,849		0.08		0.90	16.72
	2022	4,078	14.63			59,641		0.10		0.90	(16.90)
	2021	8,707	17.60			153,237		0.24		0.90	15.50
LMPVET ClearBridge Variable	2025	1,409	18.52			26,095		0.54		0.90	13.47
Appreciation Division	2024	1,456	16.32			23,762		0.48		0.90	21.55
	2023	4,368	13.43			58,650		0.97		0.90	18.64
	2022	4,454	11.32			50,407		1.06		0.90	(13.23)
	2021	4,610	13.04			60,139		0.63		0.90	22.55
LMPVET ClearBridge Variable	2025	21,743	3.27			71,208		2.21		0.90	11.61
Dividend Strategy Division	2024	22,423	2.93			65,795		1.11		0.90	15.79
	2023	35,214	2.53			89,238		2.12		0.90	13.17
	2022	36,359	2.24			81,414		1.34		0.90	(8.92)
	2021	42,161	2.46			103,656		1.51		0.90	25.66
LMPVET ClearBridge Variable	2025	28,384	9.57 - 10.25			279,504		—		0.90 - 1.15	7.38 - 7.65
Large Cap Growth Division	2024	28,569	8.91 - 9.52			262,128		—		0.90 - 1.15	26.41 - 26.73
	2023	61,104	7.05 - 7.52			452,143		—		0.90 - 1.15	42.38 - 42.74
	2022	61,685	4.95 - 5.27			320,759		—		0.90 - 1.15	(33.02) - (32.85)
	2021	71,487	7.39 - 7.84			555,917		—		0.90 - 1.15	20.55 - 20.85
LMPVET ClearBridge Variable	2025	3,680	6.53 - 6.97			24,338		—		0.90 - 1.15	7.98 - 8.25
Small Cap Growth Division	2024	3,673	6.05 - 6.44			22,480		—		0.90 - 1.15	3.30 - 3.56
	2023	5,797	5.86 - 6.22			35,053		—		0.90 - 1.15	7.17 - 7.43
	2022	5,200	5.46 - 5.79			29,416		—		0.90 - 1.15	(29.66) - (29.48)
	2021	7,572	7.77 - 8.21			61,501		—		0.90 - 1.15	11.32 - 11.60
Nomura VIP Small	2025	223	2.32		515		1.28		0.90		7.19
Cap Value Division	2024	223	2.16		481		1.90		0.90		13.56
	2023	448	1.90		853		0.95		0.90		8.47
	2022	448	1.75		786		0.83		0.90		(12.88)
	2021	448	2.01		902		0.83		0.90		33.21

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.
FINANCIAL HIGHLIGHTS — (Concluded)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)		Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
PIMCO VIT	2025	163	9.86 - 10.42		1,638		2.36			1.10 - 1.60		16.63 - 17.21
CommodityRealReturn®	2024	629	8.45 - 8.89		5,442		0.57			1.10 - 1.60		2.07 - 2.58
Strategy Division	2023	8,796	8.28 - 8.67			74,498		15.87			1.10 - 1.60	(9.56) - (9.11)
	2022	9,106	9.15 - 9.53			85,063		18.50			1.10 - 1.60	6.70 - 7.24
	2021	4,451	8.58 - 8.89			38,881		3.94			1.10 - 1.60	30.64 - 31.29
PIMCO VIT Dynamic Bond	2025	580	11.26 - 11.90		6,839		5.26			1.10 - 1.60		6.07 - 6.61
Division	2024	609	10.61 - 11.17		6,735		4.50			1.10 - 1.60		3.61 - 4.14
	2023	962	10.24 - 10.72		10,257		3.39			1.10 - 1.60		5.09 - 5.62
	2022	1,184	9.75 - 10.15			11,939		1.64			1.10 - 1.60	(8.12) - (7.66)
	2021	1,880	10.61 - 10.99			20,565		1.76			1.10 - 1.60	(0.62) - (0.12)
PIMCO VIT Emerging Markets	2025	609	12.41 - 13.12		7,895		6.67			1.10 - 1.60		12.82 - 13.38
Bond Division	2024	1,002	11.00 - 11.57			11,409		6.12			1.10 - 1.60	5.49 - 6.03
	2023	1,270	10.43 - 10.91			13,644		5.38			1.10 - 1.60	9.03 - 9.57
	2022	1,675	9.56 - 9.96			16,429		4.43			1.10 - 1.60	(17.30) - (16.88)
	2021	3,430	11.56 - 11.98			40,608		3.91			1.10 - 1.60	(4.40) - (3.92)
1
These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.
2
These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.
3
These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.
*
Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023 or 2024. There was no impact to the net assets of the division.

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Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Market Risk Benefits – Certain Assumptions Related to the Valuation of Market Risk Benefits — Refer to Notes 1, 5 and 12 to the Financial Statements

Critical Audit Matter Description

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Market risk benefits are required to be measured at fair value.

Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. Principal assumptions include mortality, withdrawal, utilization, lapse, volatility, and nonperformance risk spread.

We have identified certain assumptions related to the valuation of market risk benefits, more specifically certain guaranteed minimum benefits associated with variable annuity contracts, as a critical audit matter due to the high degree of auditor
MLIC - 2

judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over assumptions used in the valuation of market risk benefits, including those assumptions used by the Company for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦assessed the results of underlying experience studies and capital market projections, and evaluated the judgments applied by management in setting the principal assumptions.

◦evaluated the reasonableness of certain assumptions by comparing the Company’s selected assumptions to those independently recalculated by our actuarial specialist.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 10, 2026

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 3

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2025 and 2024
(In millions, except share and per share data)

	2025	2024
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $194 and $112, respectively); and amortized cost: $167,384 and $153,744, respectively	$159,332	$140,832
Mortgage loans (net of allowance for credit loss of $701 and $503, respectively; includes $180 and $198, respectively, relating to variable interest entities)	55,870	60,025
Policy loans	5,596	5,601
Real estate and real estate joint ventures (includes $378 and $378, respectively, under the fair value option; $64 and $0, respectively, of real estate held-for-sale; $2,435 and $2,000, respectively, relating to variable interest entities)	8,798	8,902
Other limited partnership interests	6,929	7,054
Short-term investments, at estimated fair value	2,221	2,391
Other invested assets (includes $435 and $729, respectively, of leveraged and direct financing leases; $45 and $112, respectively, relating to variable interest entities)	15,086	17,674
Total investments	253,832	242,479
Cash and cash equivalents, principally at estimated fair value	8,392	7,271
Accrued investment income	2,031	1,986
Premiums, reinsurance and other receivables	35,488	28,084
Market risk benefits, at estimated fair value	257	246
Deferred policy acquisition costs and value of business acquired	2,865	3,136
Current income tax recoverable	482	245
Deferred income tax asset	2,490	2,883
Other assets	4,168	4,264
Separate account assets	73,511	79,202
Total assets	$383,516	$369,796
Liabilities and Equity
Liabilities
Future policy benefits	$136,432	$126,619
Policyholder account balances	104,091	102,140
Market risk benefits, at estimated fair value	2,201	2,339
Other policy-related balances	8,642	8,338
Policyholder dividends payable	197	231
Payables for collateral under securities loaned and other transactions	11,698	11,271
Long-term debt	1,045	1,553
Other liabilities	31,164	23,669
Separate account liabilities	73,511	79,202
Total liabilities	368,981	355,362
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,475
Retained earnings	6,677	7,444
Accumulated other comprehensive income (loss)	(5,236)	(5,994)
Total Metropolitan Life Insurance Company stockholder’s equity	13,921	13,930
Noncontrolling interests	614	504
Total equity	14,535	14,434
Total liabilities and equity	$383,516	$369,796
See accompanying notes to the consolidated financial statements.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Revenues
Premiums	$30,576	$27,561	$24,718
Universal life and investment-type product policy fees	1,534	1,500	1,664
Net investment income	11,611	11,635	11,206
Other revenues	1,722	1,775	1,673
Net investment gains (losses)	(992)	(450)	(1,375)
Net derivative gains (losses)	(1,141)	(106)	(1,537)
Total revenues	43,310	41,915	36,349
Expenses
Policyholder benefits and claims	32,145	28,781	26,150
Policyholder liability remeasurement (gains) losses	30	(148)	(150)
Market risk benefit remeasurement (gains) losses	(319)	(932)	(703)
Interest credited to policyholder account balances	3,769	3,819	3,602
Policyholder dividends	415	455	470
Other expenses	5,456	5,679	5,785
Total expenses	41,496	37,654	35,154
Income (loss) before provision for income tax	1,814	4,261	1,195
Provision for income tax expense (benefit)	255	776	60
Net income (loss)	1,559	3,485	1,135
Less: Net income (loss) attributable to noncontrolling interests	(6)	(9)	41
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,565	$3,494	$1,094
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Net income (loss)	$1,559	$3,485	$1,135
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	4,381	(2,937)	5,841
Deferred gains (losses) on derivatives	(1,361)	321	(1,078)
Future policy benefits discount rate remeasurement gains (losses)	(681)	3,554	(2,957)
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(27)	(80)	(59)
Foreign currency translation adjustments	42	43	56
Defined benefit plans adjustment	(21)	40	(34)
Other comprehensive income (loss), before income tax	2,333	941	1,769
Income tax (expense) benefit related to items of other comprehensive income (loss)	(501)	(63)	(321)
Other comprehensive income (loss), net of income tax	1,832	878	1,448
Comprehensive income (loss)	3,391	4,363	2,583
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	(6)	(9)	41
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$3,397	$4,372	$2,542
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2022	$5	$12,476	$9,022	$(8,320)	$13,183	$212	$13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	5	12,475	7,645	(6,872)	13,253	363	13,616
Cumulative effects of changes in accounting principles, net of income tax			(219)		(219)		(219)
Dividends to MetLife, Inc.			(3,476)		(3,476)		(3,476)
Change in equity of noncontrolling interests					—	150	150
Net income (loss)			3,494		3,494	(9)	3,485
Other comprehensive income (loss), net of income tax				878	878		878
Balance at December 31, 2024	5	12,475	7,444	(5,994)	13,930	504	14,434
Cumulative effects of change in accounting principles for equity method investee at January 1, 2025				(1,074)	(1,074)		(1,074)
Dividends to MetLife, Inc.			(2,332)		(2,332)		(2,332)
Change in equity of noncontrolling interests					—	116	116
Net income (loss)			1,565		1,565	(6)	1,559
Other comprehensive income (loss), net of income tax				1,832	1,832		1,832
Balance at December 31, 2025	$5	$12,475	$6,677	$(5,236)	$13,921	$614	$14,535
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Cash flows from operating activities
Net income (loss)	$1,559	$3,485	$1,135
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	126	139	124
Amortization of premiums and accretion of discounts associated with investments, net	(900)	(820)	(858)
(Gains) losses on investments and from sales of businesses, net	992	447	1,353
(Gains) losses on derivatives, net	1,428	1,018	2,461
(Income) loss from equity method investments, net of dividends or distributions	509	481	1,098
Interest credited to policyholder account balances	3,984	3,751	3,623
Universal life and investment-type product policy fees	(1,168)	(1,153)	(1,175)
Change in fair value option securities	72	(170)	39
Change in accrued investment income	(130)	1	(146)
Change in premiums, reinsurance and other receivables	83	350	(992)
Change in market risk benefits	(120)	(688)	(455)
Change in deferred policy acquisition costs and value of business acquired, net	167	169	452
Change in income tax	(343)	(159)	(267)
Change in other assets	22	(23)	(77)
Change in insurance-related liabilities and policy-related balances	2,621	(493)	(1,546)
Change in other liabilities	(37)	(53)	84
Other, net	106	248	(18)
Net cash provided by (used in) operating activities	8,971	6,530	4,835
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	31,297	29,435	30,090
Equity securities	64	97	104
Mortgage loans	10,443	7,498	6,129
Real estate and real estate joint ventures	321	638	354
Other limited partnership interests	677	687	415
Short-term investments	6,784	5,633	7,271
Purchases and originations of:
Fixed maturity securities available-for-sale	(38,678)	(29,188)	(27,700)
Equity securities	(41)	(49)	(162)
Mortgage loans	(6,617)	(5,642)	(6,087)
Real estate and real estate joint ventures	(471)	(684)	(931)
Other limited partnership interests	(501)	(508)	(715)
Short-term investments	(6,428)	(5,050)	(7,438)
Cash received in connection with freestanding derivatives	1,019	829	1,628
Cash paid in connection with freestanding derivatives	(1,772)	(1,716)	(2,998)
Receipts on loans to affiliates	—	—	100
Net change in policy loans	5	70	58
Net change in other invested assets	618	(230)	6
Other, net	122	49	43
Net cash provided by (used in) investing activities	$(3,158)	$1,869	$167
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Cash flows from financing activities
Policyholder account balances - deposits	$79,862	$72,004	$69,794
Policyholder account balances - withdrawals	(82,291)	(75,712)	(72,788)
Net change in payables for collateral under securities loaned and other transactions	427	(519)	(2,381)
Long-term debt issued	—	—	210
Long-term debt repaid	(511)	(245)	—
Derivatives with certain financing elements and other derivative-related transactions, net	38	(66)	24
Dividends paid to MetLife, Inc.	(2,332)	(3,476)	(2,471)
Other, net	109	96	(2)
Net cash provided by (used in) financing activities	(4,698)	(7,918)	(7,614)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	6	(5)	2
Change in cash and cash equivalents	1,121	476	(2,610)
Cash and cash equivalents, beginning of year	7,271	6,795	9,405
Cash and cash equivalents, end of year	$8,392	$7,271	$6,795
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$107	$126	$131
Income tax	$549	$495	$374
Non-cash transactions:
Funds withheld liabilities established in connection with reinsurance transactions	$7,333	$—	$—
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$—	$6,527
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$6,125	$1,776	$1,113
Fixed maturity securities available-for-sale received from an affiliate	$—	$—	$502
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$—	$110
Real estate and real estate joint ventures acquired in satisfaction of debt	$216	$313	$34
Short-term investments received in connection with pension risk transfer transactions	$102	$—	$—
Other invested assets received in connection with the sale of other limited partnership interests	$17	$299	$—
Investment in affiliated unsecured note received in exchange for investment in affiliated preferred stock	$—	$152	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$—	$—	$502
Consolidation of real estate and real estate joint ventures:
Increase in real estate and real estate joint ventures	$181	$—	$—
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities and employee benefits. In the fourth quarter of 2025, the Company reorganized from three reportable segments (Group Benefits, Retirement and Income Solutions (“RIS”) and MetLife Holdings) to a single reportable segment to align with MetLife’s strategic initiatives, and the manner in which the chief operating decision maker (“CODM”) evaluates the performance of the business and allocates resources. This change was applied retrospectively for all years presented. Accordingly, certain products have been reclassified within the product rollforwards for the year ended December 31, 2025. The foregoing changes did not impact prior period consolidated net income (loss). See Note 2 for further information. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or the fair value option (“FVO”) for its investments in real estate joint ventures (“REJVs”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Effective January 1, 2025, an operating joint venture engaged in insurance underwriting activities, for which the Company uses the equity method of accounting, adopted the accounting pronouncement related to targeted improvements to the accounting for long-duration contracts. See Note 15 for further information.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfer and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized. Under this NPR approach, net premiums are calculated as the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses. The NPR used to accrue the FPB in each period is determined by using the historical experience and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical experience and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
amount of premiums to be collected for a cohort. The principal inputs used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date). The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR as of the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. Changes in the NPR during the quarter are based on any variance between actual experience during the quarter and the assumptions used as of the beginning of the quarter, along with any changes to assumptions during the quarter. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The present value of future expected benefits and claim settlement expenses and the present value of future expected net premiums are calculated based on a current upper-medium grade discount rate.
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the United States (“U.S.”) is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
The NPR and the change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the locked in discount rate for each cohort represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort. This amortization of the DPL is recorded through net income within policyholder benefits and claims. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income to the extent that the flooring relates to the FPBs discounted at the locked-in discount rate or reported in OCI to the extent that it relates to changes in the current upper-medium grade discount rate.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity and bond indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder and interest credited to the policyholder’s account balance, net of charges assessed against the account balance and any policyholder withdrawals. This balance also includes liabilities for certain structured settlement and institutional income annuities, and other contracts that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
Market Risk Benefits
Market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. Certain contracts may have multiple contract features that guarantee benefits. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
percentage is the portion of the expected future fees from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders (or payable to reinsurers in the case of ceded MRBs) in excess of the attributed fees are reported in universal life and investment-type product policy fees. The valuation of these MRBs also includes an adjustment for the Company’s (or counterparty’s in the case of ceded MRBs) nonperformance risk and risk margins for non-capital market inputs.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, other policy-related balances include claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders (or payable to reinsurers in the case of ceded MRBs) in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to the Company’s annuity products are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements is included in policyholder benefits and claims.
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies, except that for reinsured MRBs, the entire change in fair value is recognized in net income each reporting period.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of certain reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records the funds withheld liability. The Company recognizes interest expense on funds withheld, included in other expenses, at a risk free rate. Certain of these funds withheld liabilities have embedded derivatives that are carried at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses).
Premiums, fees, policyholder liability remeasurement (gains) losses, policyholder benefits and claims, and market risk benefit remeasurement (gains) losses include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Investments
Net Investment Income
Net investment income primarily includes interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) primarily include (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products” in Note 10. The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial, agricultural and residential mortgage loans, typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets that real estate in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. The Company ceases depreciation on real estate that is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
REJV and OLPI
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in REJV and OLPI investments in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI investments when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE. Assets of certain consolidated REJVs and OLPI are initially recorded at estimated fair value. The Company elects the FVO for certain REJVs that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for REJV and OLPI investments recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment when the carrying value of the investment exceeds its fair value and when events or changes in circumstances indicate that the carrying amount may not be recoverable. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized and charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values, the accounting for which is described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Company-owned life insurance policies (“COLI”) are carried at cash surrender value.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Tax equity investments include low income housing tax credit partnerships and renewable energy investments which derive a significant source of the investment returns in the form of income tax credits or other tax incentives. Beginning January 1, 2024, tax equity investments that meet certain criteria are accounted for using the proportional amortization method, where the initial cost of the investment is amortized in proportion to the tax credits received and recognized as a component of income tax expense (benefit). Tax equity investments which do not meet the qualification criteria for the proportional amortization method are accounted for using the equity method of accounting. See Note 18.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except that economic hedges of FVO securities which are linked to equity indices are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $39 million, $56 million and $67 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the remaining lease term or useful life up to 20 years. The cost basis of the property, equipment and leasehold improvements was $647 million and $800 million at December 31, 2025 and 2024, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $605 million and $746 million at December 31, 2025 and 2024, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets are recognized based on the corresponding lease liabilities adjusted for qualifying initial direct costs and prepaid or accrued lease payments, reduced by lease incentives received. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans and administrative services-only (“ASO”) contracts, as well as recordkeeping and administrative services. Substantially all of the revenues from these services are recognized over time as the applicable services are provided or are made available to the customers. The revenues recognized include variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2025 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $117 million at both December 31, 2025 and 2024.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, applied on a prospective basis.	The Company has included the enhanced disclosures within Note 18.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2025 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2025-08, Financial Instruments - Credit Losses (Topic 326): Purchased Loans	The key amendments include expanding the population of acquired financial assets that are accounted for using the gross-up approach by creating a new category of assets called purchased seasoned loans (“PSLs”), which will be accounted for using the gross-up approach. The day-1 expected credit losses on PSLs are now reflected as an adjustment to the amortized cost basis rather than an expense.	Effective for annual and interim periods beginning January 1, 2027, to be applied prospectively (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2025-06, Intangibles—Goodwill and Other— Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software
The key amendments remove all references to prescriptive and sequential software development project stages and require that an entity capitalize software costs when both: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended.
		Effective for annual and interim periods beginning January 1, 2028, to be applied either prospectively, retrospectively, or using a modified transition approach (with early adoption permitted as of the beginning of an annual reporting period).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date
The key amendments require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses is also required.
Effective for annual periods beginning January 1, 2027, and
interim periods beginning January 1, 2028, to be applied prospectively with an option for retrospective application (with early adoption permitted).
The Company is evaluating the impact of the guidance on its consolidated financial statements.
2. Segment Information
In the fourth quarter of 2025, the Company reorganized from three reportable segments (Group Benefits, RIS and MetLife Holdings) to a single reportable segment and changed the measure used to evaluate segment profitability from adjusted earnings to net income. See Note 1. The CODM is the Company’s chief executive officer, who evaluates performance and decides how to allocate resources based on net income as reported on the consolidated statements of operations. The significant segment expenses provided to the CODM are consistent with the categories shown in the Company’s consolidated statements of operations, and there are no other segment expenses at a more disaggregated level used by the CODM. The measure of segment assets is reported on the consolidated balance sheets as total assets.

MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)
The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Life insurance	$14,721	$14,753	$14,721
Accident & health insurance	11,274	10,952	10,460
Annuities	7,378	4,678	2,412
Other	459	453	462
Total	$33,832	$30,836	$28,055
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one customer were $3.6 billion, $3.7 billion and $3.6 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2025, 2024 or 2023.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets were as follows at:

	December 31,
	2025	2024 (1)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$57,127	$47,551
Long-term care	15,224	14,537
Deferred Profit Liabilities:
Annuities	3,075	3,086
Additional Insurance Liabilities:
Universal and variable universal life	2,127	1,969
Participating life	41,624	42,663
Other long-duration (2)	6,313	6,300
Short-duration and other	10,942	10,513
Total	$136,432	$126,619
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)This balance represents liabilities for various smaller product lines.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
Annuities
The Company’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. The Company reinsures portions of certain pension risk transfers on a modified coinsurance basis. Information regarding these products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(22)	(16)	(44)
Adjusted balance	(22)	(16)	(44)
Issuances	10,582	3,557	1,607
Net premiums collected	(10,560)	(3,541)	(1,563)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$47,910	$48,886	$48,190

Balance at January 1, at original discount rate	$49,191	$47,991	$49,194
Effect of changes in cash flow assumptions (1)	(67)	(234)	(193)
Effect of actual variances from expected experience (2)	(30)	(90)	(411)
Adjusted balance	49,094	47,667	48,590
Issuances	10,983	3,578	1,642
Interest accrual	2,506	2,421	2,377
Benefit payments	(4,687)	(4,475)	(4,618)
Balance at December 31, at original discount rate	57,896	49,191	47,991
Effect of changes in discount rate assumptions	(450)	(1,281)	895
Balance at December 31, at current discount rate at balance sheet date	57,446	47,910	48,886

Cumulative amount of fair value hedging adjustments	(319)	(359)	(191)
Net liability for FPBs	57,127	47,551	48,695
Less: Reinsurance recoverables	4,308	—	—
Net liability for FPBs, net of reinsurance	$52,819	$47,551	$48,695

Undiscounted - Expected future benefit payments	$106,011	$93,692	$93,959
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$57,446	$47,910	$48,886
Weighted-average duration of the liability	8 years	9 years	9 years
Weighted-average interest accretion (original locked-in) rate	4.8%	5.1%	5.0%
Weighted-average current discount rate at balance sheet date	5.4%	5.6%	5.1%
__________________
(1)     For the year ended December 31, 2025, the net effect of changes in cash flow assumptions was substantially offset by the corresponding impact in DPL associated with the Company’s annuity products of $63 million. For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of $112 million. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $136 million.
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
(2)      For the year ended December 31, 2025, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of $20 million. For the year ended December 31, 2024, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of $39 million. For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $269 million.
For each of the years ended December 31, 2024 and 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the year ended December 31, 2024, the net effect of actual variances from expected experience was primarily driven by favorable mortality. For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance agreement and model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2025, the Company incurred a loss at issue of $397 million. The loss at issue was partially offset by a deferred gain on ceded reinsurance which will be amortized over the life of the reinsurance agreement. For the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expenses, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Long-term Care
The Company’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,475	$5,687	$5,775

Balance at January 1, at original discount rate	$5,568	$5,566	$5,807
Effect of changes in cash flow assumptions	68	212	(152)
Effect of actual variances from expected experience	159	74	199
Adjusted balance	5,795	5,852	5,854
Interest accrual	284	285	294
Net premiums collected	(564)	(569)	(582)
Balance at December 31, at original discount rate	5,515	5,568	5,566
Effect of changes in discount rate assumptions	33	(93)	121
Balance at December 31, at current discount rate at balance sheet date	$5,548	$5,475	$5,687

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$20,012	$20,927	$19,619

Balance at January 1, at original discount rate	$21,024	$20,494	$20,165
Effect of changes in cash flow assumptions	66	205	(190)
Effect of actual variances from expected experience	213	84	223
Adjusted balance	21,303	20,783	20,198
Interest accrual	1,115	1,089	1,070
Benefit payments	(928)	(848)	(774)
Balance at December 31, at original discount rate	21,490	21,024	20,494
Effect of changes in discount rate assumptions	(718)	(1,012)	433
Balance at December 31, at current discount rate at balance sheet date	20,772	20,012	20,927

Net liability for FPBs	$15,224	$14,537	$15,240

Undiscounted:
Expected future gross premiums	$10,382	$10,644	$10,603
Expected future benefit payments	$44,696	$44,981	$45,016
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$7,001	$6,966	$7,139
Expected future benefit payments	$20,772	$20,012	$20,927
Weighted-average duration of the liability	13 years	14 years	15 years
Weighted-average interest accretion (original locked-in) rate	5.4%	5.4%	5.4%
Weighted-average current discount rate at balance sheet date	5.8%	5.8%	5.2%
For the year ended December 31, 2025, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to future premium rate increases, substantially offset by unfavorable morbidity and policyholder behavior related to lapses. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in assumptions associated with an increase in incidence rates.
For the year ended December 31, 2025, the net effect of actual variances from expected experience was primarily driven by unfavorable morbidity and mortality, partially offset by the expected premium rate increases.
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB reserve for the Company’s long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expenses, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features whereby the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
Universal and Variable Universal Life
The Company’s universal and variable universal life products provide a contract feature whereby the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2025	2024	2023
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,969	$1,841	$1,642
Less: AOCI adjustment	(17)	(14)	(63)
Balance, at January 1, before AOCI adjustment	1,986	1,855	1,705
Effect of changes in cash flow assumptions	(19)	(1)	26
Effect of actual variances from expected experience	62	37	16
Adjusted balance	2,029	1,891	1,747
Assessments accrual	92	89	91
Interest accrual	104	97	90
Excess benefits paid	(85)	(91)	(73)
Balance, at December 31, before AOCI adjustment	2,140	1,986	1,855
Add: AOCI adjustment	(13)	(17)	(14)
Balance, at December 31	2,127	1,969	1,841
Less: Reinsurance recoverables	2,127	1,969	1,841
Balance, at December 31, net of reinsurance	$—	$—	$—

Weighted-average duration of the liability	15 years	16 years	17 years
Weighted-average interest accretion rate	5.1%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2025		2024		2023
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$10,617	$2,506	$3,617	$2,421	$1,584	$2,377
Long-term care	720	831	724	804	731	776
Deferred Profit Liabilities:
Annuities	N/A	153	N/A	150	N/A	144
Additional Insurance Liabilities:
Universal and variable universal life	345	104	370	97	452	90
Other long-duration	1,180	303	888	306	887	304
Total	$12,862	$3,897	$5,599	$3,778	$3,654	$3,691
__________________
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% of the Company’s life insurance in-force at both December 31, 2025 and 2024. Participating policies represented 10%, 10% and 11% of gross traditional life insurance premiums for the years ended December 31, 2025, 2024 and 2023, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by product at December 31, 2025. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities. The information about incurred and paid claims development prior to 2025 is presented as supplementary information.
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2025
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(Dollars in millions)
2016	$7,125	$7,085	$7,095	$7,104	$7,105	$7,104	$7,107	$7,109	$7,110	$7,113	$2	221,367
2017		7,432	7,418	7,425	7,427	7,428	7,428	7,432	7,434	7,438	4	263,945
2018			7,757	7,655	7,646	7,650	7,651	7,652	7,659	7,664	5	251,712
2019				7,935	7,900	7,907	7,917	7,914	7,921	7,927	7	253,430
2020					8,913	9,367	9,389	9,384	9,388	9,398	12	298,095
2021						10,555	10,795	10,777	10,783	10,804	25	308,345
2022							9,640	9,653	9,662	9,689	38	259,225
2023								9,584	9,471	9,475	24	246,008
2024									9,909	9,688	55	238,104
2025										9,855	1,185	203,552
Total										89,051
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(85,850)
All outstanding liabilities for incurral years prior to 2016, net of reinsurance										15
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,216

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(In millions)
2016	$5,582	$6,980	$7,034	$7,053	$7,086	$7,096	$7,100	$7,106	$7,109	$7,109
2017		5,761	7,292	7,355	7,374	7,400	7,414	7,427	7,431	7,433
2018			6,008	7,521	7,578	7,595	7,629	7,646	7,652	7,656
2019				6,178	7,756	7,820	7,853	7,898	7,908	7,916
2020					6,862	9,103	9,242	9,296	9,353	9,375
2021						8,008	10,476	10,640	10,689	10,757
2022							7,101	9,399	9,536	9,573
2023								6,929	9,225	9,346
2024									7,282	9,435
2025										7,250
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$85,850
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2025:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	75.5%	21.9%	1.1%	0.4%	0.5%	0.2%	0.1%	0.1%	—%	—%
MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Group Long-term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2025
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(Dollars in millions)
2016	$1,131	$1,139	$1,159	$1,162	$1,139	$1,124	$1,123	$1,086	$1,108	$1,104	$—	17,974
2017		1,244	1,202	1,203	1,195	1,165	1,181	1,101	1,135	1,131	—	16,330
2018			1,240	1,175	1,163	1,147	1,170	1,102	1,150	1,146	—	15,217
2019				1,277	1,212	1,169	1,177	1,103	1,166	1,161	—	15,427
2020					1,253	1,223	1,155	1,100	1,158	1,161	—	15,820
2021						1,552	1,608	1,477	1,586	1,591	—	19,664
2022							1,641	1,732	1,578	1,557	—	18,408
2023								1,725	1,722	1,719	7	20,301
2024									1,890	1,941	37	18,460
2025										2,057	841	12,601
Total										14,568
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(7,440)
All outstanding liabilities for incurral years prior to 2016, net of reinsurance										1,463
Total unpaid claims and claim adjustment expenses, net of reinsurance										$8,591

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(In millions)
2016	$49	$267	$433	$548	$628	$696	$750	$769	$839	$871
2017		56	290	476	579	655	719	718	812	848
2018			54	314	497	594	666	663	775	817
2019				57	342	522	620	621	764	811
2020					59	355	535	560	706	763
2021						95	505	620	902	1,002
2022							76	609	721	838
2023								84	520	775
2024									98	561
2025										154
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$7,440
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2025:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-term Disability	5.2%	24.7%	13.5%	9.1%	6.5%	5.8%	4.7%	4.6%	4.8%	2.9%
Significant Methodologies and Assumptions
Group Life - Term and Group Long-term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is
MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of IBNP claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2025 compared to the 2024 incurral year due to lower claim volume. For Group Long-term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2025 compared to the 2024 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-term Disability unpaid claims and claim adjustment expenses were $7.2 billion and $6.8 billion at December 31, 2025 and 2024, respectively. Using interest rates ranging from 2% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.7 billion and $1.5 billion at December 31, 2025 and 2024, respectively. The amount of interest accretion recognized was $618 million, $464 million and $516 million for the years ended December 31, 2025, 2024 and 2023, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2025
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Life - Term	$3,216
Group Long-term Disability	8,591
Total		$11,807
Other insurance lines		749
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		12,556

Reinsurance recoverables on unpaid claims:
Group Life - Term	6
Group Long-term Disability	295
Total		301
Other insurance lines		27
Total reinsurance recoverable on unpaid claims		328
Total unpaid claims and allocated claims adjustment expense		12,884
Discounting		(1,716)
Liability for unpaid claims and claim adjustment liabilities - short-duration		11,168
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		788
Total liability for unpaid claims and claim adjustment expense (includes $7.3 billion of FPBs and $4.6 billion of other policy-related balances)		$11,956
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$11,698	$11,609	$11,300
Less: Reinsurance recoverables	2,004	1,740	1,633
Net balance at January 1,	9,694	9,869	9,667
Incurred related to:
Current year	20,994	20,371	19,983
Prior years (1)	(188)	(264)	14
Total incurred	20,806	20,107	19,997
Paid related to:
Current year	(15,358)	(15,047)	(14,484)
Prior years	(5,132)	(5,235)	(5,311)
Total paid	(20,490)	(20,282)	(19,795)
Net balance at December 31,	10,010	9,694	9,869
Add: Reinsurance recoverables	1,946	2,004	1,740
Balance at December 31,	$11,956	$11,698	$11,609
__________________
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
(1)For the years ended December 31, 2025 and 2024, incurred claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the respective year. For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in 2023.
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which include accrued interest credited, but exclude the impact of any applicable charge that may be incurred upon surrender.

The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2025	December 31, 2024 (1)
	(In millions)
Life	$10,197	$7,469
Capital markets investment products and stable value guaranteed interest contracts (“GICs”)	59,278	57,799
Annuities and risk solutions	15,671	11,673
Fixed and variable annuities	5,788	9,513
Other	13,157	15,686
Total	$104,091	$102,140
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Life
The life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account portion of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$7,469	$7,605	$7,954
Transfer, January 1 (1)	3,084	—	—
Deposits	3,668	3,481	3,227
Policy charges	(669)	(658)	(635)
Surrenders and withdrawals	(3,607)	(3,132)	(3,121)
Benefit payments	(9)	(13)	(12)
Net transfers from (to) separate accounts	1	(3)	—
Interest credited	260	189	192
Balance at December 31,	$10,197	$7,469	$7,605

Weighted-average annual crediting rate	2.5%	2.5%	2.5%

At period end:
Cash surrender value	$10,128	$7,407	$7,543
Net amount at risk, excluding offsets from reinsurance:
In the event of death (2)	$265,192	$263,198	$250,033
__________________
(1)Reported balances for the year ended December 31, 2025 have been updated to include a product previously not included in the disaggregated rollforward. See Note 1.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$503	$—	$661	$4,141	$5,305
Equal to or greater than 2% but less than 4%	3,923	98	79	—	4,100
Equal to or greater than 4%	679	25	3	53	760
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	32
Total	$5,105	$123	$743	$4,194	$10,197

December 31, 2024
Equal to or greater than 0% but less than 2%	$456	$—	$726	$4,086	$5,268
Equal to or greater than 2% but less than 4%	1,247	100	61	1	1,409
Equal to or greater than 4%	682	—	39	37	758
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	34
Total	$2,385	$100	$826	$4,124	$7,469

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605
Capital Markets Investment Products and Stable Value GICs
The capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $12.8 billion at both December 31, 2025 and 2024. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $16.2 billion and $16.4 billion at December 31, 2025 and 2024, respectively. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2025 and 2024. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion at both December 31, 2025 and 2024.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$57,799	$58,554	$58,508
Deposits	72,607	65,802	62,605
Surrenders and withdrawals	(74,924)	(67,924)	(65,444)
Interest credited	2,147	2,190	1,907
Effect of foreign currency translation and other, net	1,649	(823)	978
Balance at December 31,	$59,278	$57,799	$58,554

Weighted-average annual crediting rate	3.7%	3.8%	3.3%
Cash surrender value at period end	$1,042	$1,524	$1,583
The capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,435	$2,435
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	56,843
Total	$—	$—	$—	$2,435	$59,278

December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,675	$2,675
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,124
Total	$—	$—	$—	$2,675	$57,799

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The annuity and risk solutions PABs include certain structured settlements and institutional income annuities, group fixed deferred annuities, the fixed account portion of group variable deferred annuities, registered index-linked annuities and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$11,673	$10,650	$10,244
Transfer, January 1 (1)	3,109	—	—
Deposits	1,614	1,776	850
Policy charges	(137)	(123)	(160)
Surrenders and withdrawals	(657)	(518)	(215)
Benefit payments	(679)	(576)	(547)
Net transfers from (to) separate accounts	64	27	53
Interest credited	625	472	427
Other	59	(35)	(2)
Balance at December 31,	$15,671	$11,673	$10,650

Weighted-average annual crediting rate	4.2%	4.3%	4.2%

At period end:
Cash surrender value	$10,949	$7,462	$6,798
Net amount at risk, excluding offsets from reinsurance:
In the event of death (2)	$33,211	$33,128	$33,148
At annuitization or exercise of other living benefits (3)	$17	N/A	N/A
__________________
(1)A product previously reported within Fixed and Variable Annuities has been moved to Annuities and Risk Solutions. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The annuity and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2,588	$2,596
Equal to or greater than 2% but less than 4%	404	2,269	472	51	3,196
Equal to or greater than 4%	3,695	—	304	6	4,005
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,874
Total	$4,099	$2,269	$784	$2,645	$15,671

December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$11	$2,083	$2,094
Equal to or greater than 2% but less than 4%	195	32	357	28	612
Equal to or greater than 4%	3,623	—	165	6	3,794
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,173
Total	$3,818	$32	$533	$2,117	$11,673

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Fixed and Variable Annuities
The fixed and variable annuity PABs primarily include fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$9,513	$10,888	$12,598
Transfer, January 1 (1)	(3,109)	—	—
Deposits	97	153	172
Policy charges	(9)	(11)	(12)
Surrenders and withdrawals	(875)	(1,609)	(1,916)
Benefit payments	(300)	(382)	(408)
Net transfers from (to) separate accounts	280	146	72
Interest credited	187	318	359
Other	4	10	23
Balance at December 31,	$5,788	$9,513	$10,888

Weighted-average annual crediting rate	3.1%	3.2%	3.1%

At period end:
Cash surrender value	$5,252	$8,891	$10,181
Net amount at risk, excluding offsets from reinsurance (2):
In the event of death (3)	$2,240	$2,540	$2,821
At annuitization or exercise of other living benefits (4)	$663	$709	$646
__________________
(1)A product previously reported within Fixed and Variable Annuities has been moved to Annuities and Risk Solutions. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “Annuities” in Note 5.
(3)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date
(4)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The fixed and variable annuity account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$50	$1	$483	$174	$708
Equal to or greater than 2% but less than 4%	2,547	1,594	262	62	4,465
Equal to or greater than 4%	114	177	—	—	291
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	324
Total	$2,711	$1,772	$745	$236	$5,788

December 31, 2024
Equal to or greater than 0% but less than 2%	$2	$140	$441	$75	$658
Equal to or greater than 2% but less than 4%	1,639	5,669	519	107	7,934
Equal to or greater than 4%	392	151	6	—	549
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	372
Total	$2,033	$5,960	$966	$182	$9,513

December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888
5. Market Risk Benefits
The Company establishes assets and liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit, less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2025			2024 (1)
	Asset	Liability	Net Liability (Asset)	Asset	Liability	Net Liability (Asset)
	(In millions)
Annuities	$216	$2,043	$1,827	$231	$2,300	$2,069
Other	41	158	117	15	39	24
Total	$257	$2,201	$1,944	$246	$2,339	$2,093
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the direct and assumed liabilities (assets) for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
The Company’s variable annuity products offer contract features whereby the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantee contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding the Company’s variable annuity products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1, (1)	$2,069	$2,702	$3,071

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2,026	$2,741	$3,164
Transfer, beginning of period, before effect of cumulative changes in the instrument-specific credit risk (1)	(191)	—	—
Attributed fees collected	257	295	315
Benefit payments	(92)	(89)	(57)
Effect of changes in interest rates	(171)	(717)	(156)
Effect of changes in capital markets	(450)	(431)	(734)
Effect of changes in equity index volatility	—	39	(120)
Actual policyholder behavior different from expected behavior	192	180	115
Effect of changes in future expected policyholder behavior and other assumptions	(13)	19	9
Effect of foreign currency translation and other, net (2)	206	45	219
Effect of changes in risk margin	(22)	(56)	(14)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	1,742	2,026	2,741
Cumulative effect of changes in the instrument-specific credit risk	85	43	(39)
Net balance at December 31,	1,827	2,069	2,702
Less: Reinsurance recoverable	285	—	—
Balance at December 31,	$1,542	$2,069	$2,702

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,240	$2,540	$2,821
At annuitization or exercise of other living benefits (5)	$663	$709	$646
Weighted-average attained age of contractholders:
In the event of death (4)	72 years	71 years	70 years
At annuitization or exercise of other living benefits (5)	71 years	70 years	70 years
__________________
(1)A product previously reported within Annuities has been moved to Other. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. The transfer amount related to the balance at January 1, 2025 was ($165) million. See Note 1.
(2)      Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)      Includes amounts for certain variable annuity guarantees recorded as MRBs on contracts also recorded as PABs, which are disclosed in “Fixed and Variable Annuities” in Note 4.
(4)      For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(5)      For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions, including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities (assets) was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1, (1)	$24	$(1)	$25

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$29	$2	$34
Transfer, beginning of period, before effect of cumulative changes in the instrument-specific credit risk (1)	191	—	—
Attributed fees collected	16	2	2
Benefit payments	(1)	—	—
Effect of changes in interest rates	(68)	(23)	(9)
Effect of changes in capital markets	(34)	—	—
Actual policyholder behavior different from expected behavior	(5)	—	(26)
Effect of changes in future expected policyholder behavior and other assumptions	(2)	1	1
Effect of foreign currency translation and other, net	14	47	—
Effect of changes in risk margin	(2)	—	—
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	138	29	2
Cumulative effect of changes in the instrument-specific credit risk	(21)	(5)	(3)
Balance at December 31,	$117	$24	$(1)
__________________
(1)A product previously reported within Annuities has been moved to Other. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. The transfer amount related to the balance at January 1, 2025 was $165 million. See Note 1.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $51.4 billion and $54.1 billion at December 31, 2025 and 2024, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $22.1 billion and $25.1 billion at December 31, 2025 and 2024, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.5% and 2.6% at December 31, 2025 and 2024, respectively.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2025	December 31, 2024 (1)
	(In millions)
Stable value and risk solutions	$27,605	$32,761
Group annuities	18,099	11,001
Variable annuities	19,554	27,766
Other	8,253	7,674
Total	$73,511	$79,202
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
The separate account liabilities are primarily comprised of the following: Stable value and risk solutions contracts, participating and non-participating group annuity contracts and variable annuities.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Group Annuities	Variable Annuities
	(In millions)
Balance, January 1, 2023	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162
Premiums and deposits	1,655	145	235
Policy charges	(218)	(21)	(602)
Surrenders and withdrawals	(5,376)	(918)	(3,782)
Benefit payments	(87)	—	(491)
Investment performance	1,301	83	3,399
Net transfers from (to) general account	(28)	—	(146)
Other	(48)	53	(9)
Balance, December 31, 2024	$32,761	$11,001	$27,766
Transfer, January 1 (1)	—	6,926	(6,926)
Premiums and deposits	1,483	246	66
Policy charges	(204)	(107)	(467)
Surrenders and withdrawals	(6,574)	(1,579)	(2,588)
Benefit payments	(129)	(41)	(420)
Investment performance	2,197	1,783	2,406
Net transfers from (to) general account	18	(81)	(281)
Other (2)	(1,947)	(49)	(2)
Balance, December 31, 2025	$27,605	$18,099	$19,554

Cash surrender value at December 31, 2023 (3)	$30,841	N/A	$29,016
Cash surrender value at December 31, 2024 (3)	$28,089	N/A	$27,640
Cash surrender value at December 31, 2025 (1), (3)	$24,865	$6,960	$19,465
_______________
(1)    A product previously reported within Variable Annuities has been moved to Group Annuities. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)    Other for stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(3)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2025	2024
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$8,645	$9,865
Public utilities	1,010	1,075
Municipals	265	219
Corporate bonds	7,426	8,543
Total bonds	17,346	19,702
Mortgage-backed securities	7,640	8,842
Asset-backed securities and collateralized loan obligations (collectively, “ABS & CLO”)	1,976	1,904
Redeemable preferred stock	8	8
Total fixed maturity securities	26,970	30,456
Equity securities	2,775	2,726
Mutual funds (1):
Bond funds	3,050	3,203
Equity funds	20,637	20,345
Balanced funds	172	139
Other	15,068	15,725
Total mutual funds	38,927	39,412
Other invested assets	1,152	1,268
Total investments	69,824	73,862
Other assets	3,687	5,340
Total	$73,511	$79,202
__________________
(1)Mutual fund balances are presented by fund type. Prior year amounts, previously presented in the aggregate, have been reclassified to conform to the current year presentation.
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
DAC and VOBA
Information regarding total DAC and VOBA was as follows:

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
DAC (2):
Balance at January 1,	$3,124	$3,291	$3,741
Capitalizations	109	110	118
Amortization	(263)	(277)	(296)
Other (3)	(115)	—	(272)
Balance at December 31,	$2,855	$3,124	$3,291

Total DAC and VOBA:
Balance at December 31, 2023			$3,305
Balance at December 31, 2024			$3,136
Balance at December 31, 2025			$2,865
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)Includes DAC balances primarily related to whole life, variable annuities, disability income, term life, long-term care, and universal life products.
(3)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
VODA and VOCRA:
Balance at January 1,	$71	$84	$99
Amortization	(12)	(13)	(15)
Balance at December 31,	$59	$71	$84
Accumulated amortization	$398	$386	$373
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products included in other policy-related balances was as follows:

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
Balance at January 1,	$19	$21	$245
Deferrals	2	2	35
Amortization	(4)	(4)	(18)
Other (2)	(3)	—	(241)
Balance at December 31,	$14	$19	$21
__________________
(1)     See Note 2 for information on the Company’s reorganization to a single segment.
(2)     Other includes activity for total UREV ceded at the date of inception related to reinsurance agreements.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance for various insurance products by accepting risk from affiliates and unaffiliated companies.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
For its group insurance products, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures a 90% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The Company also reinsures a 90% quota share of its vision business to an affiliate. The majority of the Company’s other reinsurance activity for group insurance products relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate. The Company also assumes certain registered indexed annuities issued by a nonaffiliate and cedes risk on certain pension products to a nonaffiliate.
For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company ceded to nonaffiliates (i) an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities and (ii) certain variable annuities, both on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. For its group insurance products, the Company purchases catastrophe coverage to reinsure risks issued within territories that the Company believes are subject to the greatest catastrophic risks. For its other products, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2025 and 2024, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2025 and 2024, respectively.
At December 31, 2025, the Company had $15.8 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $14.5 billion, or 92%, were with the Company’s five largest unaffiliated ceded reinsurers, including $391 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2025, the top three third-party reinsurers accounted for 41%, 34% and 12%, respectively, of the net unaffiliated ceded reinsurance recoverables. At December 31, 2024, the Company had $9.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.2 billion, or 91%, were with the Company’s five largest unaffiliated ceded reinsurers, including $898 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2024, the largest reinsurer accounted for 77% of the net unaffiliated ceded reinsurance recoverables.
The Company reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. In October 2025, the Company recaptured this agreement. The Company accounted for this agreement under the deposit method of accounting. The Company, having the right of offset, offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums
Direct premiums	$34,892	$27,678	$25,027
Reinsurance assumed	1,440	1,029	847
Reinsurance ceded	(5,756)	(1,146)	(1,156)
Net premiums	$30,576	$27,561	$24,718
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,060	$2,052	$2,019
Reinsurance assumed	41	18	(17)
Reinsurance ceded	(567)	(570)	(338)
Net universal life and investment-type product policy fees	$1,534	$1,500	$1,664
Other revenues
Direct other revenues	$1,028	$1,012	$1,025
Reinsurance assumed	113	159	125
Reinsurance ceded	581	604	523
Net other revenues	$1,722	$1,775	$1,673
Policyholder benefits and claims
Direct policyholder benefits and claims	$36,842	$29,260	$26,768
Reinsurance assumed	1,383	1,016	708
Reinsurance ceded	(6,080)	(1,495)	(1,326)
Net policyholder benefits and claims	$32,145	$28,781	$26,150
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$93	$(109)	$(87)
Reinsurance assumed	4	(18)	(48)
Reinsurance ceded	(67)	(21)	(15)
Net policyholder liability remeasurement (gains) losses	$30	$(148)	$(150)
MRBs remeasurement (gains) losses
Direct MRBs remeasurement (gains) losses	$(390)	$(924)	$(701)
Reinsurance assumed	4	(8)	(2)
Reinsurance ceded	67	—	—
Net MRBs remeasurement (gains) losses	$(319)	$(932)	$(703)
Interest credited to PABs
Direct interest credited to PABs	$3,525	$3,564	$3,276
Reinsurance assumed	352	367	354
Reinsurance ceded	(108)	(112)	(28)
Net interest credited to PABs	$3,769	$3,819	$3,602
Other expenses
Direct other expenses	$5,318	$5,283	$5,365
Reinsurance assumed	81	72	280
Reinsurance ceded	57	324	140
Net other expenses	$5,456	$5,679	$5,785
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2025				2024
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (1)	$4,057	$1,006	$30,425	$35,488	$3,707	$856	$23,521	$28,084
MRBs	246	11	—	257	239	7	—	246
DAC and VOBA	3,275	133	(543)	2,865	3,450	140	(454)	3,136
Total assets	$7,578	$1,150	$29,882	$38,610	$7,396	$1,003	$23,067	$31,466
Liabilities
FPBs	$133,529	$2,903	$—	$136,432	$123,596	$3,023	$—	$126,619
PABs	95,295	8,796	—	104,091	93,135	9,005	—	102,140
MRBs	2,180	21	—	2,201	2,328	11	—	2,339
Other policy-related balances	8,423	560	(341)	8,642	8,345	307	(314)	8,338
Other liabilities	8,055	1,915	21,194	31,164	8,197	2,013	13,459	23,669
Total liabilities	$247,482	$14,195	$20,853	$282,530	$235,601	$14,359	$13,145	$263,105
__________________
(1)Includes ceded PABs, FPBs and MRBs.
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $14.0 billion and $13.5 billion at December 31, 2025 and 2024, respectively. Included in other liabilities in the table above are deposit liabilities on reinsurance of $1.2 billion and $1.3 billion at December 31, 2025 and 2024, respectively.
In December 2025, the Company entered into a reinsurance agreement with Talcott Resolution Life Insurance Company to cede certain variable annuity contracts and rider reserves on a funds withheld basis. The Company recorded premiums, reinsurance and other receivables of $2.0 billion and a funds withheld liability of $2.0 billion within other liabilities at December 31, 2025. The Company retained $8.3 billion of separate account assets on a funds withheld basis at December 31, 2025.
In November 2025, the Company entered into a reinsurance agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a funds withheld basis. The Company recorded cash and cash equivalents of $624 million, premiums, reinsurance and other receivables of $5.3 billion and a funds withheld liability of $5.7 billion within other liabilities at December 31, 2025. The Company also recorded premiums of ($4.5) billion, net derivative gains of $37 million, policyholder benefits and claims of ($4.6) billion and other expenses of $24 million for the year ended December 31, 2025.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums
Reinsurance assumed	$6	$5	$(19)
Reinsurance ceded	(429)	(401)	(372)
Net premiums	$(423)	$(396)	$(391)
Universal life and investment-type product policy fees
Reinsurance assumed	$38	$24	$4
Reinsurance ceded	—	(1)	(6)
Net universal life and investment-type product policy fees	$38	$23	$(2)
Other revenues
Reinsurance assumed	$107	$142	$91
Reinsurance ceded	459	470	471
Net other revenues	$566	$612	$562
Policyholder benefits and claims
Reinsurance assumed	$37	$40	$(121)
Reinsurance ceded	(349)	(334)	(310)
Net policyholder benefits and claims	$(312)	$(294)	$(431)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$3	$(7)	$(40)
Reinsurance ceded	6	3	(11)
Net policyholder liability remeasurement (gains) losses	$9	$(4)	$(51)
Interest credited to PABs
Reinsurance assumed	$344	$357	$344
Reinsurance ceded	(10)	(10)	(11)
Net interest credited to PABs	$334	$347	$333
Other expenses
Reinsurance assumed	$45	$46	$239
Reinsurance ceded	137	424	220
Net other expenses	$182	$470	$459
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2025		2024
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables (1)	$146	$11,017	$163	$11,048
DAC and VOBA	122	(149)	140	(156)
Total assets	$268	$10,868	$303	$10,892
Liabilities
FPBs	$1,941	$—	$2,028	$—
PABs	8,441	—	8,845	—
Other policy-related balances	69	(55)	66	(47)
Other liabilities	934	9,582	856	9,748
Total liabilities	$11,385	$9,527	$11,795	$9,701
__________________
(1)Includes affiliated ceded PABs and FPBs.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this reinsurance agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this agreement are included within other liabilities and were ($37) million and ($46) million at December 31, 2025 and 2024, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, $7 million and $11 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($244) million and ($415) million at December 31, 2025 and 2024, respectively. Net derivative gains (losses) associated with the embedded derivative were ($171) million, $150 million and ($158) million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $931 million and $885 million of unsecured affiliated reinsurance recoverable balances with one affiliate at December 31, 2025 and 2024, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premiums, reinsurance and other receivables in the table above are deposit assets on affiliated reinsurance of $9.2 billion and $9.3 billion at December 31, 2025 and 2024, respectively. Included in other liabilities in the table above are deposit liabilities on affiliated reinsurance of $634 million and $689 million at December 31, 2025 and 2024, respectively.
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2025	2024
	(In millions)
Closed Block Liabilities
FPBs	$33,846	$35,015
Other policy-related balances	281	315
Policyholder dividends payable	140	174
Policyholder dividend obligation	—	—
Current income tax payable	2	6
Other liabilities	1,137	854
Total closed block liabilities	35,406	36,364
Assets Designated to the Closed Block
Investments:
Fixed maturity securities AFS, at estimated fair value	19,032	18,958
Mortgage loans	5,372	5,720
Policy loans	3,647	3,829
Real estate and REJV	668	659
Other invested assets	356	523
Total investments	29,075	29,689
Cash and cash equivalents	1,286	930
Accrued investment income	355	367
Premiums, reinsurance and other receivables	59	45
Deferred income tax asset	340	470
Total assets designated to the closed block	31,115	31,501
Excess of closed block liabilities over assets designated to the closed block	4,291	4,863
AOCI:
Unrealized investment gains (losses), net of income tax	(684)	(1,256)
Unrealized gains (losses) on derivatives, net of income tax	49	183
Total amounts included in AOCI	(635)	(1,073)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,656	$3,790
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Revenues
Premiums	$830	$874	$922
Net investment income	1,332	1,362	1,362
Net investment gains (losses)	(64)	(28)	7
Net derivative gains (losses)	(3)	15	—
Total revenues	2,095	2,223	2,291
Expenses
Policyholder benefits and claims	1,532	1,621	1,706
Policyholder dividends	316	354	366
Other expenses	76	82	86
Total expenses	1,924	2,057	2,158
Revenues, net of expenses before provision for income tax expense (benefit)	171	166	133
Provision for income tax expense (benefit)	37	36	28
Revenues, net of expenses and provision for income tax expense (benefit)	$134	$130	$105
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, broadly syndicated bank loans, and other assets. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2025					2024
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$52,552	$(125)	$1,050	$2,875	$50,602	$50,394	$(45)	$609	$3,830	$47,128
RMBS	28,129	(1)	476	1,365	27,239	23,080	(1)	203	2,069	21,213
U.S. government and agency	29,811	—	188	3,298	26,701	25,163	—	87	3,407	21,843
Foreign corporate	27,934	(7)	742	2,198	26,471	27,536	(15)	248	3,484	24,285
ABS & CLO	14,610	(5)	137	191	14,551	13,432	(7)	86	306	13,205
Municipals	5,947	—	138	496	5,589	5,373	—	100	542	4,931
CMBS	5,286	(20)	57	210	5,113	5,605	(8)	38	356	5,279
Foreign government	3,115	(36)	151	164	3,066	3,161	(36)	97	274	2,948
Total fixed maturity securities AFS	$167,384	$(194)	$2,939	$10,797	$159,332	$153,744	$(112)	$1,468	$14,268	$140,832
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2025:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$7,101	$25,090	$28,811	$58,189	$47,999	$167,190
Estimated fair value	$7,098	$25,053	$28,756	$51,522	$46,903	$159,332
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2025				2024
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,208	$80	$20,765	$2,763	$8,413	$273	$21,608	$3,536
RMBS	1,728	17	9,165	1,348	4,483	93	10,674	1,976
U.S government and agency	6,209	57	10,238	3,241	4,619	164	9,432	3,243
Foreign corporate	1,211	69	11,682	2,126	5,143	253	13,141	3,221
ABS & CLO	3,570	22	2,534	169	1,388	15	4,296	289
Municipals	588	14	1,961	482	724	22	1,895	520
CMBS	421	9	2,081	199	607	10	2,942	347
Foreign government	167	4	1,078	159	691	23	1,181	246
Total fixed maturity securities AFS	$18,102	$272	$59,504	$10,487	$26,068	$853	$65,169	$13,378
Investment grade	$17,172	$232	$58,276	$10,396	$24,320	$767	$62,876	$13,122
Below investment grade	930	40	1,228	91	1,748	86	2,293	256
Total fixed maturity securities AFS	$18,102	$272	$59,504	$10,487	$26,068	$853	$65,169	$13,378
Total number of securities in an unrealized loss position	2,778		5,880		3,637		6,786
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security, the likelihood that the issuer can service the interest and principal payments, the quality and amount of any credit enhancements, the security’s position within the capital structure of the issuer, possible corporate restructurings or asset sales by the issuer, any private and public sector programs to restructure foreign government securities and municipals, and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $3.5 billion for the year ended December 31, 2025 to $10.8 billion primarily due to a decrease in interest rates.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2025 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2025, $91 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, transportation and industrial sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
At December 31, 2025, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2025.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of ACL for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
	(In millions)
Balance at January 1, 2024	$62	$2	$50	$1	$6	$11	$132
ACL not previously recorded	37	13	—	—	—	—	50
Changes for securities with previously recorded ACL	4	—	1	—	1	1	7
Securities sold or exchanged	(58)	—	(15)	—	—	(4)	(77)
Balance at December 31, 2024	$45	$15	$36	$1	$7	$8	$112
ACL not previously recorded	111	7	—	1	—	6	125
Changes for securities with previously recorded ACL	43	(2)	—	—	1	6	48
Securities sold or exchanged	(74)	(13)	—	(1)	(3)	—	(91)
Balance at December 31, 2025	$125	$7	$36	$1	$5	$20	$194
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2025		2024
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$29,546	52.9%	$34,692	57.8%
Agricultural	15,203	27.2	15,208	25.3
Residential	11,815	21.2	10,628	17.7
Total amortized cost	56,564	101.3	60,528	100.8
ACL	(701)	(1.3)	(503)	(0.8)
Total mortgage loans held-for-investment, net	55,863	100.0	60,025	100.0
Mortgage loans held-for-sale	7	—	—	—
Total mortgage loans	$55,870	100.0%	$60,025	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($716) million and ($791) million at December 31, 2025 and 2024, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2025 was $110 million, $159 million and $103 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $178 million, $158 million and $92 million, respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Purchases of mortgage loans, consisting primarily of residential mortgage loans from unaffiliated parties, were $2.4 billion, $1.5 billion and $1.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Sales of mortgage loans, consisting primarily of commercial mortgage loans to an equity method investee, were $35 million, $0 and $141 million for the years ended December 31, 2025, 2024 and 2023, respectively.
For the year ended December 31, 2025, the Company exchanged, as part of loan restructurings, commercial mortgage loans with an amortized cost of $52 million for equity interests in REJVs.
For the years ended December 31, 2025, 2024 and 2023, the Company contributed commercial mortgage loans with an amortized cost of $143 million, $181 million and $14 million, respectively, to REJVs which subsequently completed foreclosure on those mortgage loans.
For the year ended December 31, 2024, the Company acquired wholly-owned real estate by completing foreclosures on commercial mortgage loans with an amortized cost of $31 million.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2025, 2024 and 2023 was $1 million, $48 million and $22 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $270 million, $171 million and $536 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2025, 2024 and 2023 was $2.1 billion, $2.0 billion and $2.1 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $4.9 billion, $4.4 billion and $2.5 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. The Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $10.3 billion, $11.9 billion and $13.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, was as follows:

	Years Ended December 31,
	2025				2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$312	$63	$128	$503	$210	$152	$147	$509	$174	$105	$169	$448
Provision (release)	291	25	59	375	114	31	(19)	126	50	83	(22)	111
Charge-offs, net of recoveries	(167)	(7)	(3)	(177)	(12)	(120)	—	(132)	(14)	(36)	—	(50)
Balance at December 31,	$436	$81	$184	$701	$312	$63	$128	$503	$210	$152	$147	$509

The gross charge-offs of mortgage loans by origination year and portfolio segment for the year ended December 31, 2025 was as follows:

Portfolio Segment	2025	2024	2023	2022	2021	Prior	Total
	(In millions)
Commercial	$—	$—	$—	$—	$—	$167	$167
Agricultural	—	—	—	—	—	7	7
Residential	—	—	—	1	—	2	3
Total	$—	$—	$—	$1	$—	$176	$177
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. In its evaluation, the Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for such loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or maturity extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded. All loans modified to borrowers experiencing financial difficulties are evaluated individually for credit loss as collateral dependent loans.
These mortgage loan modifications are summarized as follows:

	Year Ended December 31, 2025
	Amortized Cost			Affected Loans (in Years)
Portfolio Segment	Maturity Extension	Payment Delay	Total	Weighted Average Life Increase	Average Years Payment Deferral	% of Book Value
	(Dollars in millions)
Commercial	$861	$—	$861	4 Years	—	3.0%
Agricultural	—	126	126	—	2 years	<1%
Total	$861	$126	$987
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	Year Ended December 31, 2024
	Amortized Cost			Affected Loans (in Years)
Portfolio Segment	Maturity Extension (1)	Payment Delay	Total	Weighted Average Life Increase	% of Book Value
	(Dollars in millions)
Commercial	$555	$—	$555	3 years	1.6%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $189 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
For the years ended December 31, 2025 and 2024, all commercial mortgage loans modified to borrowers experiencing financial difficulties and still outstanding were current. For the year ended December 31, 2024, commercial mortgage loans with an amortized cost of $171 million, which were previously extended, became delinquent and foreclosed within 12 months of modification.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,499	$2,019	$1,226	$982	$1,309	$7,977	$1,578	$16,590	56.2%
65% to 75%	246	320	458	1,431	815	1,530	—	4,800	16.2
76% to 80%	33	—	52	202	118	1,021	—	1,426	4.8
Greater than 80%	152	174	64	484	976	4,880	—	6,730	22.8
Total	$1,930	$2,513	$1,800	$3,099	$3,218	$15,408	$1,578	$29,546	100.0%
DSCR:
> 1.20x	$1,517	$2,228	$1,200	$2,521	$2,791	$12,550	$1,578	$24,385	82.5%
1.00x - 1.20x	276	—	406	114	298	1,774	—	2,868	9.7
<1.00x	137	285	194	464	129	1,084	—	2,293	7.8
Total	$1,930	$2,513	$1,800	$3,099	$3,218	$15,408	$1,578	$29,546	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$944	$517	$770	$1,586	$1,294	$7,454	$1,308	$13,873	91.2%
65% to 75%	42	32	73	186	168	546	73	1,120	7.4
76% to 80%	—	—	—	22	29	3	4	58	0.4
Greater than 80%	—	—	—	89	—	49	14	152	1.0
Total	$986	$549	$843	$1,883	$1,491	$8,052	$1,399	$15,203	100.0%
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$1,376	$1,381	$258	$1,585	$1,088	$5,762	$—	$11,450	96.9%
Nonperforming (1)	6	42	18	67	16	216	—	365	3.1
Total	$1,382	$1,423	$276	$1,652	$1,104	$5,978	$—	$11,815	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $143 million and $111 million at December 31, 2025 and 2024, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% of all mortgage loans classified as performing at both December 31, 2025 and 2024. The Company defines delinquency in a manner consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(In millions)
Commercial	$339	$378	$—	$—	$945	$578
Agricultural	172	243	43	171	165	82
Residential	365	337	—	—	365	337
Total	$876	$958	$43	$171	$1,475	$997
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2025	2024	2025	2024	2023
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,331	$1,640	$167	$157	$171
Other real estate	553	538	350	280	287
REJV	6,914	6,724	52	(100)	(75)
Total real estate and REJV	$8,798	$8,902	$569	$337	$383
Depreciation expense on real estate investments was $89 million, $95 million and $81 million for the years ended December 31, 2025, 2024 and 2023, respectively. Real estate investments were net of accumulated depreciation of $783 million and $734 million at December 31, 2025 and 2024, respectively.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2025	2024	2025	2024	2023
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$806	$907	$109	$102	$114
Apartment	231	316	23	23	23
Retail	159	278	24	21	23
Industrial	111	114	10	11	11
Land	24	25	1	—	—
Total leased real estate investments	$1,331	$1,640	$167	$157	$171
Future contractual receipts under operating leases at December 31, 2025 were $119 million in 2026, $122 million in 2027, $116 million in 2028, $98 million in 2029, $80 million in 2030, $226 million thereafter and, in total, were $761 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit, Held in Trust and Pledged as Collateral”), an operating joint venture (see Note 1) and COLI (see Note 1).
Tax Equity Investments
The Company invests in certain tax equity investments, including low income housing tax credit partnerships and renewable energy partnerships. The carrying value of tax equity investments, reported in other invested assets on the consolidated balance sheets, was $676 million and $714 million at December 31, 2025 and 2024, respectively. For the years ended December 31, 2025 and 2024, income tax credits and other income tax benefits of $130 million and $149 million, respectively, and amortized expense of $117 million and $134 million, respectively, were recognized net as a component of income tax expense in the Company’s consolidated statement of operations.
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by asset type.

	December 31,
	2025			2024
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Asset Type
	(In millions)
FVO securities (2)	$218	$648	$866	$296	$576	$872

Equity securities
Common stock (3)	$170	$25	$195	$139	$9	$148
Non-redeemable preferred stock	37	7	44	22	2	24
Total equity securities	$207	$32	$239	$161	$11	$172
__________________
(1)    Represents cumulative changes in estimated fair value, recognized in earnings.
(2)    Includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.
(3)    Includes common stock and certain mutual funds.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.0 billion and $4.9 billion, at estimated fair value, at December 31, 2025 and 2024, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at estimated fair value, at both December 31, 2025 and 2024.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
Transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2025			2024
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$6,840	$7,043	$6,979	$6,038	$6,202	$6,098
Repurchase agreements	$3,002	$2,975	$2,948	$3,019	$2,975	$2,925
__________________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2025 and within fixed maturity securities AFS at December 31, 2024. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge these securities.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2025					2024
	Remaining Maturities					Remaining Maturities
Cash collateral liability by security type:	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Securities lending:
U.S. government and agency	$971	$2,445	$3,627	$—	$7,043	$1,767	$3,023	$1,412	$—	$6,202
Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$2,975	$—	$—	$2,975
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreement reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit, Held in Trust and Pledged as Collateral
Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2025	2024
	(In millions)
Invested assets on deposit (regulatory deposits)	$106	$102
Invested assets held in trust (external reinsurance agreements)	285	—
Invested assets pledged as collateral (1)	21,380	21,252
Total invested assets on deposit and pledged as collateral	$21,771	$21,354
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $628 million at redemption value, at both December 31, 2025 and 2024.
At December 31, 2025, the Company maintained invested assets and cash and cash equivalents that are subject to ceded reinsurance arrangements with third parties of $8.2 billion, which included cash and cash equivalents of $1.0 billion.
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $14.3 billion at December 31, 2025, comprised primarily of OLPI, REJV and real estate funds, tax equity and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $2.6 billion of unfunded commitments at December 31, 2025.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2025 and 2024.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $1.0 trillion and $936.6 billion at December 31, 2025 and 2024, respectively. Aggregate total liabilities of these entities totaled $111.4 billion and $114.8 billion at December 31, 2025 and 2024, respectively. Aggregate net income (loss) of these entities totaled $77.1 billion, $47.2 billion and $24.7 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. Legal entities are determined to be VIEs if (1) the equity investors lack (i) the ability to control the entity, (ii) the obligation to absorb losses or (iii) the right to receive returns of the entity, or (2) the entity lacks sufficient equity to finance its activities without subordinated financial support.
For VIEs, the Company determines whether it is the primary beneficiary, which involves an evaluation of the purpose and design of the entity and, whether based on the design of the entity, the Company has both (1) the power to direct the activities of the entity which most significantly affect the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits that are potentially significant to the VIE. Significant judgment is required in the primary beneficiary determination, which includes an evaluation of the substance of contractual arrangements and voting agreements, the rights of other investors in an entity and potential financial results of the entity.
The Company continuously assesses if facts or circumstances indicate that a potential change in the primary beneficiary has occurred. This could include new contractual arrangements of an entity or changes in the investors of an entity. As a result of changes in circumstances, the Company may consolidate or deconsolidate a VIE.
Consolidated VIEs
The Company is the primary beneficiary of certain investment funds and partnership entities in which the Company has invested. The assets of these VIEs may only be used to satisfy the liabilities of such VIEs. The Company is not required to provide, and has not provided, material financial support, other than its investment in these VIEs.
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The table below reflects the carrying amount and balance sheet classification in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the respective VIEs.

	December 31,
	2025	2024
Description	Consolidated VIEs
	(In millions)
Mortgage loans	$180	$198
Real estate and REJVs	2,435	2,000
Renewable energy partnership (primarily other invested assets)	45	49
Other invested assets	—	63
Cash and cash equivalents	8	20
Other	6	6
Total assets of consolidated VIEs	$2,674	$2,336
Other liabilities	$9	$4
Total liabilities of consolidated VIEs	$9	$4
Unconsolidated VIEs
The Company has determined that it is not the primary beneficiary of certain VIEs because the Company does not have both (1) the power to direct the activities of the entity which most significantly affect the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits that are potentially significant to the VIE.
The Company invests in structured products issued by securitization entities that are VIEs which typically do not have substantial equity. Its investments in these structured products are fixed maturity securities investments and include mortgage-backed securities, and ABS & CLOs. The Company’s exposure to losses of these entities is limited to the amount of its investment. See “— Fixed Maturity Securities AFS” for details regarding amounts and classification of these assets.
The Company also invests in or provides loans to other legal entities that are VIEs. These primarily include hedge funds, private equity funds and similar entities that are classified within OLPIs, REJVs, other invested assets, fixed maturity securities and mortgage loans. The Company’s maximum exposure to loss for these VIEs is limited to the carrying value of the equity investment plus any unfunded capital commitments. The carrying value of these investments was $12.0 billion and $10.1 billion at December 31, 2025 and 2024, respectively, and the Company’s unfunded commitments were $2.3 billion and $2.2 billion at December 31, 2025 and 2024, respectively.
The Company did not provide financial or other support that it was not contractually obligated to provide to entities designated as VIEs for the years ended December 31, 2025 or 2024.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2025	2024	2023
	(In millions)
Fixed maturity securities AFS	$7,670	$7,477	$7,492
Mortgage loans	2,995	3,264	3,302
Policy loans	289	290	294
Real estate and REJV	569	337	383
OLPI	546	441	191
Cash, cash equivalents and short-term investments	326	380	382
FVO securities	141	159	147
Operating joint venture	111	145	18
Equity securities	7	19	7
Other	305	432	297
Subtotal investment income	12,959	12,944	12,513
Less: Investment expenses	1,348	1,309	1,307
Net investment income	$11,611	$11,635	$11,206

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net realized gains (losses) from sales and disposals	$—	$(15)	$—
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	78	233	216
Net realized and unrealized gains (losses) recognized in net investment income	$78	$218	$216

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in net investment income:	$138	$171	$140

Equity method investments net investment income (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$786	$548	$51
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2025	2024	2023
	(In millions)
Fixed maturity securities AFS (1)	$(471)	$(514)	$(1,284)
Equity securities	(5)	(15)	5
Mortgage loans (1)	(419)	(180)	(174)
Real estate and REJV (excluding changes in estimated fair value)	(10)	229	102
OLPI (excluding changes in estimated fair value) (2)	25	(43)	9
Other gains (losses)	(32)	26	18
Subtotal	(912)	(497)	(1,324)
Change in estimated fair value of OLPI and REJV	(1)	3	(6)
Non-investment portfolio gains (losses)	(79)	44	(45)
Subtotal	(80)	47	(51)
Net investment gains (losses)	$(992)	$(450)	$(1,375)

Transaction Type
Realized gains (losses) on investments sold or disposed (1), (2)	$(301)	$(288)	$(193)
Impairment (losses) (1)	(160)	(65)	(994)
Recognized gains (losses):
Change in ACL recognized in earnings	(473)	(105)	(144)
Unrealized net gains (losses) recognized in earnings	21	(36)	1
Total recognized gains (losses)	(452)	(141)	(143)
Non-investment portfolio gains (losses)	(79)	44	(45)
Net investment gains (losses)	$(992)	$(450)	$(1,375)

Net Investment Gains (Losses) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in net investment gains (losses)	$(3)	$(35)	$7

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$(20)	$3	$(10)
Gains (losses) on leveraged leases and renewable energy partnerships	$9	$15	$26

Foreign currency gains (losses)	$(70)	$33	$(61)

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments
Recognized in net investment gains (losses)	$(301)	$(288)	$(193)
Recognized in net investment income	—	(15)	—
Net realized investment gains (losses) from sales and disposals of investments	$(301)	$(303)	$(193)
___________________
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments (calculated at lower of amortized cost or estimated fair value), and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
(2)Includes a net loss of $1 million and $38 million for the year ended December 31, 2025 and 2024, respectively, for private equity investments sold. For the year ended December 31, 2025 and 2024, the Company sold $36 million and $638 million, respectively, in portfolios of investments to a fund for proceeds of $35 million and $600 million, respectively, in cash and receivables secured by the value of the fund. An affiliate has entered into an agreement to serve as the asset manager of the fund for which it receives a management fee.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2025	2024	2023
	(In millions)
Proceeds	$14,551	$14,303	$19,803
Gross investment gains	$142	$180	$354
Gross investment (losses)	(526)	(650)	(655)
Realized gains (losses) on sales and disposals	(384)	(470)	(301)
Net credit loss (provision) release (change in ACL recognized in earnings)	(82)	20	(18)
Impairment (losses)	(5)	(64)	(965)
Net credit loss (provision) release and impairment (losses)	(87)	(44)	(983)
Net investment gains (losses)	$(471)	$(514)	$(1,284)

Equity Securities
Realized gains (losses) on sales and disposals	$(26)	$24	$(2)
Unrealized net gains (losses) recognized in earnings	21	(39)	7
Net investment gains (losses)	$(5)	$(15)	$5
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and REJV to and from affiliates. Invested assets transferred to and from affiliates were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$280	$386	$718
Amortized cost of invested assets transferred to affiliates	$189	$403	$756
Net investment gains (losses) recognized on transfers	$91	$(16)	$(38)
Estimated fair value of invested assets transferred from affiliates	$283	$102	$1,178
Estimated fair value of derivative liabilities transferred from affiliates	$—	$—	$—
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Recurring related party investments were as follows at:

		December 31,
		2025	2024
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,016	$1,014
Affiliated investments (2)	Metropolitan General Insurance Company	152	152
Affiliated funds withheld (3)	MTL	2,476	2,604
Other invested assets		$3,644	$3,770
________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion of 2.16% affiliated senior unsecured notes due July 2030.
(2)In December 2024, MLIC exchanged its investment in the affiliated preferred stock of Metropolitan General Insurance Company for an investment in the affiliate’s unsecured note which matures December 2034 and bears interest, payable semi-annually, at a rate per annum of 6.47%. At December 31, 2023, the affiliated preferred stock had a dividend yield of 7.50% that was cumulative and payable annually in arrears, and the shares were redeemable, at the affiliate's option, after December 15, 2028. These affiliated investments earned investment income of $10 million, $12 million and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.
(3)Represents affiliated fund withheld, reported in other invested assets, related to an agreement the Company, through its wholly-owned subsidiary, entered into to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL.
The Company paid asset management fees to an affiliate of $427 million, $306 million and $301 million for the years ended December 31, 2025, 2024 and 2023, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJVs, affiliated mortgage loans and affiliated investment funds.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and (iv) minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2025			2024
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,446	$923	$667	$4,801	$1,018	$630
Foreign currency swaps	Foreign currency exchange rate	959	33	8	1,450	32	67
Subtotal		5,405	956	675	6,251	1,050	697
Cash flow hedges:
Interest rate swaps	Interest rate	3,337	—	249	3,788	—	329
Foreign currency swaps	Foreign currency exchange rate	34,771	2,276	896	32,634	2,305	1,018
Subtotal		38,108	2,276	1,145	36,422	2,305	1,347
Total qualifying hedges		43,513	3,232	1,820	42,673	3,355	2,044
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	13,092	1,403	614	15,405	1,400	742
Interest rate floors	Interest rate	5,390	30	—	5,519	34	—
Interest rate caps	Interest rate	12,950	46	—	15,700	128	—
Interest rate futures	Interest rate	90	—	—	93	—	—
Interest rate options	Interest rate	20,368	99	85	30,209	201	122
Synthetic GICs	Interest rate	3,156	—	—	6,042	—	—
Foreign currency swaps	Foreign currency exchange rate	3,770	240	106	4,170	496	2
Foreign currency forwards	Foreign currency exchange rate	2,859	5	18	1,288	22	8
Credit default swaps — purchased	Credit	685	2	5	729	13	1
Credit default swaps — written	Credit	6,619	101	1	9,519	152	5
Equity futures	Equity market	393	3	—	720	3	—
Equity index options	Equity market	15,032	220	232	11,336	166	198
Equity variance swaps	Equity market	5	—	—	—	—	—
Equity total return swaps	Equity market	2,413	7	34	1,799	42	9
Total non-designated or nonqualifying derivatives		86,822	2,156	1,095	102,529	2,657	1,087
Total		$130,335	$5,388	$2,915	$145,202	$6,012	$3,131
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at either December 31, 2025 or 2024. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules, (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship, (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income, and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2025
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(1)	$—	N/A	$41	$39	N/A
Hedged items	1	—	N/A	(60)	(38)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(26)	—	N/A	—	125	N/A
Hedged items	24	—	N/A	—	(126)	N/A
Subtotal	(2)	—	N/A	(19)	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(39)
Amount of gains (losses) reclassified from AOCI into income	31	(20)	—	—	—	(11)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	145
Amount of gains (losses) reclassified from AOCI into income	4	1,451	—	—	—	(1,455)
Foreign currency transaction gains (losses) on hedged items	—	(1,457)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	35	(25)	—	—	—	(1,361)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(175)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(423)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(18)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	17	N/A	N/A	N/A
Equity derivatives (1)	(40)	N/A	(581)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	160	N/A	N/A	N/A
Subtotal	(40)	N/A	(1,020)	N/A	N/A	N/A
Earned income on derivatives	155	—	212	8	(146)	—
Synthetic GICs	N/A	N/A	7	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(340)	N/A	N/A	N/A
Total	$148	$(25)	$(1,141)	$(11)	$(146)	$(1,361)
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(176)	$(47)	N/A
Hedged items	—	—	N/A	150	42	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	2	—	N/A	—	(90)	N/A
Hedged items	(1)	—	N/A	—	90	N/A
Subtotal	1	—	N/A	(26)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(293)
Amount of gains (losses) reclassified from AOCI into income	33	3	—	—	—	(36)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	95
Amount of gains (losses) reclassified from AOCI into income	4	(560)	—	—	—	556
Foreign currency transaction gains (losses) on hedged items	—	569	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	37	13	—	—	—	321
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(510)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	171	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	9	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	29	N/A	N/A	N/A
Equity derivatives (1)	(56)	N/A	(520)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(113)	N/A	N/A	N/A
Subtotal	(56)	N/A	(934)	N/A	N/A	N/A
Earned income on derivatives	189	—	411	(11)	(175)	—
Synthetic GICs	N/A	N/A	10	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	407	N/A	N/A	N/A
Total	$171	$13	$(106)	$(37)	$(180)	$321
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
__________________
(1)Excludes earned income on derivatives.
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	(In millions)
Fixed maturity securities AFS	$120	$115	$—	$—
Mortgage loans	$—	$98	$—	$(1)
FPBs	$(2,509)	$(2,583)	$319	$359
PABs	$(2,498)	$(2,122)	$(35)	$187
__________________
(1)Includes ($73) million and ($91) million of hedging adjustments on discontinued hedging relationships at December 31, 2025 and 2024, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities, (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities, (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments, and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $26 million, $12 million and $23 million for the years ended December 31, 2025, 2024 and 2023, respectively.
At December 31, 2025 and 2024, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed three years and four years, respectively.
At December 31, 2025 and 2024, the balance in AOCI associated with cash flow hedges was ($147) million and $1.2 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2025, the Company expected to reclassify $240 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2025			2024
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Credit default swaps referencing indices	$45	$3,777	1.4	$72	$4,126	2.2
Subtotal	45	3,777	1.4	72	4,126	2.2
Baa
Single name credit default swaps (3)	—	15	2.5	—	55	1.3
Credit default swaps referencing indices	49	2,714	4.9	68	5,209	4.1
Subtotal	49	2,729	4.9	68	5,264	4.1
Ba
Credit default swaps referencing indices	1	24	1.0	2	25	2.0
Subtotal	1	24	1.0	2	25	2.0
B
Credit default swaps referencing indices	6	74	3.0	6	89	3.5
Subtotal	6	74	3.0	6	89	3.5
Caa
Credit default swaps referencing indices	(1)	15	1.0	(1)	15	2.0
Subtotal	(1)	15	1.0	(1)	15	2.0
Total	$100	$6,619	2.8	$147	$9,519	3.3
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2025		2024
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$5,406	$2,897	$6,033	$3,132
OTC-cleared (1)	66	11	85	5
Exchange-traded	3	—	3	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	5,475	2,908	6,121	3,137
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,006)	(2,006)	(2,531)	(2,531)
OTC-cleared	(5)	(5)	(4)	(4)
Cash collateral: (3), (4)
OTC-bilateral	(1,620)	—	(2,000)	—
OTC-cleared	(56)	—	(78)	—
Securities collateral: (5)
OTC-bilateral	(1,772)	(890)	(1,487)	(601)
OTC-cleared	—	(5)	—	(1)
Exchange-traded	—	—	—	—
Net amount after application of master netting agreements and collateral	$16	$2	$21	$—
__________________
(1)At December 31, 2025 and 2024, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $87 million and $109 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($7) million and $6 million, respectively.
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2025 and 2024, the Company received excess cash collateral of $4 million and $16 million, respectively, and provided excess cash collateral of $3 million and $4 million, respectively, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2025, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2025 and 2024, the Company received excess securities collateral with an estimated fair value of $336 million and $355 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2025 and 2024, the Company provided excess securities collateral with an estimated fair value of $798 million and $824 million, respectively, for its OTC-bilateral derivatives, $465 million and $423 million, respectively, for its OTC-cleared derivatives, and $93 million and $36 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require the counterparty (or its guarantor, if applicable) to maintain specified minimum credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if the credit rating of the counterparty (or its guarantor, if applicable) were to fall below the applicable minimum rating, that counterparty would be in violation of these provisions, and the Company could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives. A significant portion of the Company’s netting agreements for derivatives grant similar rights to the counterparty to terminate the transactions and demand immediate settlement and payment if the Company’s financial strength rating were to fall below specified minimum levels above investment grade.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31, 2025			December 31, 2024
	Derivatives Subject to Financial Strength- Contingent Provisions	Derivatives Not Subject to Financial Strength- Contingent Provisions	Total	Derivatives subject to Financial Strength- contingent provisions	Derivatives Not Subject to Financial Strength- Contingent Provisions	Total
	(In millions)
Estimated fair value of derivatives in a net liability position	$881	$10	$891	$580	21	$601
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$1,279	10	$1,289	$962	23	$985
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2025	2024
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$22	$181
Funds withheld on affiliated assumed reinsurance	Other invested assets	31	(13)
Total		$53	$168
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$53	$—
Funds withheld on affiliated ceded reinsurance	Other liabilities	(281)	(461)
Fixed annuities with equity indexed returns	PABs	67	172
Funds withheld on unaffiliated ceded reinsurance	Other liabilities	(5)	—
Total		$(166)	$(289)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2025
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,351	$7,251	$50,602
RMBS	—	26,031	1,208	27,239
U.S. government and agency	14,337	12,364	—	26,701
Foreign corporate	—	17,148	9,323	26,471
ABS & CLO	—	13,822	729	14,551
Municipals	—	5,588	1	5,589
CMBS	—	4,998	115	5,113
Foreign government	—	3,051	15	3,066
Total fixed maturity securities AFS	14,337	126,353	18,642	159,332
Short-term investments	1,763	424	34	2,221
Other investments	13	12	1,459	1,484
Derivative assets: (1)
Interest rate	—	2,501	—	2,501
Foreign currency exchange rate	—	2,554	—	2,554
Credit	—	103	—	103
Equity market	3	227	—	230
Total derivative assets	3	5,385	—	5,388
Embedded derivatives within asset host contracts (2)	—	—	53	53
MRBs	—	—	257	257
Reinsured MRBs (3)	—	—	285	285
Separate account assets (4)	11,694	60,951	866	73,511
Total assets (5)	$27,810	$193,125	$21,596	$242,531
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,615	$—	$1,615
Foreign currency exchange rate	—	1,028	—	1,028
Credit	—	6	—	6
Equity market	—	265	1	266
Total derivative liabilities	—	2,914	1	2,915
Embedded derivatives within liability host contracts (2)	—	—	(166)	(166)
MRBs	—	—	2,201	2,201
Total liabilities	$—	$2,914	$2,036	$4,950

MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$40,202	$6,926	$47,128
RMBS	—	20,000	1,213	21,213
U.S. government and agency	10,254	11,589	—	21,843
Foreign corporate	—	16,120	8,165	24,285
ABS & CLO	—	9,329	3,876	13,205
Municipals	—	4,924	7	4,931
CMBS	—	4,778	501	5,279
Foreign government	—	2,936	12	2,948
Total fixed maturity securities AFS	10,254	109,878	20,700	140,832
Short-term investments	2,350	40	1	2,391
Other investments	46	67	1,371	1,484
Derivative assets: (1)
Interest rate	—	2,781	—	2,781
Foreign currency exchange rate	—	2,855	—	2,855
Credit	—	165	—	165
Equity market	3	205	3	211
Total derivative assets	3	6,006	3	6,012
Embedded derivatives within asset host contracts (2)	—	—	168	168
MRBs	—	—	246	246
Reinsured MRBs (3)	—	—	—	—
Separate account assets (4)	13,688	64,655	859	79,202
Total assets (5)	$26,341	$180,646	$23,348	$230,335
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,823	$—	$1,823
Foreign currency exchange rate	—	1,095	—	1,095
Credit	—	6	—	6
Equity market	—	207	—	207
Total derivative liabilities	—	3,131	—	3,131
Embedded derivatives within liability host contracts (2)	—	—	(289)	(289)
MRBs	—	—	2,339	2,339
Total liabilities	$—	$3,131	$2,050	$5,181
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
(3)Reinsured MRBs are presented within premiums, reinsurance and other receivables on the consolidated balance sheets.
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.
(5)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. The estimated fair value of such investments was $38 million and $46 million at December 31, 2025 and 2024, respectively.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings, issuance structures and those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		• N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Input:
• NAV
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by the counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	N/A	•	N/A	•	N/A	•	dividend yield curves (2)
							•	equity volatility (1), (2)
							•	correlation between model inputs (1)

__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk related to certain affiliated and unaffiliated reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of embedded derivatives within funds withheld related to certain assumed affiliated reinsurance and certain ceded affiliated and unaffiliated reinsurance, as well as experience refund provisions related to certain assumed affiliated reinsurance, is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the related reinsurance liabilities. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
MRBs
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2025				December 31, 2024				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	32	-	127	96	49	-	126	94	Increase
	•	Market pricing	•	Quoted prices (4)	—	-	100	89	13	-	100	94	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	33	-	114	96	—	-	128	95	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	23	-	142	100	44	-	113	98	Increase (5)
MRBs and Reinsured MRBs
Direct, assumed and ceded guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.13%	0.05%	(6)
				Ages 41 - 60	0.05%	-	0.68%	0.22%	0.05%	-	0.68%	0.22%	(6)
				Ages 61 - 115	0.35%	-	100%	1.23%	0.35%	-	100%	1.14%	(6)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	13.37%	0.80%	-	20.10%	12.86%	Decrease (7)
				Durations 11 - 20	3.30%	-	10.55%	8.17%	3.10%	-	10.10%	6.05%	Decrease (7)
				Durations 21 - 116	1.20%	-	10.55%	7.48%	1%	-	10.10%	8.20%	Decrease (7)
			•	Utilization rates	0.20%	-	16.25%	0.54%	0.20%	-	16.25%	0.79%	Increase (8)
			•	Withdrawal rates	0%	-	7.75%	4.92%	0%	-	7.75%	4.77%	(9)
			•	Long-term equity volatilities	16.87%	-	22.49%	18.96%	16.63%	-	22.27%	18.77%	Increase (10)
			•	Nonperformance risk spread	0.33%	-	0.65%	0.58%	0.33%	-	0.66%	0.64%	Decrease (11)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on Company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(7)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(8)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(9)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(10)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(11)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain assumed affiliated reinsurance and certain ceded affiliated and unaffiliated reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), excluding MRBs (see Note 5):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2024	$17,115	$3,196	$14	$15
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(129)	25	(1)	—
Total realized/unrealized gains (losses) included in AOCI	(526)	174	(2)	—
Purchases (3)	3,253	1,751	2	1
Sales (3)	(1,717)	(1,679)	(1)	(15)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	150	2,257	—	—
Transfers out of Level 3 (4)	(3,055)	(134)	—	—
Balance, December 31, 2024	15,091	5,590	12	1
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(112)	10	—	(14)
Total realized/unrealized gains (losses) included in AOCI	873	45	4	4
Purchases (3)	2,676	1,106	1	44
Sales (3)	(1,964)	(1,222)	(1)	(1)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	189	44	—	—
Transfers out of Level 3 (4)	(179)	(3,521)	(1)	—
Balance, December 31, 2025	$16,574	$2,052	$15	$34
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$2	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$(93)	$30	$(1)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025: (5)	$(76)	$9	$—	$(14)
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$(3)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(539)	$140	$(2)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2025: (5)	$813	$37	$4	$4
Gains (Losses) Data for the year ended December 31, 2023
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(46)	$(2)	$2	$—
Total realized/unrealized gains (losses) included in AOCI	$881	$44	$(3)	$1
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2024	$1,317	$(160)	$52	$968
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	160	(10)	407	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(31)	—	—
Purchases (3)	38	—	—	132
Sales (3)	(197)	—	—	(201)
Issuances (3)	—	—	—	—
Settlements (3)	—	211	(2)	—
Transfers into Level 3 (4)	53	—	—	—
Transfers out of Level 3 (4)	—	(7)	—	(13)
Balance, December 31, 2024	1,371	3	457	859
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	147	(4)	(344)	(9)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—
Purchases (3)	101	—	—	73
Sales (3)	(181)	—	—	(56)
Issuances (3)	—	—	(51)	—
Settlements (3)	—	—	157	—
Transfers into Level 3 (4)	21	—	—	4
Transfers out of Level 3 (4)	—	—	—	(5)
Balance, December 31, 2025	$1,459	$(1)	$219	$866
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$141	$(3)	$407	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025: (5)	$122	$(4)	$(343)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$(5)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2025: (5)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2023
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$147	$(24)	$(366)	$(27)
Total realized/unrealized gains (losses) included in AOCI	$—	$(5)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2025	2024
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$730	$499

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Net investment gains (losses):
Mortgage loans (1)	$(347)	$(117)	$(162)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income and payables for collateral under securities loaned and other transactions, which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2025
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$55,870	$—	$—	$54,507	$54,507
Policy loans	$5,596	$—	$—	$5,879	$5,879
Other invested assets	$1,808	$—	$1,792	$—	$1,792
Premiums, reinsurance and other receivables	$13,925	$—	$354	$13,304	$13,658
Liabilities
PABs	$88,074	$—	$—	$87,444	$87,444
Long-term debt	$1,043	$—	$1,146	$—	$1,146
Other liabilities	$12,004	$—	$335	$11,083	$11,418
Separate account liabilities	$21,835	$—	$21,835	$—	$21,835

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$60,025	$—	$—	$56,824	$56,824
Policy loans	$5,601	$—	$—	$5,863	$5,863
Other invested assets	$2,117	$—	$1,734	$409	$2,143
Premiums, reinsurance and other receivables	$13,390	$—	$345	$13,212	$13,557
Liabilities
PABs	$86,061	$—	$—	$83,986	$83,986
Long-term debt	$1,552	$—	$1,632	$—	$1,632
Other liabilities	$11,160	$—	$259	$10,862	$11,121
Separate account liabilities	$25,873	$—	$25,873	$—	$25,873

MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to five years.
ROU Assets and Lease Liabilities
ROU assets and lease liabilities for operating leases were:

	December 31, 2025	December 31, 2024
	(In millions)
ROU assets	$268	$340
Lease liabilities	$320	$408
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Operating lease cost	$87	$88	$104
Sublease income	$(79)	$(79)	$(87)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2025	December 31, 2024
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$103	$102
ROU assets obtained in exchange for new lease liabilities	$3	$—
Weighted-average remaining lease term	4 years	5 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2025
(In millions)
2026	$104
2027	94
2028	72
2029	38
2030	21
Thereafter	29
Total undiscounted cash flows	358
Less: interest	38
Present value of lease liability	$320
See Note 10 for information about the Company’s investments in leased real estate.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term Debt
Long-term debt outstanding was as follows:

							December 31,
							2025			2024
	Interest Rates (1)			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(6)	$694	$700	$(6)	$694
Surplus notes	7.80%	-	7.80%	2025			—	—	—	250	—	250
Other notes	4.96%	-	6.37%	2027	-	2028	350	(1)	349	610	(2)	608
Financing lease obligations							2	—	2	1	—	1
Total long-term debt							$1,052	$(7)	$1,045	$1,561	$(8)	$1,553
__________________
(1)Range of interest rates are for the year ended December 31, 2025.
The aggregate maturities of long-term debt at December 31, 2025 for the next five years and thereafter are $0 in 2026, $51 million in 2027, $299 million in 2028, $0 in 2029, $0 in 2030 and $695 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, Missouri Reinsurance, Inc. (“MoRe”), a wholly-owned subsidiary of the Company, borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In September 2025, MoRe fully redeemed these promissory notes in cash.
Interest Expense
Interest expense included in other expenses was $104 million, $122 million and $132 million for the years ended December 31, 2025, 2024 and 2023, respectively. These amounts include $61 million, $68 million and $65 million of interest expense related to affiliated debt for the years ended December 31, 2025, 2024 and 2023, respectively.
Credit Facility
At December 31, 2025, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million for each of the years ended December 31, 2025, 2024 and 2023, and were included in other expenses.
Information on the Credit Facility at December 31, 2025 was as follows:
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term Debt (continued)

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding	May 2028 (2)	$3,000	$12	$292	$—	$2,696
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2025 and is not responsible for any reimbursement obligations under such letters of credit.
(2)All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2025.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the NYDFS, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for Metropolitan Life Insurance Company were in excess of 340% and in excess of 360% at December 31, 2025 and 2024, respectively.
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s ancillary foreign insurance operations was $395 million and the aggregate actual regulatory capital and surplus of such operations was $1.3 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s ancillary foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.2 billion and $1.5 billion at December 31, 2025 and 2024, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.2 billion, $2.5 billion and $3.4 billion at December 31, 2025, 2024 and 2023, respectively. Statutory capital and surplus, including the aforementioned prescribed practices, was $8.6 billion and $9.8 billion at December 31, 2025 and 2024, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $2.3 billion and $3.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2025 and 2024, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $2.1 billion to MetLife, Inc. without prior regulatory approval by the end of 2026.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
AOCI
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	MRBs Instrument- Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2022	$(11,161)	$1,557	$1,529	$80	$(187)	$(138)	$(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	(6,495)	705	(807)	33	(143)	(165)	(6,872)
OCI before reclassifications	(3,545)	(198)	3,554	(80)	43	28	(198)
Deferred income tax benefit (expense)	909	42	(775)	17	(11)	(6)	176
AOCI before reclassifications, net of income tax	(9,131)	549	1,972	(30)	(111)	(143)	(6,894)
Amounts reclassified from AOCI	608	519	—	—	—	12	1,139
Deferred income tax benefit (expense)	(128)	(109)	—	—	—	(2)	(239)
Amounts reclassified from AOCI, net of income tax	480	410	—	—	—	10	900
Balance at December 31, 2024	(8,651)	959	1,972	(30)	(111)	(133)	(5,994)
Cumulative effects of change in accounting principles for equity method investee at January 1, 2025	70	—	(1,144)	—	—	—	(1,074)
OCI before reclassifications	3,969	106	(681)	(27)	42	(29)	3,380
Deferred income tax benefit (expense)	(940)	(22)	236	6	(7)	6	(721)
AOCI before reclassifications, net of income tax	(5,552)	1,043	383	(51)	(76)	(156)	(4,409)
Amounts reclassified from AOCI	412	(1,467)	—	—	—	8	(1,047)
Deferred income tax benefit (expense)	(86)	308	—	—	—	(2)	220
Amounts reclassified from AOCI, net of income tax	326	(1,159)	—	—	—	6	(827)
Balance at December 31, 2025	$(5,226)	$(116)	$383	$(51)	$(76)	$(150)	$(5,236)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2025	2024	2023
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(398)	$(557)	$(1,404)	Net investment gains (losses)
Unrealized investment gains (losses)	(3)	—	5	Net investment income
Unrealized investment gains (losses)	(11)	(51)	(22)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(412)	(608)	(1,421)
Income tax (expense) benefit	86	128	286
Unrealized investment gains (losses), net of income tax	(326)	(480)	(1,135)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	31	33	50	Net investment income
Interest rate derivatives	(20)	3	87	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	4	4	Net investment income
Foreign currency exchange rate derivatives	1,451	(560)	684	Net investment gains (losses)
Credit derivatives	1	1	1	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	1,467	(519)	826
Income tax (expense) benefit	(308)	109	(173)
Gains (losses) on cash flow hedges, net of income tax	1,159	(410)	653
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(10)	(14)	(12)
Amortization of prior service (costs) credit	2	2	2
Amortization of defined benefit plan items, before income tax	(8)	(12)	(10)
Income tax (expense) benefit	2	2	2
Amortization of defined benefit plan items, net of income tax	(6)	(10)	(8)
Total reclassifications, net of income tax	$827	$(900)	$(490)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Prepaid legal plans	$438	$438	$446
ASO contracts	290	267	250
Recordkeeping and administrative services (1)	139	149	148
Other revenue related to service contracts from customers	36	42	43
Total revenues related to service contracts from customers	903	896	887
Other (2)	819	879	786
Total other revenues	$1,722	$1,775	$1,673
__________________
(1)Related to products and businesses no longer actively marketed by the Company.
(2)Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Amortization of DAC and VOBA	$265	$279	$298
Interest expense on debt	104	122	132
General and administrative expenses (1)	2,601	2,535	2,799
Commissions and other variable expenses	1,969	2,181	2,098
Capitalization of DAC	(109)	(110)	(118)
Premium taxes, other taxes, and licenses & fees	376	451	377
Pension, postretirement and postemployment benefit costs	250	221	199
Total other expenses (2)	$5,456	$5,679	$5,785
__________________
(1)Includes ($140) million, ($117) million and ($116) million for the years ended December 31, 2025, 2024 and 2023, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
(2)See Notes 8 and 20 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA, including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.

MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. Effective January 1, 2023, nonqualified defined benefit pension plans were amended to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2025	2024
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$948	$988
Service costs	10	11
Interest costs	52	50
Net actuarial (gains) losses (1)	27	(25)
Benefits paid	(82)	(76)
Benefit obligations at December 31,	955	948
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	82	76
Benefits paid	(82)	(76)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(955)	$(948)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(955)	$(948)
Amount recognized	$(955)	$(948)
AOCI:
Net actuarial (gains) losses	$198	$181
Prior service costs (credit)	(1)	(3)
AOCI, before income tax	$197	$178
Accumulated benefit obligation	$934	$928
__________________
(1)For the years ended December 31, 2025 and 2024, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of $16 million and ($39) million, respectively, and plan experience of $11 million and $14 million, respectively.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2025	2024	2025	2024
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
PBO	$955	$948	$955	$948
ABO	$934	$928	$934	$928
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Net periodic benefit costs:
Service costs	$10	$11	$10
Interest costs	52	50	52
Amortization of net actuarial (gains) losses	10	14	12
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	70	73	72
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	27	(25)	43
Amortization of net actuarial gains (losses)	(10)	(14)	(12)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	19	(37)	33
Total recognized in net periodic benefit costs and OCI	$89	$36	$105
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2025
Weighted average discount rate	5.50%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2024
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2025
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2024
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.30%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan, and therefore benefit payments equal employer contributions. The Company expects to make benefit payments of $80 million in 2026.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2026	$76
2027	$76
2028	$81
2029	$102
2030	$76
2031-2035	$385

MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Current:
U.S. federal	$346	$723	$353
U.S. state and local	4	4	14
Non-U.S.	11	15	14
Subtotal	361	742	381
Deferred:
U.S. federal	(106)	34	(321)
Subtotal	(106)	34	(321)
Provision for income tax expense (benefit)	$255	$776	$60
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Income (loss):
U.S.	$1,701	$4,113	$1,176
Non-U.S.	113	148	19
Total	$1,814	$4,261	$1,195
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
The table below presents the reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported. See Note 1 for further information on the ASU recently adopted on a prospective basis by the Company.

	Year Ended December 31,
	2025
	Amount	% Income (Loss)
	(Dollars in millions)
Income (loss) before provision for income tax	$1,814
Tax provision at U.S. statutory rate	381	21.0%
U.S. state and local, net of U.S. federal (1)	3	0.2%
Foreign tax effects	3	0.2%
Tax credits	(25)	(1.4)%
Nontaxable or nondeductible items:
Tax-exempt income	(67)	(3.7)%
Other	(16)	(0.9)%
Changes in unrecognized tax benefits	(7)	(0.4)%
Other adjustments:
Equity method investments	(23)	(1.3)%
Other	6	0.3%
Provision for income tax expense (benefit) and effective tax rate	$255	14.1%
__________________
(1)State taxes in Illinois made up the majority (greater than 50%) of the tax effect in this category.

	Years Ended December 31,
	2024	2023
	(In millions)
Tax provision at U.S. statutory rate	$895	$251
Tax effect of:
Dividend received deduction	(18)	(17)
Tax-exempt income	(32)	(28)
Prior year tax	(4)	8
Low income housing tax credits	6	(116)
Other tax credits	(33)	(30)
Foreign tax rate differential	(27)	1
Other, net	(11)	(9)
Provision for income tax expense (benefit)	$776	$60
The Company paid income taxes, net of refunds, of $549 million during the year ended December 31, 2025. U.S. federal income taxes paid were $537 million, U.S. state income taxes paid were $1 million and foreign income taxes paid were $11 million.
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2025	2024
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,037	$616
Net operating loss carryforwards (1)	29	78
Employee benefits	523	463
Tax credit carryforwards (2)	33	—
Litigation-related and government mandated	94	90
Net unrealized investment losses	1,697	2,444
DAC	9	—
Other	132	192
Total gross deferred income tax assets	3,554	3,883
Less: Valuation allowance	29	78
Total net deferred income tax assets	3,525	3,805
Deferred income tax liabilities:
Investments, including derivatives	1,021	824
Intangibles	14	17
DAC	—	81
Total deferred income tax liabilities	1,035	922
Net deferred income tax asset (liability)	$2,490	$2,883
__________________
(1)The Company has recorded a deferred tax asset of $29 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2025. U.S. state net operating loss carryforwards will expire between 2027 and 2044, whereas other jurisdictions have an unlimited carryforward period.
(2)Tax credit carryforwards for the year ended December 31, 2025 reflect general business tax credits with an expiration period in 2045.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($142) million and $56 million at December 31, 2025 and 2024, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2025, related to a federal income tax audit of MetLife, Inc. and its subsidiaries for tax years 2017, 2018 and 2019, the Company and the IRS entered into agreements resulting in the resolution of most audit issues. Accordingly, the Company recorded a non-cash benefit to net income of $4 million recorded in provision for income tax expense (benefit).
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$41	$39	$37
Additions for tax positions of prior years	4	—	—
Additions for tax positions of current year	2	2	2
Settlements with tax authorities	(25)	—	—
Balance at December 31,	$22	$41	$39
Unrecognized tax benefits that, if recognized, would impact the effective rate	$22	$41	$39
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lender, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2025. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2025	2024	2023
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,601	57,760	57,488
Number of new claims during the year	2,782	2,936	2,565
Settlement payments during the year (1)	$43.6	$47.4	$50.6
__________________
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $427 million at December 31, 2025. The recorded liability was $406 million at December 31, 2024.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. In December 2020, the Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and MLIC’s motion to dismiss and remanded the case. The Relator filed a Fourth Amended Complaint in January 2023. On October 13, 2024, the trial court denied the defendants’ motion to dismiss the complaint. The Company intends to defend the action vigorously.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
Assets and liabilities held for insolvency assessments are as follows:

	December 31,
	2025	2024
	(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$41	$45
Premium tax offset currently available for paid assessments	60	66
	$101	$111
Other Liabilities:
Insolvency assessments	$57	$61
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.0 billion and $1.5 billion at December 31, 2025 and 2024, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $4.5 billion and $4.0 billion at December 31, 2025 and 2024, respectively.
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $551 million, with a cumulative maximum of $651 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2025 and 2024, for indemnities and guarantees.
20. Related Party Transactions
The Company has entered into various service agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $3.0 billion for each of the years ended December 31, 2025, 2024 and 2023. Total revenues received from affiliates related to these agreements were $73 million, $52 million and $52 million for the years ended December 31, 2025, 2024 and 2023, respectively. The Company had net payables to affiliates, related to the items discussed above, of $72 million and $88 million at December 31, 2025 and 2024, respectively.
The Company has issued group annuity and stable value contracts to MetLife Group, Inc. (“MLG”), an affiliate, and COLI to a trust held by MLG, for the benefit of pension and other postretirement benefit plans, and active benefit plans, that are sponsored by MLG. These contracts and COLI are reported as separate account assets and liabilities. In addition, the Company has issued a group life insurance contract and group annuity contracts to MLG for pension and postretirement benefit plans sponsored by MLG, which are reported as PABs.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties
December 31, 2025
(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$29,811	$26,701	$26,701
Public utilities	5,178	5,016	5,016
Municipals	5,947	5,589	5,589
Foreign government	3,115	3,066	3,066
All other corporate bonds	75,144	71,885	71,885
Total bonds	119,195	112,257	112,257
Mortgage-backed, asset-backed and collateralized loan obligations securities	48,025	46,903	46,903
Redeemable preferred stock	164	172	172
Total fixed maturity securities AFS	167,384	159,332	159,332
Mortgage loans	56,571		55,870
Policy loans	5,596		5,596
Real estate and REJV (2)	8,543		8,543
Real estate acquired in satisfaction of debt	255		255
OLPI (2)	6,929		6,929
Short-term investments	2,267		2,221
Other invested assets (2) (3)	15,086		15,086
Total investments	$262,631		$253,832
__________________
(1)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for REJV and OLPI, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
(2)Includes equity method investments in related parties totaling $14.3 billion, reported across these asset classes. See Notes 1, 10, and 20 of the Notes to Consolidated Financial Statements for further information.
(3)Includes investments in related parties of $3.7 billion. See Notes 1, 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2025 and 2024
(In millions)

	Years Ended December 31,
	2025	2024 (1)
	(In millions)
DAC and VOBA	$2,865	$3,136
FPBs, Other Policy-Related Balances and Policyholder Dividend Obligation	$145,074	$134,957
PABs	$104,091	$102,140
MRB (Assets) Liabilities (2)	$1,944	$2,093
Policyholder Dividends Payable	$197	$231
Unearned Premiums (3), (4)	$437	$596
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)MRB assets and liabilities are presented net.
(3)Amounts are included within the FPBs, other policy-related balances and policyholder dividend obligation row.
(4)Includes premiums received in advance.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
Premiums and Universal Life and Investment-Type Product Policy Fees	$32,110	$29,061	$26,382
Net Investment Income	$11,611	$11,635	$11,206
Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to PABs	$35,944	$32,452	$29,602
MRB Remeasurement (Gains) Losses	$(319)	$(932)	$(703)
Amortization of DAC and VOBA Charged to Other Expenses	$265	$279	$298
Other Expenses (2)	$5,606	$5,855	$5,957
_____________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2025, 2024 and 2023
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2025
Life insurance in-force	$4,433,564	$140,069	$681,518	$4,975,013	13.7%
Insurance premium
Life insurance (2)	$23,443	$5,223	$1,398	$19,618	7.1%
Accident & health insurance	11,449	533	42	10,958	0.4%
Total insurance premium	$34,892	$5,756	$1,440	$30,576	4.7%
2024
Life insurance in-force	$4,388,485	$146,790	$702,733	$4,944,428	14.2%
Insurance premium
Life insurance (2)	$16,564	$652	$984	$16,896	5.8%
Accident & health insurance	11,114	494	45	10,665	0.4%
Total insurance premium	$27,678	$1,146	$1,029	$27,561	3.7%
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
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(1)  For the year ended December 31, 2025, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $11.5 billion and $222 million, respectively, and life insurance premiums of $429 million and $6 million, respectively. For the year ended December 31, 2024, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $232 million, respectively, and life insurance premiums of $401 million and $5 million, respectively. For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively.
(2)  Includes annuities with life contingencies.
MLIC - 128